Exhibit 10.1

Execution Version

FOURTH AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF

OCTOBER 14, 2009

AMONG

PETROHAWK ENERGY CORPORATION,

AS BORROWER,

BNP PARIBAS,

AS ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A. AND

BANK OF MONTREAL,

AS CO-SYNDICATION AGENTS,

JPMORGAN CHASE BANK, N.A.,

AND WELLS FARGO BANK, N.A.,

AS CO-DOCUMENTATION AGENTS,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER AND SOLE BOOKRUNNER

BNP PARIBAS SECURITIES CORP.

ANNEXES, EXHIBITS AND SCHEDULES

Annex I	List of Maximum Credit Amounts

Exhibit A	Form of Note
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Interest Election Request
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Legal Opinion of Hinkle Elkouri Law Firm
Exhibit F	Security Instruments
Exhibit G	Form of Assignment and Assumption

Schedule 1.01	Permian Basin Properties
Schedule 7.05	Litigation
Schedule 7.14	Subsidiaries and Partnerships; Unrestricted Subsidiaries
Schedule 7.18	Gas Imbalances
Schedule 7.19	Marketing Contracts
Schedule 7.20	Swap Agreements
Schedule 7.23	Transportation Contracts
Schedule 9.05	Investments

THIS FOURTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT dated as of October 14, 2009 is among: Petrohawk Energy Corporation, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders from time to time party hereto; BNP Paribas (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Bank of America, N.A. and Bank of Montreal, as co-syndication agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Syndication Agent”); and JPMorgan Chase Bank, N.A., and Wells Fargo Bank, N.A., as co-documentation agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Documentation Agents”).

R E C I T A L S

A. The Borrower, the Administrative Agent and other agents and lenders party thereto have entered into that certain Third Amended and Restated Senior Revolving Credit Agreement dated as of September 10, 2008, pursuant to which such lenders provided certain loans and extensions of credit to the Borrower (as renewed, extended, amended or restated from time to time, the “Existing Credit Agreement”).

B. The Borrower has requested the Lenders, and the Lenders have agreed, to amend and restate the Existing Credit Agreement subject to the terms and conditions of this Agreement.

C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

ARTICLE I

Definitions and Accounting Matters

Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusting Lender” has the meaning set forth in Section 4.06.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means, collectively, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents; and “Agent” shall mean either the Administrative Agent, any Co-Syndication Agent or any Co-Documentation Agent, as the context requires.

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06.

“Agreement” means this Fourth Amended and Restated Senior Revolving Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.5%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate (rounded upwards, if necessary, to the next 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Percentage	<50%	≥50% <75%	≥75% <90%	≥90% ≤100%	>100%
LIBOR Margin	2.25%	2.50%	2.75%	3.00%	3.25%
ABR Margin	0.75%	1.00%	1.25%	1.500%	1.75%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Applicable Percentage” means, with respect to any Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender’s Maximum Credit Amount as such percentage is set forth on Annex I.

“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender or (b) any other Person whose long term senior unsecured debt rating is A-/A3 by S&P or Moody’s (or their equivalent) or higher.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Petroleum Engineers” means Netherland, Sewell & Associates, Inc. and any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

“Arranger” means BNP Paribas Securities Corp., in its capacity as the sole lead arranger and sole bookrunner hereunder.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit G or any other form approved by the Administrative Agent.

“Availability Period” means the period from and including the Effective Date to but excluding the Termination Date.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07(a), as the same may be adjusted from time to time pursuant to Sections 2.07(b), (c) and (d).

“Borrowing Base Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Oil and Gas Borrowing Base in effect on such day.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in dollar deposits are carried out in the London interbank market.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Cash Equivalent” means cash held in US dollars and all Investments of the type identified in Section 9.05(c).

“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Restricted Subsidiaries having a fair market value in excess of $25,000,000.

“Change in Control” means: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 5.01(b)), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral Assignment of Midstream Services Contracts” means an agreement executed by Hawk Field Services and its Restricted Subsidiaries in form and substance reasonably acceptable to the Administrative Agent and Hawk Field Services, assigning the contracts for Midstream Services between Hawk Field Services and its Restricted Subsidiaries and the Borrower and its Restricted Subsidiaries to the Administrative Agent as collateral to secure the Indebtedness, as the same may be amended, modified or supplemented from time to time.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The amount representing each Lender’s Commitment shall at any time be the lesser of such Lender’s Maximum Credit Amount and such Lender’s Applicable Percentage of the then effective Borrowing Base.

“Consolidated Net Income” means with respect to the Borrower and its Consolidated Restricted Subsidiaries for any period, the aggregate of the net income (or loss) of the Borrower and the Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or any Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Restricted Subsidiary; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) any extraordinary non-cash gains or losses during such period and (d) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; and provided further that if the Borrower or any Consolidated Restricted Subsidiary shall acquire or dispose of any Property during such period or a Subsidiary shall be redesignated as either an Unrestricted Subsidiary or a Restricted Subsidiary, then Consolidated Net Income shall be calculated after giving pro forma effect to such acquisition, merger, disposition or redesignation, as if such acquisition, merger, disposition or redesignation had occurred on the first day of such period.

“Consolidated Net Income-HFS” means with respect to Hawk Field Services and its Consolidated Restricted Subsidiaries for any period, the aggregate of the net income (or loss) of Hawk Field Services and its Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which Hawk Field Services or any of its Restricted Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Hawk Field Services and its Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to Hawk Field Services or to one of its Restricted Subsidiaries; (b) the net income (but not loss) during such period of any Restricted Subsidiary of Hawk Field Services to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) any extraordinary non-cash gains or losses during such period and (d) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; and provided further that if Hawk Field Services or any of its Restricted Subsidiaries shall acquire or dispose of any Property during such period or a Subsidiary of Hawk Field Services shall be redesignated as either an Unrestricted Subsidiary or a Restricted Subsidiary, then Consolidated Net Income-HFS shall be calculated after giving pro forma effect to such acquisition, merger, disposition or redesignation, as if such acquisition, merger, disposition or redesignation had occurred on the first day of such period.

“Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries.

“Consolidated Subsidiaries” means, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

“Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to “control” such other Person. “Controlling” and “Controlled” have meanings correlative thereto.

“Current Production” means, for each month, the lesser of (a) the prior month’s production of crude oil and natural gas, calculated on a natural gas equivalent basis, of the Borrower and its Restricted Subsidiaries and (b) the internally forecasted production of crude oil and natural gas, calculated on a natural gas equivalent basis, of the Borrower and its Restricted Subsidiaries for each month for the next 48 months.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments for periods in excess of 120 days prior to the day of delivery, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP; provided, however, the contingent obligations of Borrower or any Subsidiary of Borrower pursuant to any purchase and sale agreement, stock purchase agreement, merger agreement or similar agreement shall not constitute “Debt” within this definition so long as none of the same contains an obligation to pay money over time.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, unless with respect to the Loans, the subject of a good faith dispute, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, unless the reason such Lender is not complying with such obligations is due to a good faith dispute with regard to such obligations, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (d) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or parent company thereof by a Governmental Authority or agency thereof.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Restricted Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“EBITDA” means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization and all other non-cash charges, minus all non-cash income to the extent included in Consolidated Net Income.

“EBITDA-HFS” means, for any period, the sum of Consolidated Net Income-HFS for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization and all other non-cash charges, minus all non-cash income to the extent included in Consolidated Net Income-HFS.

“Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02).

“Engineering Reports” has the meaning assigned such term in Section 2.07(b)(ii)(A).

“Environmental Laws” means any and all Governmental Requirements pertaining in any way to health, safety the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any Restricted Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Restricted Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The term “oil” shall have the meaning specified in OPA, the terms “hazardous substance” and “release” (or “threatened release”) have the meanings specified in CERCLA, the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA and the term “oil and gas waste” shall have the meaning specified in Section 91.1011 of the Texas Natural Resources Code (“Section 91.1011”); provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section 91.1011 is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any Restricted Subsidiary is located establish a meaning for “oil,” “hazardous substance,” “release,” “solid waste,” “disposal” or “oil and gas waste” which is broader than that specified in either OPA, CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

“ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned such term in Section 10.01.

“Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower or any of its Restricted Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Restricted Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; (h) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; and (i) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into in the ordinary course of business covering only the Property under any such operating lease; provided, further that Liens described in clauses (a) through (e) shall remain “Excepted Liens” only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 5.04(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure to comply with Section 5.03(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03 or Section 5.03(c).

“Existing Credit Agreement” has the meaning assigned such term in Recital B.

“Exiting Lender” has the meaning set forth in Section 4.06.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower.

“Financial Statements” means the financial statement or statements of the Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.

“Gas Balancing Obligations” means those obligations set forth on Schedule 7.18.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Borrower, any Restricted Subsidiary, any of their Properties, any Agent, the Issuing Bank or any Lender.

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

“Guarantors” means, collectively:

(a) as of the Effective Date, each of the following:

•	Petrohawk Operating Company, a Texas corporation;

•	P-H Energy, LLC, a Texas limited liability company;

•	Petrohawk Holdings, LLC, a Delaware limited liability company;

•	Hawk Field Services, LLC, an Oklahoma limited liability company;

•	Petrohawk Properties, LP, a Texas limited partnership;

•	Winwell Resources, L.L.C., a Louisiana limited liability company;

•	WSF, Inc., a Louisiana corporation;

•	KCS Resources, L.L.C., a Delaware limited liability company;

•	KCS Energy Services, Inc., a Delaware corporation;

•	Medallion California Properties Company, a Texas corporation;

•	Proliq, Inc., a New Jersey corporation;

•	One TEC, LLC, a Texas limited liability company;

•	One TEC Operating, LLC, a Texas limited liability company;

•	HK Energy Marketing, LLC, a Delaware limited liability company;

•	HK Transportation, LLC, an Oklahoma limited liability company;

•	Bison Ranch LLC, an Idaho limited liability company; and

(b) each other Material Domestic Subsidiary or other Domestic Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b).

“Guaranty Agreement” means an agreement executed by the Guarantors in form and substance reasonably acceptable to the Administrative Agent and the Guarantors, unconditionally guarantying on a joint and several basis, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

“Hawk Field Services” means Hawk Field Services, LLC, an Oklahoma limited liability company.

“Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“Indebtedness” means any and all amounts owing or to be owing by the Borrower, any Restricted Subsidiary or any Guarantor: (a) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document, (b) to any Person under any Swap Agreement between the Borrower or any Restricted Subsidiary and such Person if either (i) at the time such Swap Agreement was entered into, such Person was a Lender or Affiliate of a Lender or (ii) such Swap Agreement was in effect on the Effective Date and such Person or its Affiliate was a Lender on the Effective Date, in each case after giving effect to all netting agreements relating to such Swap Agreement, and (c) all renewals, extensions and/or rearrangements of any of the above.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Initial Reserve Report” means the report of the Borrower prepared by or under the supervision of its chief reserve engineer with respect to the proved Oil and Gas Properties of the Borrower and its Restricted Subsidiaries as of June 30, 2009.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.

“Interest Expense” means, for any period, the sum (determined without duplication) of the aggregate of (i) all cash dividends paid on the Borrower’s preferred Equity Interests and (ii) gross interest expense of the Borrower and the Consolidated Restricted Subsidiaries for such period, including to the extent included in interest expense under GAAP: (a) amortization of debt discount, (b) capitalized interest and (c) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interim Redetermination” has the meaning assigned such term in Section 2.07(b).

“Interim Redetermination Date” means the date on which an Oil and Gas Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(b)(iii).

“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business) or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

“Issuing Bank” means BNP Paribas, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Knowledge” means, with respect to an individual, his or her actual knowledge and with respect to any corporation, limited liability company, partnership or other business entity, the actual knowledge of any officer, general partner or individual being a member of the executive management of such entity.

“LC Commitment” at any time means Fifty Million Dollars ($50,000,000).

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lenders” means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement.

“Letter of Credit Agreements” means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with the Issuing Bank relating to any Letter of Credit.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of an amount comparable to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and its Restricted Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loan Documents” means this Agreement, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Majority Lenders” means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans or participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, Property, condition (financial or otherwise) or prospects of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of the Borrower, any Restricted Subsidiary or any Guarantor to perform any of its obligations under any Loan Document, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent, any other Agent, the Issuing Bank or any Lender under any Loan Document.

“Material Domestic Subsidiary” means, as of any date, any Domestic Subsidiary that (a) is a Wholly-Owned Subsidiary and (b) together with its Restricted Subsidiaries, owns Property having a fair market value of $1,000,000 or more.

“Material Indebtedness” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means July 1, 2013.

“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or (b) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

“Midstream Assets” means all of the gas gathering, processing, treatment, compression, trunk lines and associated equipment owned by Hawk Field Services and its Restricted Subsidiaries.

“Midstream Component” means, for any period between Midstream Component Determination Dates, an amount equal to the lesser of (a) $300,000,000 and (b) the product of 3.5 and the Midstream EBITDA for the most recently ended fiscal quarter for which financial statements have been delivered, as the same may be adjusted from time to time pursuant to Section 9.13.

“Midstream Component Determination Date” means each date on which the Borrower delivers the consolidating financial reports pursuant to Section 8.01(r).

“Midstream EBITDA” means the EBITDA-HFS for the most recent four quarters for which financial information is available, provided that for the fiscal quarter ending (a) June 30, 2009, Midstream EBITDA shall be equal to the EBITDA-HFS for such fiscal quarter multiplied by 4, (b) September 30, 2009, Midstream EBITDA shall be equal to the EBITDA-HFS for the two fiscal quarters ending on such date multiplied by 2, and (c) December 31, 2009, Midstream EBITDA shall be equal to the EBITDA-HFS for the three fiscal quarters ending on such date multiplied by 4/3.

“Midstream Services” means the provision of gathering, transporting, terminalling, storing, processing, dehydrating hydrocarbons and other similar activities.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

“Mortgaged Property” means any Property owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of the Security Instruments.

“Multiemployer Plan” means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

“Net Cash Proceeds” means in connection with any issuance or sale of Equity Interests or Debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“New Lender” has the meaning set forth in Section 4.06.

“New Oil and Gas Borrowing Base Notice” has the meaning assigned such term in Section 2.07(b)(iii).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Recourse Debt” means any Debt of any Unrestricted Subsidiary, in each case in respect of which: (a) the holder or holders thereof (i) shall have recourse only to, and shall have the right to require the obligations of such Unrestricted Subsidiary to be performed, satisfied, and paid only out of, the Property of such Unrestricted Subsidiary and/or one or more of its Subsidiaries (but only to the extent that such Subsidiaries are Unrestricted Subsidiaries) and/or any other Person (other than Borrower and/or any Restricted Subsidiary) and (ii) shall have no direct or indirect recourse (including by way of guaranty, support or indemnity) to the Borrower or any Restricted Subsidiary or to any of the Property of Borrower or any Restricted Subsidiary,

whether for principal, interest, fees, expenses or otherwise; and (b) the terms and conditions relating to the non-recourse nature of such Debt are in form and substance reasonably acceptable to the Administrative Agent.

“Notes” means the promissory notes of the Borrower as requested by a Lender and described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“Oil and Gas Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07(b), as the same may be adjusted from time to time pursuant to Section 8.13(c) or Section 9.13(e).

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

“Participant” has the meaning set forth in Section 12.04(c)(i).

“Permian Basin Properties” means the Oil and Gas Properties listed on Schedule 1.01.

“Permitted Refinancing Debt” means Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to refinance, all or any Senior Notes (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the aggregate principal amount then outstanding of the Refinanced Debt (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount); (b) such new Debt has a stated maturity no earlier than the stated maturity of the Refinanced Debt and an average life no shorter than the average life of the Refinanced Debt; (c) such new Debt does not contain any covenants which are materially more onerous to the Borrower and its Restricted Subsidiaries than those imposed by the Refinanced Debt and (d) such new Debt (and any guarantees thereof) is subordinated in right of payment to the Indebtedness (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt and is otherwise subordinated on terms substantially reasonably satisfactory to the Administrative Agent.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Proposed Oil and Gas Borrowing Base” has the meaning assigned to such term in Section 2.07(b)(ii)(A).

“Proposed Oil and Gas Borrowing Base Notice” has the meaning assigned to such term in Section 2.07(b)(ii)(B).

“Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt; provided, however, the term “Redemption” shall not include early termination of a Swap Agreement due to an ISDA “Termination Event” to the extent the amount due at such termination exceeds $15,000,000. “Redeem” has the correlative meaning thereto.

“Redetermination Date” means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Oil and Gas Borrowing Base related thereto becomes effective pursuant to Section 2.07(b)(iii).

“Register” has the meaning assigned such term in Section 12.04(b)(iv).

“Regulation D” means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person’s Affiliates.

“Remedial Work” has the meaning assigned such term in Section 8.10(a).

“Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each December 31st or June 30th (or such other date in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time.

“Responsible Officer” means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or Executive Vice President-Finance and Administration of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower.

“Restricted Subsidiary” means (i) as to the Borrower, any Subsidiary of the Borrower that is not an Unrestricted Subsidiary and (ii) as to Hawk Field Services, any Subsidiary of Hawk Field Services that is not an Unrestricted Subsidiary.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure at such time.

“Scheduled Redetermination” has the meaning assigned such term in Section 2.07(b).

“Scheduled Redetermination Date” means the date on which an Oil and Gas Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(b)(iii).

“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.

“Security Instruments” means the Guaranty Agreement, the Collateral Assignment of Midstream Services Contracts, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit F, and any and all other agreements, instruments or certificates previously entered into or filed with respect to the Existing Credit Agreement or now or hereafter executed and delivered by the Borrower or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness, the Loans, the Notes, if any, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

“Senior Indentures” means, collectively or individually, as the context requires, any indenture or other agreement pursuant to which any Senior Notes are issued, as the same may be amended, restated or supplemented, subject to the terms of Section 9.04(b).

“Senior Notes” means any unsecured senior or senior subordinated notes issued by the Borrower and outstanding on the Effective Date or thereafter issued under Section 9.02(i) and, in each case, any guarantees thereof by the Borrower or a Guarantor.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Restricted Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Borrower.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, collar or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Termination Date” means the earlier of the Maturity Date and the date of termination of the Commitments.

“Total Debt” means, at any date, all Debt of the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis less (i) Cash Equivalents, (ii) surety bonds permitted under Section 9.02(e) to the extent the aggregate face amount of all such bonds does not exceed $55,000,000 and (iii) all liabilities associated with deferred put premiums to the extent the same constitutes Debt.

“Transactions” means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement, each other Loan Document, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Indebtedness and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor’s grant of the security interests and provision of collateral thereunder, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted LIBO Rate.

“Unrestricted Subsidiary” means any Subsidiary of the Borrower designated as such on Schedule 7.14 or which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.06.

“Wholly-Owned Subsidiary” means any Restricted Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or by the Borrower and one or more of the Wholly-Owned Subsidiaries.

Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”).

Section 1.04 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Borrower’s independent certified public accountants concur and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to

Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

ARTICLE II

The Credits

Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans. On the Effective Date (or as soon as practicable with respect to (iii)):

(i) the Borrower shall pay all accrued and unpaid commitment fees, break funding fees under Section 5.02 and all other fees that are outstanding under the Existing Credit Agreement for the account of each “Lender” under the Existing Credit Agreement;

(ii) each “ABR Loan” and “Eurodollar Loan” outstanding under the Existing Credit Agreement shall be deemed to be repaid with the proceeds of a new ABR Loan or Eurodollar Loan, as applicable, under this Agreement;

(iii) the Administrative Agent shall use reasonable efforts to cause such “Lender” under the Existing Credit Agreement to deliver to the Borrower as soon as practicable after the Effective Date the Note issued by the Borrower to it under the Existing Credit Agreement, marked “canceled” or otherwise similarly defaced;

(iv) each Letter of Credit issued and outstanding under the Existing Credit Agreement shall be deemed issued under this Agreement without the payment of additional fees; and

(v) the Existing Credit Agreement and the commitments thereunder shall be superceded by this Agreement and such commitments shall terminate.

It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence repayment of any such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of the Borrower outstanding thereunder.

Section 2.02 Loans and Borrowings.

(a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of 8 Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

(d) Notes. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. The entries made in the accounts maintained pursuant to this Section 2.02(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. Any Lender may request that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender and substantially in the form of Exhibit A dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement or (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 12.04) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns). In the event that any Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone, fax (or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent) (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic (or electronic communication) Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B and signed by the Borrower. Each such telephonic, electronic communication, and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(v) the amount of the then effective Borrowing Base, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and

(vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base).

Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04 Interest Elections.

(a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone, fax (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic (or electronic communication) Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in substantially the form of Exhibit C and signed by the Borrower.

(c) Information in Interest Election Requests. Each telephonic, electronic communication and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing: (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.05 Funding of Borrowings.

(a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York, New York and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.06 Termination and Reduction of Aggregate Maximum Credit Amounts.

(a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts or the Borrowing Base is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

(b) Optional Termination and Reduction of Aggregate Credit Amounts.

(i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Commitments.

(ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable; provided that a notice of termination of the Aggregate Maximum Credit Amounts delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

Section 2.07 Borrowing Base.

(a) Borrowing Base. The Borrowing Base shall be equal to the sum of (i) the Oil and Gas Borrowing Base and (ii) the Midstream Component.

(b) Oil and Gas Borrowing Base. The Oil and Gas Borrowing Base shall be determined in accordance with this Section 2.07(b). For the period from and including the Effective Date to but excluding the next Redetermination Date, the amount of the Oil and Gas Borrowing Base shall be $1,200,000,000. Notwithstanding the foregoing, the Oil and Gas Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.13 and upon the sale of the Permian Basin Properties, the then effective Oil and Gas Borrowing Base shall be reduced by $200,000,000.

(i) Scheduled and Interim Redeterminations. The Oil and Gas Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07(b) (a “Scheduled Redetermination”), and, subject to Section 2.07(b)(iii), such redetermined Oil and Gas Borrowing Base shall become effective and applicable to the Borrower, the Agents, the Issuing

Bank and the Lenders on May 1st and November 1st of each year, commencing May 1, 2010. In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Majority Lenders, by notifying the Borrower thereof, one time during any 12 month period, each elect to cause the Oil and Gas Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.07(b).

(ii) Scheduled and Interim Redetermination Procedure.

(A) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (1) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and (c), and, in the case of an Interim Redetermination, pursuant to Sections 8.12(b) and (c), and (2) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.12(c), as may, from time to time, be reasonably requested by the Majority Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Oil and Gas Borrowing Base (the “Proposed Oil and Gas Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time. In no event shall the Proposed Oil and Gas Borrowing Base plus the Midstream Component at such time exceed the Aggregate Maximum Credit Amounts.

(B) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Oil and Gas Borrowing Base (the “Proposed Oil and Gas Borrowing Base Notice”):

(1) in the case of a Scheduled Redetermination (I) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then on or before April 15th and October 15th of such year following the date of delivery or (II) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Oil and Gas Borrowing Base in accordance with Section 2.07(b)(ii)(A); and

(2) in the case of an Interim Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.

(C) Any Proposed Oil and Gas Borrowing Base that would increase the Oil and Gas Borrowing Base then in effect must be approved or deemed to have been approved by each of the Lenders as provided in this Section 2.07(b)(ii)(C); and any Proposed Oil and Gas Borrowing Base that would decrease or maintain the Oil and Gas Borrowing Base then in effect must be approved or be deemed to have been approved by the Majority Lenders as provided in this Section 2.07(b)(ii)(C). Upon receipt of the Proposed Oil and Gas Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Oil and Gas Borrowing Base or disagree with the Proposed Oil and Gas Borrowing Base by proposing an alternate Oil and Gas Borrowing Base. If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Oil and Gas Borrowing Base. If, at the end of such 15-day period, each of the Lenders, in the case of a Proposed Oil and Gas Borrowing Base that would increase the Oil and Gas Borrowing Base then in effect, or the Majority Lenders, in the case of a Proposed Oil and Gas Borrowing Base that would decrease or maintain the Oil and Gas Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Oil and Gas Borrowing Base shall become the new Oil and Gas Borrowing Base, effective on the date specified in Section 2.07(b)(iii). If, however, at the end of such 15-day period, all of the Lenders or Majority Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Oil and Gas Borrowing Base then acceptable to the Majority Lenders for purposes of this Section 2.07(b) and, so long as such amount does not increase the Oil and Gas Borrowing Base then in effect, such amount shall become the new Oil and Gas Borrowing Base, effective on the date specified in Section 2.07(b)(iii).

(iii) Effectiveness of a Redetermined Oil and Gas Borrowing Base. After a redetermined Oil and Gas Borrowing Base is approved or is deemed to have been approved by each of the Lenders or the Majority Lenders, as applicable, pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined Oil and Gas Borrowing Base (the “New Oil and Gas Borrowing Base Notice”), and such amount shall become the new Oil and Gas Borrowing Base, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders:

(A) in the case of a Scheduled Redetermination, (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then on May 1st or November 1st, as applicable, following such notice, or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such notice; and

(B) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such notice.

Such amount shall then become the Oil and Gas Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Oil and Gas Borrowing Base under Section 8.13(c) or Section 9.13, whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination or Interim Redetermination shall become effective until the New Oil and Gas Borrowing Base Notice related thereto is received by the Borrower.

(c) Midstream Component. The Midstream Component shall be determined by the Administrative Agent and effective on each Midstream Component Determination Date. For the period from and including the Effective Date to but excluding the next Midstream Component Determination Date, the amount of the Midstream Component shall be $182,000,000. Notwithstanding the foregoing, the Midstream Component may be subject to further adjustment pursuant to Section 9.13.

(d) Reduction of Borrowing Base Upon Issuance of Permitted Senior Notes. Notwithstanding anything to the contrary contained herein, upon the issuance of any Senior Notes in accordance with Section 9.02(i), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.

Section 2.08 Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of dollar denominated Letters of Credit for its own account or for the account of any of its Restricted Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (not less than three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

(i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit to be amended, renewed or extended;

(ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

(iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

(iv) specifying the amount of such Letter of Credit;

(v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and

(vi) specifying the amount of the then effective Borrowing Base and whether a Borrowing Base deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).

Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e. the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base).

If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that if such LC Disbursement is equal to or greater than $1,000,000, the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such LC Disbursement be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this Section 2.08(e) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.08(e) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply substantially with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its reasonable discretion, either accept and make payment upon such documents without responsibility for further investigation, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed the Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.05(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or (ii) the Borrower is required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then the Borrower shall deposit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default, the LC Exposure, and in the case of a payment required by Section 3.04(c), the amount of such excess as provided in Section 3.04(c), as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower or any Restricted Subsidiary described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower’s obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Borrower’s and the Guarantor’s obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Interest or profits, if any, on such deposit shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors under this Agreement or the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

ARTICLE III

Payments of Principal and Interest; Prepayments; Fees

Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

Section 3.02 Interest.

(a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(c) Post-Default Rate. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 3.04 Prepayments.

(a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b).

(b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone and/or fax (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

(c) Mandatory Prepayments.

(i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if, as a result of an LC Exposure, any excess remains after prepaying all of the Borrowings pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).

(ii) Upon any redetermination of or adjustment to the amount of the Oil and Gas Borrowing Base in accordance with Section 2.07(b)(i) or Section 8.13(c) and/or the Midstream Component pursuant to Section 2.07(c), if the total Revolving Credit Exposures exceeds the redetermined or adjusted Borrowing Base, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if, as a result of an LC Exposure, any excess remains after prepaying all of the Borrowings pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral within forty-five (45) days following its receipt of the New Oil and Gas Borrowing Base Notice in accordance with Section 2.07(b)(iii) or the date the adjustment occurs; provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date.

(iii) Upon any adjustments to the Borrowing Base pursuant to Section 2.07(d), if the total Revolving Credit Exposures exceeds the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if, as a result of an LC Exposure, any excess remains after prepaying all of the Borrowings pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it or any Subsidiary receives cash proceeds as a result of the incurrence of such Senior Notes.

(iv) Upon any adjustments to the Oil and Gas Borrowing Base or the Midstream Component pursuant to Section 9.13, if the total Revolving Credit Exposures exceeds the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if, as a result of an LC Exposure, any excess remains after prepaying all of the Borrowings pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it or any Subsidiary receives cash proceeds as a result of such disposition.

(v) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

(vi) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02.

(d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02.

Section 3.05 Fees.

(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at 0.5% on the average daily amount of the unused amount of the Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date, provided that, for purposes of determining the Commitment of a Lender for this Section 3.05(a), each Lender’s Applicable Percentage of the then effective Borrowing Base shall be equal to such Lender’s Applicable Percentage of the sum of (i) the then effective Oil and Gas Borrowing Base and (ii)

$300,000,000. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, provided that in no event shall such fee be less than $125 during any quarter, and (iii) to the Issuing Bank, for its own account, its standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

ARTICLE IV

Payments; Pro Rata Treatment; Sharing of Set-offs

Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon, but shall be considered received on the date paid for purposes of Section 10.01. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 4.04 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower’s or each Guarantor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Restricted Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Restricted Subsidiaries.

Section 4.05 Payments and Deductions to a Defaulting Lender.

(a) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid in cash.

(b) If a Defaulting Lender as a result of the exercise of a set-off shall have received a payment in respect of its Revolving Credit Exposure which results in its Revolving Credit

Exposure being less than its Applicable Percentage of the aggregate Revolving Credit Exposures, then no payments will be made to such Defaulting Lender until such time as all amounts due and owing to the Lenders have been equalized in accordance with each Lender’s respective pro rata share of the aggregate Revolving Credit Exposures. Further, if at any time prior to the acceleration or maturity of the Loans, the Administrative Agent shall receive any payment in respect of principal of a Loan or a reimbursement of an LC Disbursement while one or more Defaulting Lenders shall be party to this Agreement, the Administrative Agent shall apply such payment first to the Borrowing(s) for which such Defaulting Lender(s) shall have failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each Defaulting Lender) is owed its Applicable Percentage of all Loans then outstanding. After acceleration or maturity of the Loans, subject to the first sentence of this Section 4.05(b), all principal will be paid ratably as provided in Section 10.02(c).

(c) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 3.05.

(ii) The Commitment, the Maximum Credit Amount, the outstanding principal balance of the Loans and participation interests in Letters of Credit of such Defaulting Lender shall not be included in determining whether all Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02), provided that any waiver, amendment or modification requiring (A) the consent of all Lenders or (B) the consent of each affected Lender and which affects such Defaulting Lender, shall require the consent of such Defaulting Lender; and provided further that any redetermination or affirmation of the Oil and Gas Borrowing Base shall occur without participation of a Defaulting Lender, but the Commitments (i.e., the Applicable Percentage of the Borrowing Base of a Defaulting Lender) may not be increased without the consent of such Defaulting Lender.

(iii) If any LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(A) all or any part of such LC Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (1) the sum of all Non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s LC Exposure does not exceed the total of all Non-Defaulting Lenders’ Commitments and (2) the conditions set forth in Section 6.02 are satisfied at such time;

(B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, then the Borrower shall, within one Business Day following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) in accordance with the procedures set forth in Section 2.08(e) for so long as such LC Exposure is outstanding;

(C) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 4.05 then the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(D) if the LC Exposure of the Non-Defaulting Lenders is reallocated pursuant to Section 4.05(c), then the fees payable to the Lenders pursuant to Section 3.05(a) and Section 3.05(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Applicable Percentages; or

(E) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 4.05(c)(iii), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all commitment fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized and/or reallocated.

(d) So long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 4.05(c), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.08(d) (and Defaulting Lenders shall not participate therein).

(e) In the event that the Administrative Agent, the Borrower and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans or participations in Letters of Credit of the other Lenders as the Administrative shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

Section 4.06 Assignments, New Lenders and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, allow each of Barclays Bank PLC, Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc. and Credit Suisse, Cayman Islands Branch to become a party to the Credit Agreement as a Lender, (each a “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments, to adjust the Maximum Credit Amounts and Commitment of the other Lenders (each an “Adjusting Lender”) and to decrease completely the Maximum Credit Amount and Commitment of U.S. Bank National Association, Merrill Lynch Commercial Finance Corp., Fortis Capital Corp., Union Bank of California, N.A., Compass Bank, Sterling Bank and General Electric Capital Corporation (each an “Exiting Lender”). The Administrative Agent and the

Borrower hereby consent to such reallocation and each New Lender’s acquisition of, and each Adjusting Lender’s adjustment of, an interest in the Maximum Credit Amounts and Commitments and the Exiting Lender’s and other Lenders’ assignments of their Commitments. On the Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I. With respect to such reallocation, each New Lender and Adjusting Lender shall be deemed to have acquired the Maximum Credit Amounts and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G as if each such New Lender, Adjusting Lender and Exiting Lender had executed an Assignment and Assumption Agreement with respect to such allocation.

ARTICLE V

Increased Costs; Break Funding Payments; Taxes

Section 5.01 Increased Costs.

(a) Eurodollar Changes in Law. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c) Certificates. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 5.01 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 5.03 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03), the Administrative Agent, Lender or Issuing Bank (as the case may be)

receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender or the Issuing Bank as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

(f) Tax Refunds. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.03, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.03 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental

Authority. This Section 5.03 shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person. The agreements in this Section 5.03(f) shall survive the termination of this Agreement and the payment of the Loans and the other amounts payable hereunder.

Section 5.04 Mitigation Obligations; Replacement of Lenders.

(a) Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 5.01, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, or any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c) Replacement for Oil and Gas Borrowing Base Increase. If (i) an existing Lender does not approve a proposed Oil and Gas Borrowing Base increase and (ii) each of the Lenders have approved such proposed Oil and Gas Borrowing Base increase, then the Borrower may, at its sole expense, within 3 Business Days after the Borrower receives the New Oil and Gas Borrowing Base Notice with respect to such increase, at the discretion of such existing Lender either:

(A) cause such existing Lender to assign and delegate, without recourse, all its interests, rights and obligations under this Agreement to one or more assignees proposed by the Borrower that shall assume such obligations (which assignees may be another Lender, if a Lender accepts such assignment), provided that such existing Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee(s) (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), or

(B) cause such existing Lender to reduce its Maximum Credit Amount based upon a new Applicable Percentage for such existing Lender that is calculated by dividing such existing Lender’s then outstanding Revolving Credit Exposure by the Borrowing Base determined after the increase of the Oil and Gas Borrowing Base and assigning the balance of its Maximum Credit Amount to an assignee or assignees proposed by the Borrower that shall assume such amount of the assigning Lender’s Maximum Credit Amount (which assignee may be another Lender, if a Lender accepts such assignment).

Any such replacement of an existing Lender or partial assignment of an existing Lender’s Maximum Credit Amount shall be in accordance with and subject to the restrictions contained in Section 12.04(b).

ARTICLE VI

Conditions Precedent

Section 6.01 Effective Date. The obligations of the Lenders to amend and restate the Existing Credit Agreement, to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(b) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws (or other organizational documents) of the Borrower and such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

(d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D, duly and properly executed by a Responsible Officer and dated as of the date of Effective Date.

(e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

(f) The Administrative Agent shall have received duly executed Notes, if requested, payable to the order of each Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

(g) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments, including the Guaranty Agreement and the other Security Instruments described on Exhibit F. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

(i) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisions at the end of such definition) on (A) substantially all of the Midstream Assets and (B) at least 80% of the total value of the Oil and Gas Properties evaluated in the Initial Reserve Report; and

(ii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of the Guarantors and not less than 65% of all of the issued and outstanding capital stock of each Foreign Subsidiary with total assets in excess of $500,000 that is not a Guarantor, which is directly owned by either the Borrower or a Domestic Subsidiary.

(h) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached to such certificate are true and complete copies of the Senior Indentures, as amended on or prior to the Effective Date. The structure, terms, conditions and documentation for the Senior Indentures shall be reasonably satisfactory to the Administrative Agent.

(i) The Administrative Agent shall have received an opinion of (i) Hinkle Elkouri Law Firm L.L.C., special counsel to the Borrower, substantially in the form of Exhibit E hereto, and (ii) local counsel in each of the following states: Texas, Oklahoma, New Mexico and Louisiana and any other jurisdictions requested by the Administrative Agent, in form and substance reasonable satisfactory to the Administrative Agent.

(j) The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.12.

(k) The Administrative Agent shall be reasonably satisfied with the status of title to the Oil and Gas Properties evaluated in the Initial Reserve Report.

(l) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries.

(m) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.

(n) The Administrative Agent shall have received the financial statements referred to in Section 7.04(a) and the Initial Reserve Report accompanied by a certificate covering the matters described in Section 8.12(c).

(o) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of the Borrower and the Restricted Subsidiaries for each of the following jurisdictions: Texas, Oklahoma, Louisiana and New Mexico and any other jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

(p) The Administrative Agent and the Lenders shall be reasonably satisfied with the form and substance of the Midstream Services contracts of Hawk Field Services and its Restricted Subsidiaries listed in Schedule 7.23.

(q) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., New York City time, on October 14, 2009 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding), and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no event, development or circumstance has occurred or shall then exist that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct as of such specified earlier date.

(d) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, would not conflict with, or cause any Lender or the Issuing Bank to violate or exceed, any applicable Governmental Requirement, and no Change in Law shall have occurred, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan, the issuance, amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

(e) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

Each Borrowing and each issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) through (d).

ARTICLE VII

Representations and Warranties

The Borrower represents and warrants to the Lenders that:

Section 7.01 Organization; Powers. Each of the Borrower and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

Section 7.02 Authority; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action (including, without limitation, any action required to be taken by any class of directors of the Borrower, whether interested or disinterested, in order to ensure the due authorization of the Transactions). Each Loan Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and such Guarantor and constitutes a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person, nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

Section 7.04 Financial Condition; No Material Adverse Change.

(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2008, reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2009. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

(b) Since December 31, 2008, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of the Borrower and its Restricted Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

(c) Neither the Borrower nor any Restricted Subsidiary has on the date hereof any material Debt (including Disqualified Capital Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments (other than the Gas Balancing Obligations and the Swap Agreements listed on Schedule 7.20) which are not referred to or reflected or provided for in the Financial Statements.

Section 7.05 Litigation.

(a) Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the Knowledge of the Borrower, threatened against or affecting the Borrower or any Restricted Subsidiary (i) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions.

(b) Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 7.06 Environmental Matters. Except as could not be reasonably expected to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions could not be reasonably expected to have a Material Adverse Effect):

(a) neither any Property of the Borrower or any Restricted Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

(b) no Property of the Borrower or any Restricted Subsidiary nor the operations currently conducted thereon or, to the Knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

(c) all notices, permits, licenses, exemptions, approvals or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each Restricted Subsidiary, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance, oil and gas waste or solid waste into the environment, have been duly obtained or filed, and the Borrower and each Restricted Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

(d) all hazardous substances, solid waste and oil and gas waste, if any, generated at any and all Property of the Borrower or any Restricted Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the Knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws.

(e) the Borrower has taken all steps reasonably necessary to determine and has determined that no oil, hazardous substances, solid waste or oil and gas waste, have been disposed of or otherwise released and there has been no threatened release of any oil, hazardous substances, solid waste or oil and gas waste on or to any Property of the Borrower or any Restricted Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

(f) to the extent applicable, all Property of the Borrower and each Restricted Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA, and the Borrower does not have any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement.

(g) neither the Borrower nor any Restricted Subsidiary has any known contingent liability or Remedial Work in connection with any release or threatened release of any oil, hazardous substance, solid waste or oil and gas waste into the environment.

Section 7.07 Compliance with the Laws and Agreements; No Defaults.

(a) Each of the Borrower and each Restricted Subsidiary is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Borrower nor any Restricted Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or a Restricted Subsidiary to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any Restricted Subsidiary or any of their Properties is bound.

(c) No Default has occurred and is continuing.

Section 7.08 Investment Company Act. Neither the Borrower nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 7.09 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Tax Lien has been filed and, to the Knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

Section 7.10 ERISA.

(a) The Borrower, the Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

(b) Each Plan is, and has been, established and maintained in substantial compliance with its terms, ERISA and, where applicable, the Code.

(c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

(d) Full payment when due has been made of all amounts which the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof.

(e) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

(f) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any employee pension benefit plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

Section 7.11 Disclosure; No Material Misstatements. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Restricted Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Restricted Subsidiary to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to the Borrower or any Restricted Subsidiary which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Restricted Subsidiary prior to, or on, the date hereof in connection with the transactions contemplated hereby. No statements or conclusions exist in any Reserve Report which are based upon or include misleading information or which fail to take into account material information regarding the matters reported therein to the extent such misstatement, misleading information or failure could reasonably be expected to have a Material Adverse Effect.

Section 7.12 Insurance. The Borrower has, and has caused all its Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and its Restricted Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance.

Section 7.13 Restriction on Liens. Neither the Borrower nor any of the Restricted Subsidiaries is a party to any material agreement or arrangement (other than Capital Leases creating Liens permitted by Section 9.03(c), but then only on the Property subject of such Capital Lease), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.

Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.14, the Borrower has no Subsidiaries and the Borrower has no Foreign Subsidiaries. Schedule 7.14, as may be supplemented from time to time, identifies each Subsidiary as either Restricted or Unrestricted, and each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary.

Section 7.15 Location of Business and Offices. The Borrower’s jurisdiction of organization is Delaware; the name of the Borrower as listed in the public records of its jurisdiction of organization is Petrohawk Energy Corporation; and the organizational identification number of the Borrower in its jurisdiction of organization is 3828463 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(m) in accordance with Section 12.01). The Borrower’s principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(m) and Section 12.01(c)). Each Restricted Subsidiary’s jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(m)).

Section 7.16 Properties; Titles, Etc.

(a) Each of the Borrower and the Restricted Subsidiaries has good and defensible title to the Oil and Gas Properties evaluated in the most recently delivered Reserve Report, the Midstream Assets and good title to all its other personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, the Borrower or the Restricted Subsidiary specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Borrower or such Restricted Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower’s or such Restricted Subsidiary’s net revenue interest in such Property.

(b) All material leases and agreements necessary for the conduct of the business of the Borrower and the Restricted Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect.

(c) The rights and Properties presently owned, leased or licensed by the Borrower and the Restricted Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the Borrower and the Restricted Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.

(d) All of the Properties of the Borrower and the Restricted Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

(e) The Borrower and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Borrower and such Restricted Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and its Restricted Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) of the Borrower and its Restricted Subsidiaries and the Midstream Assets have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries. Specifically in connection with the foregoing, except for those as could not be reasonably expected to have a Material Adverse Effect, (i) no Oil and Gas Property of the Borrower or any Restricted Subsidiary is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (ii) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower or any Restricted Subsidiary is deviated from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties) of the Borrower or such Restricted Subsidiary. All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower or any of its Restricted Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower or any of its Restricted Subsidiaries, in a manner consistent with the Borrower’s or its Restricted Subsidiaries’ past practices (other than those the failure of which to maintain in accordance with this Section 7.17 could not reasonably be expected to have a Material Adverse Effect).

Section 7.18 Gas Imbalances, Prepayments. Except as set forth on Schedule 7.18 or on the most recent certificate delivered pursuant to Section 8.12(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any of its Restricted Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding a volume equal to 1% of the total proved reserves (on an mcf equivalent basis) set forth in the most recently delivered Reserve Report in the aggregate.

Section 7.19 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.19, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts the Borrower represents that it or its Restricted Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist which are not cancelable on 60 days notice or less without penalty or detriment for the sale of production from the Borrower’s or its Restricted Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

Section 7.20 Swap Agreements. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), sets forth, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used to provide working capital for exploration and production operations, to provide funding for general corporate purposes, including the issuance of letters of credit. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

Section 7.22 Solvency. After giving effect to the transactions contemplated hereby, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors will not have incurred or intended to incur, and will not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) each of the Borrower and the Guarantors will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

Section 7.23 Transportation Contracts. Schedule 7.23, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(s)(ii), sets forth a true and complete list of all contracts of Hawk Field Services and its Restricted Subsidiaries for Midstream Services and each counterparty thereto which are longer than 6 months in duration or greater than $250,000 in expected revenue.

ARTICLE VIII

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

Section 8.01 Financial Statements; Ratings Change; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a) Annual Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries or Hawk Field Services, as applicable, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(c) Certificate of Financial Officer — Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer in substantially the form of Exhibit D hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 8.13(b) and Section 9.01 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

(d) Certificate of Financial Officer — Consolidating Information. If, at any time, all of the Consolidated Subsidiaries of the Borrower are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower.

(e) Certificate of Financial Officer — Swap Agreements. Concurrently with any delivery of any Reserve Report or at such other times as may be reasonably requested by the Administrative Agent, a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of the calendar month preceding the delivery of such Reserve Report, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

(f) Certificate of Insurer — Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.

(g) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other material report or opinion submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower or any such Subsidiary, or the Board of Directors of the Borrower or any such Subsidiary, to such material report or opinion.

(h) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, and upon the request of the Lenders, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange and distributed by the Borrower to its shareholders. Documents required to be delivered pursuant to Sections 8.01(a), 8.01(b) and this 8.01(h) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Administrative Agent receives notice from the Borrower, electronically or in writing, that such documents have been posted to EDGAR (or such other free, publicly-accessible internet database that may be established and maintained by the SEC as a substitute for, or successor to, EDGAR).

(i) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

(j) Lists of Purchasers. Concurrently with the delivery of the annual financial statements in accordance with Section 8.01(a), a list of Persons who purchase (or did purchase in the last 12 months) at least 70% of the Hydrocarbons from the Borrower or any Restricted Subsidiary.

(k) Notice of Sales of Oil and Gas Properties. In the event the Borrower or any Restricted Subsidiary intends to sell, transfer, assign or otherwise dispose of at least $25,000,000 worth of any Oil or Gas Properties, of at least $25,000,000 worth of any Midstream Assets or any Equity Interests in any Subsidiary in accordance with Section 9.13, prior written notice of such disposition, the price thereof and the anticipated date of closing.

(l) Notice of Casualty Events. Prompt written notice, and in any event within three Business Days after the Borrower obtains knowledge of the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event.

(m) Information Regarding Borrower and Guarantors. Prompt written notice (and in any event within ten (10) days prior thereto) of any change (i) in the Borrower or any Guarantor’s corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower or any Guarantor’s chief executive office or principal place of business, (iii) in the Borrower or any Guarantor’s identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower or any Guarantor’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (v) in the Borrower or any Guarantor’s federal taxpayer identification number.

(n) Production Report and Lease Operating Statements. With the delivery of (i) Reserve Reports under Section 8.12 and (ii) quarterly financial statements under Section 8.01(b) for the first and third fiscal quarters of each year, a report setting forth, for each calendar month during the then current fiscal year to date on a production date basis, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

(o) Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, by-laws, any preferred stock designation or any other organic document of the Borrower or any Restricted Subsidiary.

(p) Ratings Change. Promptly after Moody’s or S&P shall have announced a change in the rating, established or deemed to have been established for the Borrower or any Material Indebtedness, written notice of such rating change.

(q) Production Report. Promptly after preparation but no later than 45 days after the end of each fiscal quarter, a report from the Borrower in form and substance reasonably satisfactory to the Administrative Agent setting forth the production of crude oil and natural gas, each calculated separately, for each month in such quarter. With each such report, the Borrower shall either (i) certify, represent and warrant that the internally forecasted production from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries for all months in which the Borrower or one of its Restricted Subsidiaries has Swap Agreements equals or exceeds their prior month’s production of each of crude oil and natural gas, calculated separately, or (ii) deliver an additional detailed forecasted production of each of crude oil and natural gas, calculated separately, for the next 48 months or if any Swap Agreements have a tenor in excess of 48 months, for a period corresponding to the tenor of such Swap Agreements.

(r) Hawk Field Services Financials. Concurrently with the delivery of the financial statements under Sections 8.01(a) and (b), unaudited consolidating financial statements with a separate presentation in such statements of the financials of Hawk Field Services and its Subsidiaries and a calculation of the Midstream EBITDA as of the date of such financial statements.

(s) Midstream Services Contracts.

(i) Promptly upon receipt thereof, copies of all material notices, requests and other documents (including material changes) received by Hawk Field Services or any of its Restricted Subsidiaries under or pursuant to any Midstream Services contract.

(ii) Concurrently with any delivery of the financial information of Hawk Field Services pursuant to Section 8.01(r), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of such date, a true and complete list of all Midstream Services contracts of Hawk Field Services and its Restricted Subsidiaries not previously listed on Schedule 7.23, and the counterparty to each such agreement.

(t) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

(u) Delivery of Information Electronically. Notices to the Administrative Agent and the Lenders under this Section 8.01 may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent, including broadcast email to the Lenders that the available information has been made available to the Lenders on either the Borrower’s “Intralinks” page or the Borrower’s website at www.petrohawk.com.

Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration previously disclosed to the Lenders that, if adversely determined, could reasonably be expected to result in liability in excess of $25,000,000 not fully covered by insurance, subject to normal deductibles; and

(c) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.12.

Section 8.04 Payment of Obligations. The Borrower will, and will cause each Restricted Subsidiary to, pay its obligations, including Tax liabilities of the Borrower and all of its Subsidiaries before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any Property of the Borrower or any Subsidiary.

Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Loans according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Restricted Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

Section 8.06 Operation and Maintenance of Properties. Except for matters that could not reasonably be expected to result in a Material Adverse Effect, the Borrower, at its own expense, will, and will cause each Restricted Subsidiary to:

(a) operate its Oil and Gas Properties, the Midstream Assets and other material Properties or cause such Oil and Gas Properties, Midstream Assets and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable pro ration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom.

(b) keep and maintain the Midstream Assets and all other Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its Oil and Gas Properties, Midstream Assets and other Properties, including, without limitation, all equipment, machinery and facilities.

(c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to the Midstream Assets or its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

(d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties, Midstream Assets and other material Properties.

(e) to the extent the Borrower is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.06.

Section 8.07 Insurance. The Borrower will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as “additional insureds” and provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent.

Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested.

Section 8.09 Compliance with Laws. The Borrower will, and will cause each Restricted Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 8.10 Environmental Matters.

(a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties or any other Property to the extent caused by the Borrower’s or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower’s or its

Subsidiaries’ Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Borrower’s and its Subsidiaries’ obligations under this Section 8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

(b) The Borrower will promptly, but in no event later than five days after the occurrence of a triggering event, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower or its Subsidiaries or their Properties of which the Borrower has Knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $25,000,000, not fully covered by insurance, subject to normal deductibles.

(c) The Borrower will, and will cause each Subsidiary to, provide environmental audits and tests in accordance with American Society of Testing Materials standards upon request by the Administrative Agent and the Lenders and no more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of Oil and Gas Properties or other Properties.

Section 8.11 Further Assurances.

(a) The Borrower at its expense will, and will cause each Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Restricted Subsidiary, as the case may be, in the Loan Documents, including the Notes, if requested, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the reasonable discretion of the Administrative Agent, in connection therewith.

(b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law.

Section 8.12 Reserve Reports.

(a) On or before April 1st and October 1st of each year, commencing April 1, 2010, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report. The Reserve Report as of December 31st of each year shall be prepared by one or more Approved Petroleum Engineers, and the June 30th Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared in accordance with the procedures used in the immediately preceding December 31st Reserve Report.

(b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared in accordance with the procedures used in the immediately preceding December 31st Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

(c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects, (ii) the Borrower or its Restricted Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Restricted Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties have been sold since the date of the last Oil and Gas Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating that the Borrower is in compliance with Section 8.14(a).

Section 8.13 Title Information.

(a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 75% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

(b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within 90 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 75% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

(c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 90-day period or the Borrower does not comply with the requirements to provide acceptable title information covering 75% of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default, but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not satisfied with title to any Mortgaged Property after the 90-day period has elapsed, such unacceptable Mortgaged Property shall not count towards the 75% requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Oil and Gas Borrowing Base shall be reduced by an amount as determined by the Majority Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 75% of the value of the Oil and Gas Properties. This new Oil and Gas Borrowing Base shall become effective immediately after receipt of such notice.

Section 8.14 Additional Collateral; Additional Guarantors.

(a) In connection with each redetermination of the Oil and Gas Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 80% of such total value, then the Borrower shall, and shall cause its Restricted Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 80% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

(b) In the event that (i) the Borrower determines that any Restricted Subsidiary is a Material Domestic Subsidiary or (ii) any Domestic Subsidiary incurs or guarantees any Debt, the Borrower shall promptly cause such Restricted Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Restricted Subsidiary to, (A) execute and deliver a supplement to the Guaranty Agreement executed by such Subsidiary, (B) pledge all of the Equity Interests of such new Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

(c) In the event that the Borrower or any Domestic Subsidiary becomes the owner of a Foreign Subsidiary which has total assets in excess of $10,000,000, then the Borrower shall promptly, or shall cause such Domestic Subsidiary to promptly, guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Domestic Subsidiary to, (i) execute and deliver a supplement to the Guaranty Agreement, (ii) pledge 65% of all the Equity Interests of such Foreign Subsidiary (including, without limitation, delivery of original stock certificates evidencing such Equity Interests of such Foreign Subsidiary, together with appropriate stock powers for each certificate duly executed in blank by the registered owner thereof) and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

(d) With the delivery of each April 1 Reserve Report, the Borrower shall provide information to the Administrative Agent on all Midstream Assets acquired since the last April 1 Reserve Report in such detail as reasonably required by the Administrative Agent and the Borrower and its Restricted Subsidiaries owning such Midstream Assets shall execute Security Instruments acceptable to the Administrative Agent granting first priority Liens to the Administrative Agent in such Midstream Assets.

Section 8.15 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (i) promptly after the filing thereof with the United States Secretary of Labor or the Internal Revenue Service, copies of each annual and other report with respect to each Plan or any trust created thereunder, and (ii) immediately upon becoming aware of the occurrence of any “prohibited transaction,” as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service or the Department of Labor with respect thereto.

Section 8.16 Swap Agreements. The Borrower shall or shall cause one or more of its Restricted Subsidiaries (which is a Guarantor) to maintain the hedged position established by the Swap Agreements included in Schedule 7.20 during the period from the Effective Date until the next redetermination of the Oil and Gas Borrowing Base and shall neither assign, terminate or unwind any such Swap Agreements nor sell any Swap Agreements if the effect of such action (when taken together with any other Swap Agreements executed contemporaneously with the taking of such action) would have the effect of canceling its positions under such Swap Agreements required hereby.

Section 8.17 Unrestricted Subsidiaries. The Borrower:

(a) will cause the management, business and affairs of each of the Borrower and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of the Borrower and its respective Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation will be treated as a corporate entity separate and distinct from Borrower and the Restricted Subsidiaries.

(b) will not, and will not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries.

(c) will not permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Debt of, the Borrower or any Restricted Subsidiary.

Section 8.18 Marketing Activities. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (i) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (ii) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and its Restricted

Subsidiaries that the Borrower or one of its Restricted Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (iii) other contracts for the purchase and/or sale of Hydrocarbons of third parties (A) which have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (B) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

Section 8.19 Midstream Assets and Midstream Services Contracts.

(a) To the extent the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries are in a field serviced by the Midstream Assets, the Borrower shall dedicate the production and transportation of such Oil and Gas Properties to Hawk Field Services or one of its Restricted Subsidiaries, as applicable, except to the extent such production and transportation is provided by a third party under a contract for such in effect on the Effective Date.

(b) The Borrower shall cause Hawk Field Services and each of its Restricted Subsidiaries to perform and observe in all material respects all the terms and provisions of each Midstream Services contract of Hawk Field Services and its Restricted Subsidiaries to be performed or observed by them, maintain each such Midstream Services contract in full force and effect, and enforce each such Midstream Services contract in accordance with its terms.

ARTICLE IX

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

Section 9.01 Financial Covenants.

(a) Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of EBITDA for the period of four fiscal quarters then ending to Interest Expense for such period to be less than 2.5 to 1.0.

(b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets (including the unused amount of the total Commitments, but excluding any non-cash gains on Swap Agreements and any deferred income tax, to (ii) consolidated current liabilities (but excluding any non-cash losses on Swap Agreements and any deferred tax liabilities and any current maturities of long-term Debt) to be less than 1.0 to 1.0.

Section 9.02 Debt. The Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist any Debt, except:

(a) the Loans, any Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Loans, any Notes or other Indebtedness arising under the Loan Documents, and any deferred put premiums associated with Swap Agreements entered into with an Approved Counterparty.

(b) Debt of the Borrower and its Restricted Subsidiaries existing on the date hereof that is reflected in the Financial Statements.

(c) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

(d) Debt (including guarantees) under Capital Leases not to exceed $25,000,000.

(e) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties.

(f) intercompany Debt between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or one of its Wholly-Owned Subsidiaries, and, provided further, that any such Debt owed by either the Borrower or a Guarantor shall be subordinated to the Indebtedness on terms set forth in the Guaranty Agreement.

(g) endorsements of negotiable instruments for collection in the ordinary course of business.

(h) Debt under any Senior Notes outstanding on the Effective Date and any Permitted Refinancing Debt in respect thereof.

(i) Debt under any Senior Notes issued after the Effective Date, provided that (1) at the time of incurring such Debt (a) no Default has occurred and is then continuing and (b) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (2) such Debt does not have any scheduled amortization prior to one year after the Maturity Date, (3) such Debt does not mature sooner than one year after the Maturity Date, (4) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, (5) such Debt and any guarantees thereof are on prevailing market terms for similar situated companies and (6) the Borrowing Base is adjusted as contemplated by Section 2.07(d) and the Borrower makes any prepayment required under Section 3.04(c)(iii).

(j) other Debt not to exceed $25,000,000 in the aggregate at any one time outstanding.

For the avoidance of doubt, an issue of Senior Notes may be comprised of Debt only a portion of which constitutes Permitted Refinancing Debt to the extent the aggregate principal amount thereof exceeds the current principal amount of the Senior Notes being refinanced or replaced.

Section 9.03 Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

(a) Liens securing the payment of any Indebtedness.

(b) Excepted Liens.

(c) Liens securing Capital Leases permitted by Section 9.02(d) but only on the Property under lease.

(d) Liens on Letters of Credit issued hereunder pledged to secure obligations under any Swap Agreement permitted by Section 9.19.

(e) Liens on Property not constituting collateral for the Indebtedness and not otherwise permitted by the foregoing clauses of this Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(e) shall not exceed $25,000,000 at any time.

Section 9.04 Dividends, Distributions and Redemptions; Repayment of Senior Notes.

(a) Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries may declare and pay dividends or any other distributions with respect to their Equity Interests, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, and (iv) the Borrower may terminate its directors’ or employees’ option agreements or restricted stock agreements under any of Borrower’s incentive stock plans provided, however, that the aggregate amounts paid in respect thereof do not exceed $5,000,000.

(b) Redemption of Senior Notes; Amendment of Senior Indentures. The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes; provided that the Borrower may (A) prepay any Senior Notes and any premiums relating thereto with the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower or with the net cash proceeds of Permitted Refinancing Debt and (B) Redeem or otherwise repurchase any issue of Senior Notes if (1) the outstanding principal balance of such issue is less than $25,000,000, (2) no Default or Event of Default has occurred and is continuing or would exist after giving effect to such Redemption or repurchase and (3) after giving pro forma effect to any such Redemption or repurchase, the Borrower would have at least $100,000,000 of unused availability under the Borrowing Base, (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Senior Notes or any Senior Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, or (B) such action requires the payment of a consent fee (howsoever described), provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of any Senior Indenture provided such Person complies with Section 8.14(b).

Section 9.05 Investments, Loans and Advances. The Borrower will not, and will not permit any Restricted Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

(a) Investments reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.05.

(b) accounts receivable arising in the ordinary course of business.

(c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

(d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody’s.

(e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively or, in the case of any Foreign Subsidiary, a bank organized in a jurisdiction in which the Foreign Subsidiary conducts operations having assets in excess of $500,000,000 (or its equivalent in another currency).

(f) deposits in money market funds investing exclusively in Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e).

(g) Investments (i) made by the Borrower in or to the Guarantors, (ii) made by any Restricted Subsidiary in or to the Borrower or any Guarantor, (iii) made by the Borrower or any Restricted Subsidiary in or to all other Domestic Subsidiaries which are not Guarantors in an aggregate amount at any one time outstanding not to exceed $1,000,000, and (iv) made by the Borrower or any Restricted Subsidiary in or to any Foreign Subsidiary in an aggregate amount at any one time outstanding not to exceed $500,000.

(h) subject to the limits in Section 9.07, Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities (each a “venture”) entered into by the Borrower or a Restricted Subsidiary with others in the ordinary course of business; provided that (i) any such venture is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, (ii) the interest in such venture is acquired in the ordinary course of business and on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, in the aggregate at any time outstanding an amount equal to $25,000,000.

(i) subject to the limits in Section 9.07, Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America.

(j) loans or advances to employees, officers or directors in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries, in each case only as permitted by applicable law, including Section 402 of the Sarbanes Oxley Act of 2002, but in any event not to exceed $200,000 in the aggregate at any time.

(k) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Borrower or any Restricted Subsidiary as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Borrower or any of its Restricted Subsidiaries; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(k) exceeds $5,000,000.

(l) Other Investments (including investments in Unrestricted Subsidiaries) not to exceed $25,000,000.

Section 9.06 Designation and Conversion of Restricted and Unrestricted Subsidiaries; Debt of Unrestricted Subsidiaries.

(a) Unless designated as an Unrestricted Subsidiary on Schedule 7.14 as of the date hereof or thereafter, assuming compliance with Section 9.06(b), any Person that becomes a Subsidiary of the Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.

(b) The Borrower may designate by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default nor a Borrowing Base deficiency would exist and (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such

Subsidiary and such Investment would be permitted to be made at the time of such designation under Section 9.05(l). Except as provided in this Section 9.06(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

(c) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Borrower and its Restricted Subsidiaries contained in each of the Loan Documents are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default would exist and (iii) the Borrower complies with the requirements of Section 8.14, Section 8.17 and Section 9.16. Any such designation shall be treated as a cash dividend in an amount equal to the lesser of the fair market value of the Borrower’s direct and indirect ownership interest in such Subsidiary or the amount of the Borrower’s cash investment previously made for purposes of the limitation on Investments under Section 9.05(l).

(d) The Borrower shall not permit the aggregate principal amount of all Non-Recourse Debt outstanding at any one time to exceed $25,000,000.

Section 9.07 Nature of Business; International Operations. Neither the Borrower nor any Restricted Subsidiary will allow any material change to be made in the character of its business (a) as an independent oil and gas exploration, development and production company, (b) of providing Midstream Services, and (c) activities incidental to the foregoing. From and after the date hereof, the Borrower and its Domestic Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the geographical boundaries of the United States.

Section 9.08 Limitation on Leases. Neither the Borrower nor any Restricted Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon Interests and firm transportation contracts or arrangements), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Restricted Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $25,000,000 in any period of twelve consecutive calendar months during the life of such leases.

Section 9.09 Proceeds of Loans. The Borrower will not permit the proceeds of the Loans to be used for any purpose other than those permitted by Section 7.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

Section 9.10 ERISA Compliance.

(a) The Borrower will not, and will not permit any Subsidiary to, at any time:

(b) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code, if either of which would have a Material Adverse Effect.

(c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto, if such failure could reasonably be expected to have a Material Adverse Effect.

(d) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to (i) any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability, or (ii) any employee pension benefit plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

Section 9.11 Sale or Discount of Receivables. Except for receivables obtained by the Borrower or any Restricted Subsidiary out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Borrower nor any Restricted Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

Section 9.12 Merger, Etc. The Borrower will not, and will not permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve; provided that the Borrower or any Restricted Subsidiary may participate in a consolidation with any other Person; provided that:

(a) any Restricted Subsidiary (including a Foreign Subsidiary) may participate in a consolidation with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or any other Restricted Subsidiary that is a Domestic Subsidiary (provided that if one of such parties to the consolidation is a Foreign Subsidiary, such Domestic Subsidiary shall be the continuing or surviving Person) and if one of such Restricted Subsidiaries is a Wholly-Owned Subsidiary, then the surviving Person shall be a Wholly-Owned Subsidiary; and

(b) any Foreign Subsidiary of the Borrower may participate in a consolidation with any one or more Foreign Subsidiaries; provided that if one of such Foreign Subsidiaries is a Wholly-Owned Subsidiary, the survivor shall be a Wholly-Owned Subsidiary.

Section 9.13 Sale of Properties. The Borrower will not, and will not permit any Restricted Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Property except for (a) the sale of Hydrocarbons in the ordinary course of business; (b) farmouts of undeveloped acreage and assignments in connection with such farmouts; (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Restricted Subsidiary or is replaced by equipment of at least comparable value and use; (d) the sale, transfer or other disposition of Equity Interests in Unrestricted Subsidiaries; (e) the sale or other disposition (including Casualty Events) of any Oil and Gas Property or any interest therein or any Restricted Subsidiary owning Oil and Gas Properties; provided that (i) 100% of the consideration received in respect of such sale or other disposition shall be cash, (ii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Restricted Subsidiary subject of such sale or other disposition (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), (iii) if such sale or other disposition of Oil and Gas Property or Restricted Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates is sold for a price in excess of 7% of the Oil and Gas Borrowing Base then in effect, individually or in the aggregate, then the Oil and Gas Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report and (iv) if any such sale or other disposition is of a Restricted Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Restricted Subsidiary; (f) the sale or other disposition (including Casualty Events) of any Midstream Assets or any interest therein or any Restricted Subsidiary owning Midstream Assets; provided that (i) 100% of the consideration received in respect of such sale or other disposition shall be cash, (ii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Midstream Assets, interest therein or Restricted Subsidiary subject of such sale or other disposition (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), (iii) the Midstream Component shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the EBITDA-HFS contribution of such Midstream Assets for the most recent four quarters for which financial statements have been received by the Administrative Agent multiplied time 3.5 and (iv) if any such sale or other disposition is of a Restricted Subsidiary owning Midstream Assets, such sale or other disposition shall include all the Equity Interests of such Restricted Subsidiary; (g) sales and other transfers of Properties between the Company and any Restricted Subsidiary or between any Restricted Subsidiary and any other Restricted Subsidiary; and (h) sales and other dispositions of Properties not regulated by Section 9.13(a) to (f) having a fair market value not to exceed $25,000,000 during any 12-month period.

Section 9.14 Environmental Matters. The Borrower will not, and will not permit any Restricted Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

Section 9.15 Transactions with Affiliates. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate.

Section 9.16 Subsidiaries. The Borrower will not, and will not permit any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b) and Section 8.14(c). The Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Restricted Subsidiary except in compliance with Section 9.13(e) or (f).

Section 9.17 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith; provided, however, the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (a) this Agreement or the Security Instruments, (b) any leases, licenses or similar contracts as they affect any Property or Lien subject to a lease or license, (c) any contract, agreement or understanding creating Liens on Capital Leases permitted by Section 9.03(c) (but only to the extent related to the Property on which such Liens were created, (d) any restriction with respect to a Subsidiary imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all of the equity or Property of such Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition, or (e) customary provisions with respect to the distribution of Property in joint venture agreements.

Section 9.18 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Restricted Subsidiary that would require the Borrower or such Restricted Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed a volume equal to 1% of the total proved reserves (on an mcf equivalent basis) set forth in the most recently delivered Reserve Report in the aggregate.

Section 9.19 Swap Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed and at any time thereafter, (A) 100% of the Current Production for each month during the period during which such Swap Agreement is in effect for crude oil and natural gas, calculated on a natural gas equivalent basis, for the period of 24 months following the date such Swap Agreement is executed; (B) 75% of the Current Production for each month during the period during which such Swap Agreement is in effect for crude oil and natural gas, calculated on a natural gas equivalent basis, for the period of 25 to 36 months following the date such Swap Agreement is executed; and (C) 50% of the Current Production for each month during the period during which such Swap Agreement is in effect for crude oil and natural gas, calculated on a natural gas equivalent basis, for the period of 37 to 48 months following the date such Swap Agreement is executed, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures except to the extent permitted by Section 9.03(d).

Section 9.20 Midstream Services Contracts. The Borrower will not permit Hawk Field Services or any of its Subsidiaries to (a) enter into any material contracts for Midstream Services except on an arm’s length basis or (b) cancel or terminate any material contract for Midstream Services or consent to or accept any cancellation or termination thereof, materially amend or otherwise materially modify any material Midstream Services contract, waive any material default under or material breach of any material Midstream Services contract, agree in any manner to any other material amendment, modification or change of any material term or condition of any Midstream services contract or take any other material action in connection with any Midstream Services contract that would materially impair the value of the interest or rights of Hawk Field Services or any of its Restricted Subsidiaries, as applicable, thereunder or that would materially impair the interest, rights remedies or benefits available to the Administrative Agent or any Lender.

ARTICLE X

Events of Default; Remedies

Section 10.01 Events of Default. One or more of the following events shall constitute an “Event of Default”:

(a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days.

(c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made.

(d) the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(i), Section 8.01(m), Section 8.01(p), Section 8.02, Section 8.03, Section 8.15 or in ARTICLE IX.

(e) the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (A) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (B) a Responsible Officer of the Borrower or such Restricted Subsidiary otherwise becoming aware of such default.

(f) the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness prior to the longer of (i) three (3) Business Days after the same shall become due and payable or (ii) the expiration of any applicable grace period.

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Restricted Subsidiary to make an offer in respect thereof.

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered.

(i) the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

(j) the Borrower or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

(k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (to the extent not covered by independent third party insurance provided by insurers of the highest claims paying rating or financial strength as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment.

(l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Restricted Subsidiary or any of their Affiliates shall so state in writing.

(m) a Change in Control shall occur.

Section 10.02 Remedies.

(a) In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent, at the direction of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes, if any, and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the

Borrower and the Guarantors accrued hereunder and under the Loans, the Notes, if any, and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes, if any, and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Loans, the Notes, if any, and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

(b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

(c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Loans, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued interest on the Loans; third, to fees; fourth, pro rata to principal outstanding on the Loans and Indebtedness referred to in clause (b) of the definition of “Indebtedness” owing to a Lender or an Affiliate of a Lender; fifth, to any other Indebtedness; sixth, to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

ARTICLE XI

The Agents

Section 11.01 Appointment; Powers. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent’s satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

Section 11.03 Action by Administrative Agent. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. If a Default has occurred and is continuing, neither any Co-Syndication Agents nor any Co-Documentation Agent shall have any obligation to perform any act in respect thereof. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise no Agent shall be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders and the Issuing Bank hereby waives the right to dispute the Administrative Agent’s record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Agents may deem and treat the payee of the Note, if any, as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this ARTICLE XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Section 11.06 Resignation or Removal of Agents. Subject to the appointment and acceptance of a successor Agent as provided in this Section 11.06, any Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower, and any Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, to appoint a successor. If no successor shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation or removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent’s resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

Section 11.07 Agents as Lenders. Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Section 11.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Agents shall not be required to keep themselves informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or the Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

Section 11.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Indebtedness that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Indebtedness or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 11.10 Authority of Administrative Agent to Release Collateral and Liens. Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.13 or is otherwise authorized by the terms of the Loan Documents.

Section 11.11 The Arranger, the Co-Syndication Agents and the Co-Documentation Agents. The Arranger, the Co-Syndication Agents and the Co-Documentation Agents shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder.

ARTICLE XII

Miscellaneous

Section 12.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing (i) delivered by hand or overnight courier service, mailed by certified or registered mail, (ii) sent by telecopy or (iii) sent by email, as follows:

(A) if to the Borrower, to it at 1000 Louisiana, Suite 5600, Houston, Texas 77002, Attention: Mark Mize (Telecopy No. (832) 204-2832, email mmize@petrohawk.com); with a copy to General Counsel, Attention: David S. Elkouri (Telecopy No. (832) 204-2801, email delkouri@petrohawk.com); with a copy to Hinkle Elkouri Law Firm L.L.C., 8621 E. 21st Street North, Suite 200, Wichita, Kansas 67206-2991, Attention: Travis L. Counts (Telecopy No. (316) 631-1712, email tcounts@hinklaw.com);

(B) if to the Administrative Agent, to it at 525 Washington Blvd., Loan Servicing – 8th Floor, Jersey City, New Jersey 07310, Attention: Dina Wilson (Telecopy No. (201) 850-4020, email agency.ls.support@americas.bnpparibas.com), with a copy to 1200 Smith Street, Suite 3100, Houston, Texas 77002, Attention: Donna Verwold (Telecopy No. (713) 659-6915, email donna.verwold@americas.bnpparibas.com);

(C) if to the Issuing Bank, to it at 525 Washington Blvd., Jersey City, New Jersey 07310, Attention: Trade Finance Services/Standby Letters of Credit (Telecopy No. (201) 850-4021, email houtfs_support@us.bnpparibas.com and robert.bruce@americas.bnpparibas.com), with a copy to 1200 Smith Street, Suite 3100, Houston, Texas 77002, Attention: Donna Verwold (Telecopy No. (713) 659-6915, email donna.verwold@americas.bnpparibas.com); and

(D) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to ARTICLE II, ARTICLE III, ARTICLE IV and ARTICLE V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 12.02 Waivers; Amendments.

(a) No failure on the part of the Administrative Agent, the Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Maximum Credit Amount or Commitment of any Lender without the written consent of such Lender, (ii) increase the Oil and Gas Borrowing Base or increase the Midstream Component above $300,000,000 without the written consent of each of the Lenders, decrease or maintain the Oil and Gas Borrowing Base without the consent of the Majority Lenders, or modify Section 2.07 without the consent of each Lender, (iii) reduce the principal amount of the Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment or prepayment of the principal amount of the Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date without the written consent of each Lender affected thereby, (v) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 3.04(c), Section 6.01, Section 8.14, Section 10.02(c) or Section 12.14 or change the definition of the terms “Domestic Subsidiary”, “Foreign Subsidiary”, “Material Domestic Subsidiary” or “Subsidiary”, without the written consent of each Lender, (vii) release any Guarantor (except as set forth in the Guaranty Agreement), release a substantial portion of the collateral (other than as provided in Section 11.10), or reduce the percentage set forth in Section 8.14(a) to less than 80%, without the written consent of each Lender, or (viii) modify the terms of Section 10.02(c) without the consent of each Lender adversely affected thereby and the consent of each Person that is adversely affected hereby and a party to a Swap Agreement secured by the Security Instruments which is not a Lender (or an Affiliate of a Lender) at the time of such agreement, or (ix) change (A) any of the provisions of this Section 12.02(b), (B) the definitions of “Majority Lenders”, “Midstream Component” or “Midstream EBITDA”, or (C) any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be. Notwithstanding the foregoing, any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

Section 12.03 Expenses, Indemnity; Damage Waiver.

(a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, including all Intralinks expenses, and the cost of environmental audits and surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by any Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iv) all reasonable out-of-pocket expenses incurred by any Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for any Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) THE BORROWER SHALL INDEMNIFY EACH AGENT, THE ISSUING BANK, THE ARRANGER AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE

LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING THAT MAY BE BROUGHT BY THE BORROWER, ANY GUARANTOR, ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON OR ENTITY, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH INDEMNITEE.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent or the Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to such Agent or the Issuing Bank, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent or the Issuing Bank in its capacity as such.

(d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) All amounts due under this Section 12.03 shall be payable not later than 5 days after written demand therefor.

Section 12.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, the Issuing Bank and each Lender.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and

Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

(c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to
Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any state.

Section 12.05 Survival; Revival; Reinstatement.

(a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

(b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

Section 12.06 Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Restricted Subsidiary against any of and all the obligations of the Borrower or any Restricted Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) THIS AGREEMENT AND THE NOTES, IF ANY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT, THE LOANS OR THE NOTES, IF ANY.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS,

AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 12.11 Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 12.11, “Information” means all information received from the Borrower or any Restricted Subsidiary relating to the Borrower or any Restricted Subsidiary and their businesses, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower or a Restricted Subsidiary; provided that, in the case of information received from the Borrower or any Restricted Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Loans, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans, until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower’s obligations hereunder.

Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available on a pro rata basis to any Person under any Swap Agreement between the Borrower or any Restricted Subsidiary and such Person if either

(a) at the time such Swap Agreement was entered into, such Person was a Lender or Affiliate of a Lender hereunder or (b) such Swap Agreement was in effect on the Effective Date and such Person or its Affiliate was a Lender on the Effective Date, in each case, after giving effect to all netting arrangements relating to such Swap Agreements. Except as set forth in Section 12.02(b)(viii), no Person shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.

Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other Agent, the Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries.

Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

SIGNATURES BEGIN NEXT PAGE

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ DAVID S. ELKOURI
David S. Elkouri
Executive Vice President – General Counsel and Secretary

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Senior Revolving Credit Agreement - Page 1

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ EDWARD PAK
Edward Pak
Vice President

	By:	/s/ JUAN CARLOS SANDOVAL
Juan Carlos Sandoval
Vice President

CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication Agent

	By:	/s/ SANDRA M. SERIE
	Name:	Sandra M. Serie
	Title:	Vice President

CO-SYNDICATION AGENT:	BANK OF MONTREAL, as Co-Syndication Agent

	By:	/s/ JAMES V. DUCOTE
	Name:	James V. Ducote
	Title:	Director

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as Co- Documentation Agent

	By:	/s/ RONALD DIERKER
	Name:	Ronald Dierker
	Title:	Senior Vice President

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as Co-Documentation Agent

	By:	/s/ SCOTT HODGES
	Name:	Scott Hodges
	Title:	Vice President

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Senior Revolving Credit Agreement - Page 2

LENDERS:	BNP PARIBAS

	By:	/s/ EDWARD PAK
Edward Pak
Vice President

	By:	/s/ JUAN CARLOS SANDOVAL
Juan Carlos Sandoval
Vice President

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Senior Revolving Credit Agreement - Page 3

BANK OF AMERICA, N.A.

By:	/s/ SANDRA M. SERIE
Name:	Sandra M. Serie
Title:	Vice President

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 4

BANK OF MONTREAL

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 5

JPMORGAN CHASE BANK, N.A.

By:	/s/ MICHAEL A. KAMAUF
Name:	Michael A. Kamauf
Title:	Vice President

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Senior Revolving Credit Agreement - Page 6

WELLS FARGO BANK, N.A.

By:	/s/ SCOTT HODGES
Name:	Scott Hodges
Title:	Vice President

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 7

ROYAL BANK OF CANADA

By:	/s/ JAY T. SARTAIN
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 8

BARCLAYS BANK PLC

By:	/s/ SAM YOO
Name:	SAM YOO
Title:	ASSISTANT VICE PRESIDENT

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Senior Revolving Credit Agreement - Page 9

CALYON NEW YORK BRANCH

By:	/s/ SHARADA MANNE
Name:	Sharada Manne
Title:	Director

By:	/s/ MARK ROCHE
Name:	Mark Roche
Title:	Managing Director

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Senior Revolving Credit Agreement - Page 10

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ KEVIN BUDDHDEW
Name:	Kevin Buddhdew
Title:	Associate

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MORGAN STANLEY BANK, N.A.

By:	/s/ MELISSA JAMES
Name:	Melissa James
Title:	Authorized Signatory

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Senior Revolving Credit Agreement - Page 12

CAPITAL ONE, N.A.

By:	/s/ SCOTT L. JOYCE
Name:	Scott L. Joyce
Title:	Senior Vice President

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 13

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ RYAN VETSCH
Name:	Ryan Vetsch
Title:	Vice President

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 14

CITIBANK, N.A.

By:	/s/ TODD J. MOGIL
Name:	Todd J. Mogil
Title:	Vice President

Signature Page to Fourth Amended and Restated

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AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ REID SPRINGMEYER
Reid Springmeyer
Assistant Vice President

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NATIXIS

By:	/s/ DONOVAN C. BROUSSARD
Donovan C. Broussard
Managing Director

By:	/s/ LIANA TCHERNYSHEVA
Liana Tchernysheva
Director

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BANK OF TEXAS, N.A.

By:	/s/ MARI SALAZAR
Name:	Mari Salazar
Title:	Vice President

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 18

ALLIED IRISH BANKS P.L.C.

By:	/s/ MARK CONNELLY
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ JAMES GIORDANO
Name:	James Giordano
Title:	Assistant Vice President

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Senior Revolving Credit Agreement - Page 19

MIZUHO CORPORATE BANK, LTD.

By:	/s/ LEON MO
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Fourth Amended and Restated

Senior Revolving Credit Agreement - Page 20

The following are executing this Agreement as Exiting Banks for purposes of Section 4.06 only:

EXITING LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ HEATHER A. HAN
	Name:	Heather A. Han
	Title:	Vice President

MERRILL LYNCH COMMERCIAL FINANCE CORP.

	By:	/s/ JEFFREY H. RATHKAMP
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

FORTIS CAPITAL CORP.

	By:	/s/ JOHAN RUTSAERT
	Name:	Johan Rutsaert
	Title:	Director

UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ SCOTT GILDEA
	Name:	Scott Gildea
	Title:	Vice President

COMPASS BANK

	By:	/s/ DOROTHY MARCHAND
	Name:	Dorothy Marchand
	Title:	Senior Vice President

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Senior Revolving Credit Agreement - Page 21

STERLING BANK

By:	/s/ RYAN K. MICHAEL
Name:	Ryan K. Michael
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ RANDALL F. HORNICK
Name:	Randall F. Hornick
Title:	Authorized Signatory

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Senior Revolving Credit Agreement - Page 22

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	10.0000%	$200,000,000
Bank of America, N.A.	8.3333%	$166,666,667
Bank of Montreal	8.3333%	$166,666,667
JPMorgan Chase Bank, N.A.	8.3333%	$166,666,667
Wells Fargo Bank, N.A.	8.3333%	$166,666,667
Royal Bank of Canada	8.3333%	$166,666,667
Barclays Bank PLC	8.3333%	$166,666,667
Calyon New York Branch	6.3333%	$126,666,667
Credit Suisse, Cayman Islands Branch	6.3333%	$126,666,667
Morgan Stanley Bank, N.A.	5.0000%	$100,000,000
Capital One, N.A.	4.6667%	$93,333,333
Morgan Stanley Senior Funding, Inc.	3.3333%	$66,666,667
Citibank, N.A.	2.6667%	$53,333,333
Amegy Bank National Association	2.6667%	$53,333,333
Natixis	2.3667%	$47,333,333
Bank of Texas, N.A.	2.3333%	$46,666,667
Allied Irish Banks P.L.C.	2.3000%	$46,000,000
Mizuho Corporate Bank, Ltd.	2.0000%	$40,000,000
TOTAL	100.00%	$2,000,000,000

Annex I - 1

EXHIBIT A

FORM OF NOTE

$[ ]	[ ], 20__

FOR VALUE RECEIVED, Petrohawk Energy Corporation, a Delaware corporation (the “Borrower”) hereby promises to pay to the order of [            ] (the “Lender”), at the principal office of BNP Paribas, as administrative agent (the “Administrative Agent”), at [            ], the principal sum of [            ] Dollars ($[            ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

This Note is one of the Notes referred to in the Fourth Amended and Restated Senior Revolving Credit Agreement dated as of October 14, 2009 among the Borrower, the Administrative Agent, and the other agents and lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Fourth Amended and Restated Senior Revolving Credit Agreement as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

PETROHAWK ENERGY CORPORATION

By:
Name:
Title:

Exhibit A - 1

EXHIBIT B

FORM OF BORROWING REQUEST

[                    ], 20[    ]

PETROHAWK ENERGY CORPORATION, a Delaware corporation (the “Borrower”), pursuant to Section 2.03 of the Fourth Amended and Restated Senior Revolving Credit Agreement dated as of October 14, 2009 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, BNP Paribas, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

(i) Aggregate amount of the requested Borrowing is $[                    ];

(ii) Date of such Borrowing is [                    ], 200[    ];

(iii) Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv) In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [                    ];

(v) Amount of Borrowing Base in effect on the date hereof is $[                    ];

(vi) Amount of Oil and Gas Borrowing Base in effect on the date hereof is $[                    ];

(vii) Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[                    ]; and

(viii) Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[                    ]; and

(ix) Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[                                             ]

[                                             ]

[                                             ]

[                                             ]

[                                             ]

Exhibit B - 1

The undersigned certifies that he/she is the [                    ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

PETROHAWK ENERGY CORPORATION

By:
Name:
Title:

Exhibit B - 2

EXHIBIT C

FORM OF INTEREST ELECTION REQUEST

[                    ], 20[    ]

PETROHAWK ENERGY CORPORATION, a Delaware corporation (the “Borrower”), pursuant to Section 2.04 of the Fourth Amended and Restated Senior Revolving Credit Agreement dated as of October 14, 2009 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, BNP Paribas, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby makes an Interest Election Request as follows:

(i) The Borrowing to which this Interest Election Request applies, and if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information specified pursuant to (iii) and (iv) below shall be specified for each resulting Borrowing) is [                    ];

(ii) The effective date of the election made pursuant to this Interest Election Request is [                    ], 200[    ];[and]

(iii) The resulting Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing][; and]

[(iv) [If the resulting Borrowing is a Eurodollar Borrowing] The Interest Period applicable to the resulting Borrowing after giving effect to such election is [                    ]].

The undersigned certifies that he/she is the [                    ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested continuation or conversion under the terms and conditions of the Credit Agreement.

PETROHAWK ENERGY CORPORATION

By:
Name:
Title:

Exhibit C - 1

EXHIBIT D

FORM OF

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he/she is the [            ] of PETROHAWK ENERGY CORPORATION, a Delaware corporation (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Fourth Amended and Restated Senior Revolving Credit Agreement dated as of October 14, 2009 (together with all amendments, restatements, supplements or other modifications thereto being the “Agreement”) among the Borrower, BNP Paribas, as Administrative Agent, and the other agents and lenders (the “Lenders”) which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a) The representations and warranties of the Borrower contained in Article VII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

(b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

(c) Since December 31, 2008, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Restricted Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

(d) There exists no Default or Event of Default [or specify Default and describe].

(e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 9.01 as of the end of the [fiscal quarter][fiscal year] ending [            ].

EXECUTED AND DELIVERED this [            ] day of [            ].

PETROHAWK ENERGY CORPORATION

By:
Name:
Title:

Exhibit D - 1

EXHIBIT E

FORM OF LEGAL OPINION OF HINKLE ELKOURI LAW FIRM L.L.C.

October 14, 2009

BNP PARIBAS, as Administrative Agent

and each of the Agents and Lenders party to the

herein described Loan Agreements

Re:	Fourth Amended and Restated Senior Revolving Credit Agreement (the “Credit Agreement”) dated as of October 14, 2009 among PETROHAWK ENERGY CORPORATION, as Borrower, each of the Agents and Lenders from time to time party thereto and BNP Paribas, as administrative agent for the Lenders (in such capacity under the Credit Agreement, the “Administrative Agent”).

Ladies and Gentlemen:

We have acted as special counsel for Petrohawk Energy Corporation, a Delaware corporation (the “Borrower”), Petrohawk Operating Company, a Texas corporation (“Petrohawk Operating”), P-H Energy, LLC, a Texas limited liability company (“P-H Energy”), Petrohawk Holdings, LLC, a Delaware limited liability company (“Petrohawk Holdings”), Petrohawk Properties, LP, a Texas limited partnership (“Petrohawk Properties”), Winwell Resources, L.L.C., a Louisiana limited liability company (“Winwell”), WSF, Inc., a Louisiana corporation (“WSF”), Hawk Field Services, LLC, an Oklahoma limited liability company (“HFS”), KCS Resources, LLC, a Delaware limited liability company (“KCS Resources”), KCS Energy Services, Inc., a Delaware corporation (“KCS E.S.”), Medallion California Properties Company, a Texas corporation (“Medallion”), Proliq, Inc., a New Jersey corporation (“Proliq”), One TEC, LLC, a Texas limited liability company (“One TEC”), One TEC Operating, LLC, a Texas limited liability company (“One TEC Operating”), Bison Ranch LLC, an Idaho limited liability company (“Bison Ranch”), HK Energy Marketing, LLC, a Delaware limited liability company (“HK Energy”), HK Transportation, LLC, an Oklahoma limited liability company (“HK Transportation”, and with such other entities, collectively being the “Guarantors” and together with the Borrower collectively being the “Obligors”), in connection with the execution and delivery of the Credit Agreement and the other Loan Documents (as defined below). This opinion is being furnished to you pursuant to Section 6.01(i) of the Credit Agreement. All capitalized terms not defined herein shall have the same meanings assigned to them in the Credit Agreement.

Exhibit E - 1

BNP Paribas,

as Administrative Agent

October 14, 2009

In connection with the opinions set forth herein, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (items (A) through (E) being referred to as the “Loan Documents”):

(A)	the Credit Agreement;

(B)	the Fourth Amended and Restated Guarantee and Collateral Agreement dated of even date with the Credit Agreement executed by the Obligors in favor of the Administrative Agent for the benefit of the Lenders for the Credit Agreement;

(C)

1) Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 14, 2009 by the Borrower, the Restricted Subsidiaries party thereto as Guarantors, in favor of the Administrative Agent and the Lenders; 2) Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from One TEC Operating to Brian M. Malone, as Trustee for the benefit of the Administrative Agent, and the other Secured Parties (Cleburne and Van Buren Counties, Arkansas); 3) Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 from Petrohawk Properties, as mortgagor, for the benefit of BNP Paribas, as Mortgagee and Administrative Agent, for the benefit of the Lenders; (Bienville Parish, Louisiana); 4) Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 from Petrohawk Properties, as mortgagor, to Brian M. Malone, as Trustee for the benefit of the Administrative Agent, and others (La Salle, McMullen and Nacogdoches Counties, Texas); 5) First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Arkansas); 6) First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between One TEC, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Arkansas); 7) First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Arkansas); 8) First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana); 9) First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, as mortgagor, and the

Exhibit E - 2

BNP Paribas,

as Administrative Agent

October 14, 2009

Administrative Agent, for the benefit of the Lenders (Louisiana); 10) First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Winwell, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana); 11) Second Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Oklahoma and Texas); 12) Third Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana); 13) Third Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Oklahoma); 14) Third Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between WSF, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana); 15) Fourth Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana); 16) Fourth Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Winwell, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana); 17) Sixth Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, as mortgagor, and the Administrative Agent, for the benefit of the Lenders (Louisiana, New Mexico, Oklahoma and Texas); 18) Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from HFS to Brian M. Malone, as Trustee for the Administrative Agent, for the benefit of the Lenders (Arkansas); 19) Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from HFS to the Administrative Agent, for the benefit of the Lenders (Louisiana); 20) Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from HFS to Brian M. Malone, as Trustee for the Administrative Agent, for the benefit of the Lenders (Texas); and 21) Fee Letter with Administrative Agent (collectively, the “Mortgages”);

Exhibit E - 3

BNP Paribas,

as Administrative Agent

October 14, 2009

(D)	the Notes; and

(E)	Collateral Assignment of Midstream Services Contracts.

In rendering the opinions set forth herein, we have relied upon certificates of officers and general partners of the Obligors or certificates of public officials and such other documents, records and information as we have deemed necessary or appropriate. We have assumed that all signatures are genuine; that all documents submitted to us as originals are authentic; that all documents submitted to us as copies conform to the originals; and that the facts stated in all such documents are true and correct. We have also assumed the Loan Documents constitute valid, binding and enforceable obligations of each party thereto (other than Obligors). In addition, we have relied on the completeness and accuracy of the books and record, including the stock ledger of each Obligor, without independent investigation, as to the opinions regarding ownership and no liens. In rendering this opinion, we have not made any independent investigation as to accuracy or completeness of any facts or representations, warranties, data or other information, whether written or oral, that may have been made by or on behalf of the parties, except as specifically set forth herein.

“Applicable Laws” means those laws, rules and regulations of the State of Texas, and the federal laws, rules and regulations of the United States of America, that in our experience are normally applicable to the Obligors, the Loan Documents or transactions of the type contemplated by the Loan Documents, and, for purposes of our opinions in paragraphs 2, 3 and 4 below, include Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Oklahoma Limited Liability Company Act and the Louisiana Business Corporation Law. In addition, the term “Applicable Laws” does not include:

(i) Any state or federal laws, rules or regulations relating to: (A) pollution or protection of the environment; (B) zoning, land use, building or construction; (C) occupational safety and health or other similar matters; (D) labor, employee rights and benefits, including without limitation the Employee Retirement Income Security Act of 1974, as amended; (E) the regulation of utilities; (F) antitrust and trade regulation; (G) tax; (H) securities, including without limitation federal and state securities laws, rules or regulations, and the Investment Company Act of 1940, as amended; (I) corrupt practices, including without limitation the Foreign Corrupt Practices Act of 1977; and (J) copyrights, patents, service marks and trademarks.

(ii) Any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

(iii) Any laws, rules or regulations that are applicable to the Obligors, the Loan Documents or such transactions solely because such laws, rules or regulations are part of a regulatory regime applicable to any party to any of the Loan Documents or any of its affiliates because of the specific assets or business of such party or such affiliate.

Exhibit E - 4

BNP Paribas,

as Administrative Agent

October 14, 2009

(iv) The laws of the State of Delaware, except to the extent based on our review of the Delaware General Corporation Law and the Delaware Limited Liability Company Act, without consideration of any judicial or administrative interpretations thereof.

(v) The laws of the State of Louisiana, except to the extent based on our review of the Louisiana Business Corporation Law and the Louisiana Limited Liability Company Law, without consideration of any judicial or administrative interpretations thereof.

(vi) The laws of the State of Idaho except to the extent based on our review of the Idaho Limited Liability Company Act, without consideration of any judicial or administrative interpretations thereof.

(vii) The laws of the State of Oklahoma except to the extent based on our review of the Oklahoma Limited Liability Company Act, without consideration of any judicial or administrative interpretations thereof.

Based upon the foregoing, and subject to the qualifications set forth herein, it is our opinion that:

1.	(a). The Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing as a corporation in the States of Texas, New Mexico, Louisiana and Oklahoma.

(b). Petrohawk Operating is a corporation duly formed, validly existing and in good standing under the laws of the State of Texas and is qualified to do business and is in good standing as a corporation in Alabama, Arkansas, Kansas, Louisiana, Mississippi, New Mexico, North Dakota, Oklahoma and Utah.

(c). Winwell is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Louisiana and is qualified to do business and is in good standing as a corporation in Arkansas and Texas.

(d). Petrohawk Properties is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas and is qualified to do business and is in good standing as a limited partnership in Alabama, Arkansas, Kansas, Louisiana, Mississippi, New Mexico, Oklahoma, South Dakota and Utah.

(e). WSF is a corporation duly formed, validly existing and in good standing under the laws of the State of Louisiana and is qualified to do business and is in good standing as a corporation in Arkansas, Oklahoma and Texas.

Exhibit E - 5

BNP Paribas,

as Administrative Agent

October 14, 2009

(f). Petrohawk Holdings is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

(g). P-H Energy is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas.

(h). HFS is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Oklahoma and is qualified to do business and is in good standing as a limited liability company in Arkansas, Louisiana and Texas.

(i). KCS Resources is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing as a corporation in the States of Arkansas, Louisiana, New Mexico, Oklahoma and Texas.

(j). KCS E.S. is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing as a corporation in the States of Louisiana and Texas.

(k). Medallion is a corporation duly formed, validly existing and in good standing under the laws of the State of Texas.

(l). Proliq is a corporation duly formed, validly existing and in good standing under the laws of the State of New Jersey and is qualified to do business and is in good standing as a corporation in the State of Texas.

(m). One TEC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas and is qualified to do business and is in good standing as a limited liability company in the State of Arkansas.

(n). One TEC Operating is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas and is qualified to do business and is in good standing as a limited liability company in the State of Arkansas.

(o). Bison Ranch is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Idaho.

(p). HK Energy is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing as a limited liability company in the States of Arkansas, Louisiana and Texas.

Exhibit E - 6

BNP Paribas,

as Administrative Agent

October 14, 2009

(q). HK Transportation is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Oklahoma and is qualified to do business and is in good standing as a limited liability company in the States of Alabama, Florida, Louisiana, Mississippi and Texas.

The foregoing opinions with respect to good standing are given solely on the basis of certificates of appropriate state agencies of the identified states, and such opinions are limited to the meaning ascribed to such certificates by each applicable state agency.

2. Each of the Obligors has the corporate, limited liability company or partnership (as applicable) power and authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party. The Borrower has taken all corporate action and each Guarantor has taken all necessary corporate, limited liability company or partnership (as applicable) action to authorize the execution and delivery of, and performance of its obligations under, each of the Loan Documents to which it is a party. Such execution, delivery and performance of its obligations under the Loan Documents to which it is a party will not (i) result in a violation of the Borrower’s or any Guarantor’s formation document, By-laws, Limited Partnership Agreement, Operating Agreement or Limited Liability Company Agreement (as applicable), or any Applicable Law, (ii) result in a violation of or constitute a breach or default under any material agreement or instrument relating to the borrowing of money or judicial or regulatory order binding upon it, or (iii) result in the creation or imposition of any Lien on any of its properties pursuant to any such material agreement or instrument or judicial or regulatory order. Each of the Loan Documents to which an Obligor is a party has been duly authorized, executed and delivered by such Obligor.

3. Each of the Loan Documents constitutes the legal, valid and binding obligation of each Obligor party thereto, enforceable against it in accordance with its terms, except that enforcement may be subject to any applicable bankruptcy, insolvency, or similar debtor relief laws now or hereafter in effect and relating to or affecting the enforcement of creditors’ rights generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). The enforceability and binding nature of each of the Obligors’ obligations under the Loan Documents are subject to the qualification that certain provisions of the Loan Documents are or may be unenforceable in whole or in part (but the inclusion of such provisions does not affect the validity of the instruments, and each instrument contains adequate provisions for the practical realization of the material benefits afforded thereby). Further, we express no opinion as to the enforceability of provisions in the Loan Documents (i) purporting to waive any rights of any Obligor, (ii) purporting to grant powers of attorney or authority to execute documents or to act by power of attorney on behalf of any Obligor, (iii) purporting to restrict access to legal or equitable remedies (including, without limitation, proper jurisdiction and venue), (iv) purporting to grant to the Administrative Agent or the Lenders a right of set-off against any accounts belonging to a third party or otherwise held by any Obligor in a fiduciary or like capacity, (v) purporting to release, exculpate or exempt a party

Exhibit E - 7

BNP Paribas,

as Administrative Agent

October 14, 2009

from, or require the indemnification of a party for, liability for its own action or inaction, to the extent that the same are inconsistent with public policy, (vi) purporting to establish evidentiary standards for suits or proceedings to enforce the Loan Documents, (vii) that relate to subrogation rights, delay or omission of enforcement of rights and remedies, or (viii) that decisions by a party are conclusive. In addition, we express no opinion with respect to the enforceability of any provision of the Loan Documents prohibiting or purporting not to give effect to oral amendments or oral waivers to Loan Documents or limiting the effect of a course of dealing between the parties thereto.

4. No authorization, consent, approval, license or exemption of, or filing or registration with, any Governmental Authority of the United States or any Governmental Authority of the State of Delaware, Oklahoma, Louisiana, or Texas in connection with any Applicable Law is necessary for either (i) the due execution and delivery by each Obligor of the Loan Documents to which it is a party, (ii) the borrowing of Loans and obtaining of Letters of Credit by the Borrower or (iii) payment by the Obligors of the Loans or any other amounts payable under the Loan Documents.

5. There are, to the best of our knowledge, no actions, suits or proceedings pending or threatened against any Obligor or its property which involves the possibility of any judgment or liability against such Obligor which could reasonably be expected to have a Material Adverse Effect.

6. None of the Obligors is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company act of 1935, as amended.

Our opinion as to any factual matter in connection with this opinion is limited to the current actual knowledge of the lawyers in our firm who have participated in the negotiation and preparation of this opinion, and does not include constructive inquiry or imputed knowledge. We advise you that no special investigation of the relevant facts or circumstances has been made. In that connection, we have made no review of the files of the Obligors whether in the possession of the Obligors or the possession of any other party. In addition, we have made no investigation or review of any agreements, instruments, judgments, decrees, franchises, permits, rules or other regulations or decrees by which the Obligors may be bound and have made no independent search through the records of any judicial authority or governmental agency or as to the existence of any actions, suits, investigations or proceedings, if any, pending or threatened against the Obligors.

The opinions rendered herein are for the sole benefit of, and may only be relied upon by the Lenders and the Administrative Agent, together with any successors or permitted assigns, and the opinions herein expressed are not to be used, disclosed, quoted, filed with a Governmental Authority or otherwise referred to in connection with any transaction other than those contemplated by the Loan Documents without our prior written consent. We assume no obligation to supplement this opinion if any applicable laws change after the date of this opinion, or if we become aware of any facts that might change the opinions expressed above after the date of this opinion. We have not been asked to, and we do not, render any opinion as to any matter except as specifically set forth herein.

Very truly yours,

/s/ HINKLE ELKOURI LAW FIRM L.L.C.

HINKLE ELKOURI LAW FIRM L.L.C.

Exhibit E - 8

EXHIBIT F

SECURITY INSTRUMENTS

1)	Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 14, 2009 by the Borrower, the Restricted Subsidiaries party thereto as Guarantors, in favor of the Administrative Agent and the Lenders.

2)	Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from One TEC Operating, LLC to Brian M. Malone, as Trustee for the benefit of BNP Paribas, as Administrative Agent, and the other Secured Parties. (Cleburne and Van Buren Counties, Arkansas)

3)	Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 from Petrohawk Properties, LP, as mortgagor, for the benefit of BNP Paribas, as Mortgagee and Administrative Agent, for the benefit of the Lenders. (Bienville Parish, Louisiana)

4)	Mortgage, Line of Credit Mortgage, Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 from Petrohawk Properties, LP, as mortgagor, to Brian M. Malone, as Trustee for the benefit of BNP Paribas, as Administrative Agent, and others. (La Salle, McMullen and Nacogdoches Counties, Texas)

5)	First Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 between KCS Resources, LLC, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Arkansas)

6)	First Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 between One TEC, LLC, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Arkansas)

7)	First Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, LP, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Arkansas)

8)	First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, LLC, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

9)	First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, LP, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

Exhibit F - 1

10)	First Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Winwell Resources, L.L.C., as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

11)	Second Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, LLC, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Oklahoma and Texas)

12)	Third Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between KCS Resources, LLC, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

13)	Third Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, LP, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Oklahoma)

14)	Third Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between WSF, Inc., as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

15)	Fourth Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, LP, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

16)	Fourth Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Winwell Resources, L.L.C., as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

17)	Sixth Amendment to Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated effective October 14, 2009 between Petrohawk Properties, LP, as mortgagor, and BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana, New Mexico, Oklahoma and Texas)

18)	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from Hawk Field Services, LLC to Brian M. Malone, as Trustee for BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Arkansas)

Exhibit F - 2

19)	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from Hawk Field Services, LLC to BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Louisiana)

20)	Deed of Trust, Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective October 14, 2009 from Hawk Field Services, LLC to Brian M. Malone, as Trustee for BNP Paribas, as Administrative Agent, for the benefit of the Lenders. (Texas)

21)	Collateral Assignment of Midstream Services Contracts dated as of October 14, 2009 by Hawk Field Services and its Restricted Subsidiaries party thereto, in favor of the Administrative Agent and the Lenders.

22)	Fee Letter with Administrative Agent.

Exhibit F - 3

EXHIBIT G

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Fourth Amended and Restated Senior Revolving Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	_________________________

2.	Assignee:	_________________________
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	Petrohawk Energy Corporation

4.	Administrative Agent:	BNP Paribas, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Fourth Amended and Restated Senior Revolving Credit Agreement dated as of October 14, 2009 among Petrohawk Energy Corporation, the Lenders parties thereto, BNP Paribas, as Administrative Agent, and the other agents parties thereto

[1]	Select as applicable.

Exhibit G - 1

6.	Assigned Interest:

Commitment Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
	$	$		%
	$	$		%
	$	$		%

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit G - 2

Consented to and Accepted:

BNP Paribas, as Administrative Agent

By
Title:

By
Title:

[Consented to:][3]

Petrohawk Energy Corporation

By
Title:

[3]	To be added only if the consent of the Borrower and/or other parties (e.g. Issuing Bank) is required by the terms of the Credit Agreement.

Exhibit G - 3

ANNEX 1

PETROHAWK ENERGY CORPORATION FOURTH AMENDED AND RESTATED SENIOR

REVOLVING CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Fourth Amended and Restated Senior Revolving Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Fourth Amended and Restated Senior Revolving Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Fourth Amended and Restated Senior Revolving Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Fourth Amended and Restated Senior Revolving Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Fourth Amended and Restated Senior Revolving Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Fourth Amended and Restated Senior Revolving Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

Exhibit G - 4

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

Exhibit G - 5

SCHEDULE 1.01

PERMIAN BASIN PROPERTIES

WELL	COUNTY	STATE
ADOBE FEDERAL 1-15	LEA	NM
BELCO FED 15 PUD 1	LEA	NM
BELCO FED 15 PUD 2	LEA	NM
BELCO FEDERAL 2-10	LEA	NM
BELCO FEDERAL 1-15	LEA	NM
MAD DOG FEDERAL COM 15-1	LEA	NM
MAD DOG FEDERAL PUD 3	LEA	NM
MAD DOG FEDERAL PUD 4	LEA	NM
BAKKE UNIT 1	ANDREWS	TX
MCKINNEY A 1	ANDREWS	TX
FROST 501	SAN JUAN	NM
FROST 501S	SAN JUAN	NM
HUGH LAKE 90	SAN JUAN	NM
ROWLEY COM 500 FC	SAN JUAN	NM
STATE COM AM 37	SAN JUAN	NM
STATE M #1 DK	SAN JUAN	NM
STATE M 1F	SAN JUAN	NM
STATE M 1M	SAN JUAN	NM
STEWART A COM LS 2M DK	SAN JUAN	NM
STEWART A COM A LS 2B MV	SAN JUAN	NM
STEWART A COM LS 2 MV	SAN JUAN	NM
STEWART A COM LS 2F	SAN JUAN	NM
STEWART A COM LS 2F MV	SAN JUAN	NM
STEWART A COM LS 2M MV	SAN JUAN	NM
THREE STATES 1 PC	SAN JUAN	NM
THREE STATES COM 1 MV	SAN JUAN	NM
THREE STATES COM 1A MV	SAN JUAN	NM
MEALS NANCY SANDERSON ET AL 1	YOAKUM	TX
ESPERANZA 19-2 FED	EDDY	NM
LA HUERTA 32 1Y	EDDY	NM
LA HUERTA 32-1 BP	EDDY	NM
ELBOW CANYON 4 FEDERAL 1	EDDY	NM
EXXON STATE COM 1	EDDY	NM
CEDAR LAKE SE FIELD UNIT 2-3	DAWSON	TX
FOWLER J F ET AL 1	DAWSON	TX
LONG DRAW 9, FED COM 1	EDDY	NM
CLAYTONVILLE CNYN LIME 11	FISHER	TX
WADDELL RANCH COMPLEX	CRANE	TX
BLAKENEY, B.H. A	ECTOR	TX
BLAKENEY, B.H. B	ECTOR	TX
HI TOP FEE 1	LEA	NM
LEWIS FEE 1	LEA	NM
BIG CHIEF COM 2	EDDY	NM
BIG CHIEF COM 3	EDDY	NM
BIG CHIEF COM 4	EDDY	NM
BIG CHIEF FEE 10	EDDY	NM
BIG CHIEF FEE 6	EDDY	NM
BIG CHIEF FEE 7	EDDY	NM
BIG CHIEF FEE 9	EDDY	NM
DINERO STATE COM 16-4	EDDY	NM
DINERO STATE COM 16-5	EDDY	NM
DINERO STATE COM 2	EDDY	NM
HARROUN COM 1	EDDY	NM
HARROUN COM 2	EDDY	NM
NATHAN FEDERAL COM 1	EDDY	NM
NATHAN FEDERAL COM 2	EDDY	NM
SUPERIOR FEDERAL 2	EDDY	NM
1263 G/SA	CRANE	TX
B23-S07-0855 RTP	CRANE	TX
B23-S07-0885 RTP	CRANE	TX
B23-S07-0895 RTP	CRANE	TX
B23-S08-0836 RTP	CRANE	TX
B23-S08-1144 RTP	CRANE	TX
B23-S10-P 1264	CRANE	TX
B23-S13-10	CRANE	TX
B23-S13-11	CRANE	TX
B23-S13-12	CRANE	TX
B23-S13-13	CRANE	TX
B23-S13-15	CRANE	TX
B23-S13-20	CRANE	TX
B23-S13-23	CRANE	TX
B23-S13-5	CRANE	TX

Schedule 1.01 - 1

WELL	COUNTY	STATE
B23-S13-6	CRANE	TX
B23-S13-7	CRANE	TX
B23-S13-8	CRANE	TX
B23-S13-9	CRANE	TX
B23-S15-0795 RTP	CRANE	TX
B23-S16-0654 RTP	CRANE	TX
B23-S16-0834 RTP	CRANE	TX
B23-S16-0838 RTP	CRANE	TX
B23-S16-0841 RTP	CRANE	TX
B23-S16-0847 RTP	CRANE	TX
B23-S16-0848 RTP	CRANE	TX
B23-S16-0854 RTP	CRANE	TX
B23-S16-0902 RTP	CRANE	TX
B24-S7-269	CRANE	TX
B24-S7-400(RED_ORANGE)	CRANE	TX
B24-S7-405	CRANE	TX
B24-S7-610	CRANE	TX
McCABE 1	WINKLER	TX
McCABE 2	WINKLER	TX
McCABE 3U	WINKLER	TX
EPPS, HATTIE D 1	SUTTON	TX
EPPS, HATTIE D 4	SUTTON	TX
FROST 4	SAN JUAN	NM
ROWLEY COM 500 PC	SAN JUAN	NM
GIN UNIT	DAWSON	TX
CUMMINS J 1C,2,4,5C,6,7,9U	ECTOR	TX
CUMMINS J 3,8, San Andres 10	ECTOR	TX
UNIVERSITY F 1,2,3,4	REAGAN	TX
BOWDLE 42-1	LOVING	TX
BOWDLE 42-1 (ATOKA BP)	LOVING	TX
BOWDLE 42-1 (STRAWN BP)	LOVING	TX
BOWDLE 42-2	LOVING	TX
BOWDLE 42-3	LOVING	TX
BOWDLE 42-5	LOVING	TX
HALEY, J A 31-1	LOVING	TX
HALEY, J A 31-1 BP	LOVING	TX
HALEY, J A 31-2	LOVING	TX
KINCAID A 1	REEVES	TX
REGAN 1	REEVES	TX
COLE DORIS CHALK 1	HOWARD	TX
COLE JOHN OTIS 1	HOWARD	TX
GILBREATH S 1	HOWARD	TX
HOOKS 1	HOWARD	TX
DINERO STATE COM 1	EDDY	NM
AC 1 001	LEA	NM
AC 1 002	LEA	NM
AC 1 006	LEA	NM
AC 1 013	LEA	NM
AC 1 014	LEA	NM
AC 1 015	LEA	NM
AC 1 015	LEA	NM
AC 1 016	LEA	NM
AC 1 017	LEA	NM
AC 1 018	LEA	NM
AC 1 018	LEA	NM
AC 1 020	LEA	NM
AC 1 020	LEA	NM
AC 1 022	LEA	NM
AC 1 022 RC	LEA	NM
AC 1 023	LEA	NM
AC 1 023	LEA	NM
AC 1 026	LEA	NM
AC 1 027	LEA	NM
AC 1 028	LEA	NM
AC 1 028	LEA	NM
AC 1 029	LEA	NM
AC 1 029	LEA	NM
AC 1 030	LEA	NM
AC 1 031	LEA	NM
AC 1 032	LEA	NM
AC 1 032	LEA	NM
AC 1 033	LEA	NM
AC 1 034	LEA	NM

WELL	COUNTY	STATE
AC 1 036	LEA	NM
AC 1 036	LEA	NM
AC 1 037	LEA	NM
AC 1 037	LEA	NM
AC 1 038	LEA	NM
AC 1 043	LEA	NM
AC 1 045	LEA	NM
AC 1 046	LEA	NM
AC 1 050	LEA	NM
AC 1 051	LEA	NM
AC 1 052	LEA	NM
AC 1 053U	LEA	NM
AC 1 054	LEA	NM
AC 1 055	LEA	NM
AC 1 057	LEA	NM
AC 1 058	LEA	NM
AC 1 059	LEA	NM
AC 1 060	LEA	NM
AC 1 061	LEA	NM
AC 1 062	LEA	NM
AC 1 063	LEA	NM
AC 1 064	LEA	NM
AC 1 065	LEA	NM
AC 1 066	LEA	NM
AC 1 067	LEA	NM
AC 1 069	LEA	NM
AC 1 071	LEA	NM
AC 1 072	LEA	NM
AC 1 072	LEA	NM
AC 1 073	LEA	NM
AC 1 073 RC	LEA	NM
AC 1 074	LEA	NM
AC 1 075	LEA	NM
AC 1 076	LEA	NM
AC 1 076	LEA	NM
AC 1 077	LEA	NM
AC 1 078	LEA	NM
AC 1 079	LEA	NM
AC 1 080	LEA	NM
AC 1 081	LEA	NM
AC 1 082	LEA	NM
AC 1 084	LEA	NM
AC 1 085	LEA	NM
AC 1 090	LEA	NM
AC 1 091	LEA	NM
AC 1 092	LEA	NM
AC 1 093	LEA	NM
AC 1 094	LEA	NM
AC 1 095	LEA	NM
AC 1 096	LEA	NM
AC 1 097	LEA	NM
AC 1 097	LEA	NM
AC 1 098	LEA	NM
AC 1 099	LEA	NM
AC 1 102	LEA	NM
AC 1 103	LEA	NM
AC 1 105	LEA	NM
AC 1 107	LEA	NM
AC 1 108	LEA	NM
AC 1 111	LEA	NM
AC 1 112	LEA	NM
AC 1 114	LEA	NM
AC 1 115	LEA	NM
AC 1 115	LEA	NM
AC 1 117	LEA	NM
AC 1 118	LEA	NM
AC 1 121	LEA	NM
AC 1 122	LEA	NM
AC 1 126	LEA	NM
AC 1 127	LEA	NM
AC 1 128	LEA	NM
AC 1 129	LEA	NM
AC 1 132	LEA	NM

WELL	COUNTY	STATE
AC 1 133	LEA	NM
AC 2 001	LEA	NM
AC 2 002	LEA	NM
AC 2 004	LEA	NM
AC 2 005	LEA	NM
AC 2 005	LEA	NM
AC 2 007	LEA	NM
AC 2 009	LEA	NM
AC 2 014	LEA	NM
AC 2 015	LEA	NM
AC 2 023	LEA	NM
AC 2 024	LEA	NM
AC 2 025	LEA	NM
AC 2 026	LEA	NM
AC 2 027	LEA	NM
AC 2 027 RC	LEA	NM
AC 2 028	LEA	NM
AC 2 029	LEA	NM
AC 2 030	LEA	NM
AC 2 031	LEA	NM
AC 2 033	LEA	NM
AC 2 034	LEA	NM
AC 2 035 RC	LEA	NM
AC 2 036 RC	LEA	NM
AC 2 038	LEA	NM
AC 2 040	LEA	NM
AC 2 040	LEA	NM
AC 2 042	LEA	NM
AC 2 042 RC	LEA	NM
AC 2 043	LEA	NM
AC 2 043 RC	LEA	NM
AC 2 044	LEA	NM
AC 2 046	LEA	NM
AC 2 047	LEA	NM
AC 2 048	LEA	NM
AC 2 052	LEA	NM
AC 2 054	LEA	NM
AC 2 054 RC	LEA	NM
AC 2 055	LEA	NM
AC 2 057	LEA	NM
AC 2 061	LEA	NM
AC 2 062	LEA	NM
AC 2 063	LEA	NM
AC 2 063 RC	LEA	NM
AC 2 067	LEA	NM
AC 2 070	LEA	NM
AC 2 072 RC	LEA	NM
AC 2 073	LEA	NM
AC 2 075	LEA	NM
AC 2 078	LEA	NM
AC 2 079	LEA	NM
AC 2 081	LEA	NM
AC 2 082	LEA	NM
AC 2 083	LEA	NM
AC 2 084	LEA	NM
AC 2 085	LEA	NM
AC 2 086	LEA	NM
AC 2 087	LEA	NM
AC 2 088	LEA	NM
AC 2 092 (AC 2 RD 09)	LEA	NM
AC 3 003	LEA	NM
AC 3 007	LEA	NM
AC 3 009	LEA	NM
AC 3 A 001	LEA	NM
AC 3 A 002	LEA	NM
AC 3 A 004	LEA	NM
AC 3 A 007	LEA	NM
AC 3 A 009	LEA	NM
ARES STATE 3	LEA	NM
B DAVIS 003	LEA	NM
MATKINS 001	LEA	NM
MATKINS 002	LEA	NM
MATKINS 003	LEA	NM

WELL	COUNTY	STATE
MATKINS 004	LEA	NM
MATKINS 005	LEA	NM
MATKINS 006	LEA	NM
MATKINS 1	LEA	NM
MATKINS 6	LEA	NM
ST 157 F 004	LEA	NM
ST 157 G 004	LEA	NM
ST 157 G 005	LEA	NM
STATE 157 G 3	LEA	NM
STATE 20 1	LEA	NM
STEVENS B 15-3 L	LEA	NM
STEVENS B 15-3 U	LEA	NM
STATE OF NEW MEXICO 35 1	LEA	NM
STATE OF NEW MEXICO 35-2	LEA	NM
STATE OF NEW MEXICO 35-3	LEA	NM
STATE OF NEW MEXICO 35-3 BP1	LEA	NM
STATE OF NEW MEXICO 35-4 PUD	LEA	NM
STATE OF NEW MEXICO 35-5 PUD	LEA	NM
VACUUM 31-1	LEA	NM
VACUUM 31-1 BP 1	LEA	NM
MOBIL STATE PUD	LEA	NM
MOBIL STATE 1	LEA	NM
WITT 1	EDDY	NM
STATE OF NEW MEXICO 7 2Y	EDDY	NM
HUNT-COPE 2 (WAS NO 1)	GAINES	TX
NORMAN 5, & 8	GAINES	TX
HELBING RUBY 23-4	CROCKETT	TX
PARKWAY WEST UNIT 3 AT	EDDY	NM
PARKWAY WEST UNIT 3 MW	EDDY	NM
PARKWAY WEST UNIT 5	EDDY	NM
PARKWAY WEST UNIT 6	EDDY	NM
PARKWAY WEST UNIT 7	EDDY	NM
PARKWAY WEST UNIT 8	EDDY	NM
PARKWAY WEST UNIT 9	EDDY	NM
PARKWAY WEST UNIT 10	EDDY	NM
PARKWAY WEST UNIT 12 AT	EDDY	NM
PARKWAY WEST UNIT 12 MW	EDDY	NM
PARKWAY WEST UNIT 13	EDDY	NM
PARKWAY WEST UNIT 14 MW	EDDY	NM
PARKWAY WEST UNIT 14 WC	EDDY	NM
PARKWAY WEST UNIT 15	EDDY	NM
PARKWAY WEST UNIT 17	EDDY	NM
PARKWAY WEST UNIT 20 (BS)	EDDY	NM
PARKWAY WEST UNIT 21	EDDY	NM
PARKWAY WEST UNIT 22	EDDY	NM
PARKWAY WEST UNIT 2-29	EDDY	NM
PARKWAY WEST UNIT 24	EDDY	NM
PARKWAY WEST UNIT 28-4	EDDY	NM
WEST JORDAN UNIT 1-1	ECTOR	TX
WAYNE 1	YOAKUM	TX
CHAMPLIN-CITIES SERVICE 4R	PECOS	TX
CHAMPLIN-CITIES SERVICE 6	PECOS	TX
CHAMPLIN-CITIES SERVICE 7	PECOS	TX
MCDONALD 6-2	PECOS	TX
MCDONALD ROY -6- 1	PECOS	TX
UNIVERSITY 18-29	WARD	TX
UNIVERSITY 18-30	WARD	TX
UNIVERSITY 18-31	WARD	TX
CAPRITO 81 1H	WARD	TX
CAPRITO 82 11U	WARD	TX
CAPRITO 82 12	WARD	TX
CAPRITO 82 13	WARD	TX
CAPRITO 82 1H	WARD	TX
CAPRITO 82 1L	WARD	TX
CAPRITO 82 2H	WARD	TX
CAPRITO 82 2U	WARD	TX
CAPRITO 82 5	WARD	TX
CAPRITO 83 12	WARD	TX
CAPRITO 83 13	WARD	TX
CAPRITO 83 3,8R,9,4A,6A,7A,10A,11A,12	WARD	TX
CAPRITO 83-1	WARD	TX
CAPRITO 98 2H PU	WARD	TX
CAPRITO 98 1H	WARD	TX

WELL	COUNTY	STATE
CAPRITO 98 1U	WARD	TX
CAPRITO 98 6	WARD	TX
CAPRITO 98 7	WARD	TX
CAPRITO 99 3,4,8	WARD	TX
CAPRITO 99 9H NC	WARD	TX
CAPRITO 99 10	WARD	TX
CAPRITO 99 2U	WARD	TX
CAPRITO 100 1	WARD	TX
CAPRITO 98 2, 3,4R,5,6,7,8,9,11,12,13,14T &15	WARD	TX
R O C 7502 JV-S 1U	WARD	TX
ROC 83 1H	WARD	TX
ROC 83 2H PUD	WARD	TX
BETTY HARGROVE 1	REEVES	TX
ANCELL 1	GAINES	TX
ANCELL 2	GAINES	TX
ANCELL 3	GAINES	TX
CUNNINGHAM, H D	GAINES	TX
FIELDS 1	GAINES	TX
FIELDS 2	GAINES	TX
FIELDS 3	GAINES	TX
FIELDS 4	GAINES	TX
HAMMOND 1	GAINES	TX
HAMMOND 2	GAINES	TX
HAMMOND 3	GAINES	TX
HAMMOND 4	GAINES	TX
STRAUCH 1	GAINES	TX
STRAUCH 2	GAINES	TX
STRAUCH 3	GAINES	TX
STRAUCH 4	GAINES	TX
TRINITY 1H	GAINES	TX
WOOD 1	GAINES	TX
WOOD 2	GAINES	TX
WOOD 3	GAINES	TX
WOOD 4	GAINES	TX
WOOD 5	GAINES	TX
ASKEW, G W 43 A 1	SUTTON	TX
ASKEW, G W 43 A 2	SUTTON	TX
BERGER 1	SUTTON	TX
BERGER A 1	SUTTON	TX
BERGER A 2	SUTTON	TX
BERGER A 3	SUTTON	TX
BERGER A 4	SUTTON	TX
CARTA 103- 2	SUTTON	TX
CARTA 103- 3	SUTTON	TX
CARTA 103- 4	SUTTON	TX
CARTA 103- 5	SUTTON	TX
CARTA 103- 6	SUTTON	TX
CARTA 103- 8	SUTTON	TX
CARTA 103- 9	SUTTON	TX
CARTA 103-10	SUTTON	TX
CARTA 103-11	SUTTON	TX
CARTA 103-12	SUTTON	TX
CARTA 103-13	SUTTON	TX
CARTA 103-14	SUTTON	TX
CARTA 103-15	SUTTON	TX
CARTA 103-17 (103-L)	SUTTON	TX
CARTA 103-M	SUTTON	TX
CARTA 104- 1	SUTTON	TX
CARTA 104- 2	SUTTON	TX
CARTA 104- 3	SUTTON	TX
CARTA 104- 4	SUTTON	TX
CARTA 113- 4	SUTTON	TX
CARTA 113- 5	SUTTON	TX
CARTA 114- 3	SUTTON	TX
CARTA 114- 4	SUTTON	TX
CARTA 114- 5	SUTTON	TX
CARTA 114- 6	SUTTON	TX
CARTA 114- 7	SUTTON	TX
CARTA 114- 8	SUTTON	TX
CARTA 114- 9	SUTTON	TX
CARTA 114-10	SUTTON	TX
CARTA 114-11	SUTTON	TX
CARTA 114-12	SUTTON	TX

WELL	COUNTY	STATE
CARTA 114-B	SUTTON	TX
CARTA 114-I	SUTTON	TX
CARTA 114-P	SUTTON	TX
CUSENBARY 59-1	SUTTON	TX
CUSENBARY 59-2	SUTTON	TX
CUSENBARY 59-3	SUTTON	TX
CUSENBARY 59-4	SUTTON	TX
CUSENBARY 59-5	SUTTON	TX
CUSENBARY 59-6	SUTTON	TX
CUSENBARY 59-7	SUTTON	TX
CUSENBARY 59-8	SUTTON	TX
CUSENBARY F-2 BP	SUTTON	TX
CUSENBARY F-3 BP	SUTTON	TX
CUSENBARY G-2 BP	SUTTON	TX
CUSENBARY, WR 34-1	SUTTON	TX
CUSENBARY, WR 34-2	SUTTON	TX
CUSENBARY, WR 34-3	SUTTON	TX
CUSENBARY, WR 34-4	SUTTON	TX
CUSENBARY, WR 34-5	SUTTON	TX
CUSENBARY, WR 35-4	SUTTON	TX
CUSENBARY, WR 38-2	SUTTON	TX
CUSENBARY, WR A 1	SUTTON	TX
CUSENBARY, WR A 2	SUTTON	TX
CUSENBARY, WR B 2	SUTTON	TX
CUSENBARY, WR F 1	SUTTON	TX
CUSENBARY, WR F 2	SUTTON	TX
CUSENBARY, WR F 3	SUTTON	TX
CUSENBARY, WR G 1	SUTTON	TX
CUSENBARY, WR G 2	SUTTON	TX
CUSENBARY, WR G 3	SUTTON	TX
ESPY 33-3	SUTTON	TX
ESPY A 1	SUTTON	TX
ESPY A 3	SUTTON	TX
ESPY HT 9- 9 (9-A)	SUTTON	TX
ESPY HT 9-10 (9-D)	SUTTON	TX
ESPY HT A 16-4 (16-L)	SUTTON	TX
ESPY HT B 17-4 (17-O)	SUTTON	TX
ESPY, H T 1 L	SUTTON	TX
ESPY, H T 2	SUTTON	TX
ESPY, H T 3 U	SUTTON	TX
ESPY, H T 4	SUTTON	TX
ESPY, H T 6	SUTTON	TX
ESPY, H T 7	SUTTON	TX
ESPY, H T 8	SUTTON	TX
ESPY, H T A 2	SUTTON	TX
ESPY, H T B 1	SUTTON	TX
ESPY, H T B 2	SUTTON	TX
ESPY, H T B 3	SUTTON	TX
ESPY, THOMAS 1	SUTTON	TX
ESPY, THOMAS 2	SUTTON	TX
FIELDS, J D 1-48	SUTTON	TX
FIELDS, J D 3-48	SUTTON	TX
FIELDS, J D 5-48	SUTTON	TX
GALBREATH 89- 2	SUTTON	TX
GALBREATH, M S 1	SUTTON	TX
GENINI 33- 1	SUTTON	TX
GENINI 33- 3	SUTTON	TX
GENINI 33- 5	SUTTON	TX
GENINI 33- 6	SUTTON	TX

WELL	COUNTY	STATE
GENINI 33- 7	SUTTON	TX
GENINI 33- 8	SUTTON	TX
GENINI 33- 9	SUTTON	TX
GENINI 33-11	SUTTON	TX
GENINI 33-12	SUTTON	TX
GENINI 33-13	SUTTON	TX
GENINI 33-14	SUTTON	TX
GENINI 33-15	SUTTON	TX
GENINI 37- 1X	SUTTON	TX
GENINI 37- 2	SUTTON	TX
GENINI 37- 3	SUTTON	TX
GENINI 37- 4	SUTTON	TX
GENINI 37- 5	SUTTON	TX
GENINI 37- 6	SUTTON	TX
GENINI 37- 7	SUTTON	TX
GENINI 37- 8	SUTTON	TX
GENINI 37- 9	SUTTON	TX
GENINI 37-11	SUTTON	TX
GENINI 37-13	SUTTON	TX
GENINI 37-14 (37-F)	SUTTON	TX
GENINI 38- 1	SUTTON	TX
GENINI 38- 2	SUTTON	TX
GENINI 38- 3	SUTTON	TX
GENINI 38- 4	SUTTON	TX
GENINI 38- 5	SUTTON	TX
GENINI 38- 6	SUTTON	TX
GENINI 38- 7	SUTTON	TX
GENINI 38- 8	SUTTON	TX
GENINI 38- 9	SUTTON	TX
GENINI 38-10	SUTTON	TX
GENINI 38-11	SUTTON	TX
GENINI 38-12	SUTTON	TX
GENINI 38-I	SUTTON	TX
GENINI 128- 2	SUTTON	TX
GENINI 128- 3	SUTTON	TX
GENINI 128- 4	SUTTON	TX
GENINI 128- 5	SUTTON	TX
GENINI 128- 6	SUTTON	TX
GENINI 128-A	SUTTON	TX
GENINI 128-G	SUTTON	TX
GENINI 128-P	SUTTON	TX
GENINI 37-P	SUTTON	TX
JONES 97- 1	SUTTON	TX
JONES 97- 2	SUTTON	TX
JONES 97- 3	SUTTON	TX
JONES 97- 4	SUTTON	TX
JONES 97- 5	SUTTON	TX
JONES 97- 6	SUTTON	TX
JONES 97- 7	SUTTON	TX
JONES 97- 9 (97-G)	SUTTON	TX
JONES 97-10	SUTTON	TX
JONES 97-11	SUTTON	TX
JONES 97-12	SUTTON	TX
JONES 97-13 (97-O)	SUTTON	TX
JONES 97-15	SUTTON	TX
JONES 119- 1	SUTTON	TX
JONES 119- 2	SUTTON	TX
JONES 119- 3	SUTTON	TX
JONES 119- 4	SUTTON	TX
JONES 119- 5	SUTTON	TX
JONES 119- 6	SUTTON	TX
JONES 119- 7	SUTTON	TX
JONES 119- 8	SUTTON	TX
JONES 119- 9	SUTTON	TX
JONES 119-10	SUTTON	TX
JONES 119-11	SUTTON	TX
JONES 119-12	SUTTON	TX
JONES 119-13	SUTTON	TX
JONES 119-15	SUTTON	TX
JONES 119-16	SUTTON	TX
JONES 119-17	SUTTON	TX
JONES 119-18 (119-J)	SUTTON	TX
JONES 121- 1	SUTTON	TX
JONES 121- 2	SUTTON	TX
JONES 121- 3	SUTTON	TX
JONES 121- 4	SUTTON	TX
JONES 121- 5	SUTTON	TX
JONES 121- 6	SUTTON	TX
JONES 121- 7	SUTTON	TX
JONES 121- 8	SUTTON	TX
JONES 121- 9	SUTTON	TX
JONES 121-10	SUTTON	TX
JONES 121-11	SUTTON	TX
JONES 121-12	SUTTON	TX
JONES 121-13	SUTTON	TX
JONES 121-14	SUTTON	TX
JONES 121-15	SUTTON	TX

WELL	COUNTY	STATE
JONES 121-16	SUTTON	TX
JONES 121-19	SUTTON	TX
JONES 122- 1	SUTTON	TX
JONES 122- 2	SUTTON	TX
JONES 122- 3	SUTTON	TX
JONES 122- 4	SUTTON	TX
JONES 122- 5	SUTTON	TX
JONES 122- 6	SUTTON	TX
JONES 122- 7	SUTTON	TX
JONES 122- 8	SUTTON	TX
JONES 122- 9	SUTTON	TX
JONES 122-10	SUTTON	TX
JONES 122-11	SUTTON	TX
JONES 122-12	SUTTON	TX
JONES 122-13	SUTTON	TX
JONES 122-14	SUTTON	TX
JONES 122-15	SUTTON	TX
JONES 122-16	SUTTON	TX
JONES 122-17	SUTTON	TX
JONES 122-18	SUTTON	TX
JONES 122-19	SUTTON	TX
MAYER 1- 1	SUTTON	TX
MAYER 1- 2	SUTTON	TX
MAYER 1- 3	SUTTON	TX
MAYER 1- 4	SUTTON	TX
MAYER 1- 5	SUTTON	TX
MAYER 1- 6	SUTTON	TX
MAYER 1- 7	SUTTON	TX
MAYER 3- 1	SUTTON	TX
MAYER 3- 2	SUTTON	TX
MAYER 3B- 1	SUTTON	TX
MAYER 3B- 2	SUTTON	TX
MAYER 3B- 3	SUTTON	TX
MAYER 3B- 5	SUTTON	TX
MAYER 3B- 6	SUTTON	TX
MAYER 3B- 7	SUTTON	TX
MAYER 3B- 8	SUTTON	TX
MAYER 3B- 9	SUTTON	TX
MAYER 3D- 2	SUTTON	TX
MAYER 3D- 3	SUTTON	TX
MAYER 3D- 4	SUTTON	TX
MAYER 3D- 5	SUTTON	TX
MAYER 3D- 6	SUTTON	TX
MAYER 3D- 7	SUTTON	TX
MAYER 3D- 8	SUTTON	TX
MAYER 15- 1	SUTTON	TX
MAYER 15- 2	SUTTON	TX
MAYER 15- 3	SUTTON	TX
MAYER 15- 4	SUTTON	TX
MAYER 15- 5	SUTTON	TX
MAYER 15- 6	SUTTON	TX
MAYER 15- 7	SUTTON	TX
MAYER 15- 8	SUTTON	TX
MAYER 15- 9	SUTTON	TX
MAYER 15-10	SUTTON	TX
MAYER 15-11	SUTTON	TX
MAYER 15-12	SUTTON	TX
MAYER 15-13	SUTTON	TX
MAYER 15-14	SUTTON	TX
MAYER 15-15	SUTTON	TX
MAYER 15-16	SUTTON	TX
MAYER 15-17	SUTTON	TX
MAYER 15-18	SUTTON	TX
MAYER 15-19	SUTTON	TX
MAYER 15-20	SUTTON	TX
MAYER 15-21	SUTTON	TX
MAYER 21- 1	SUTTON	TX
MAYER 21- 2	SUTTON	TX
MAYER 21- 3A	SUTTON	TX
MAYER 21- 5	SUTTON	TX
MAYER 21- 6	SUTTON	TX
MAYER 21- 7	SUTTON	TX
MAYER 21- 8	SUTTON	TX

WELL	COUNTY	STATE
MAYER 21- 9	SUTTON	TX
MAYER 21-10	SUTTON	TX
MAYER 21-11	SUTTON	TX
MAYER 21-12	SUTTON	TX
MAYER 21-13	SUTTON	TX
MAYER 21-14	SUTTON	TX
MAYER 21-15	SUTTON	TX
MAYER 21-16	SUTTON	TX
MAYER 21-17	SUTTON	TX
MAYER 3B-10X	SUTTON	TX
MCMILLAN, W B 1 DM	SUTTON	TX
MCMILLAN, W B 1 KS	SUTTON	TX
MCMILLAN, W B 2 DM	SUTTON	TX
MCMILLAN, W B 2 KS	SUTTON	TX
MCMILLAN, W B 3 DM	SUTTON	TX
MCMILLAN, W B 3 KS	SUTTON	TX
MCMILLAN, W B 4 DM	SUTTON	TX
MCMILLAN, W B 4 KS	SUTTON	TX
MCMILLAN, W B 5 DM	SUTTON	TX
MEIRS A 14- 9	SUTTON	TX
MEIRS A 80 17	SUTTON	TX
MIERS A 14- 4	SUTTON	TX
MIERS A 14- 7	SUTTON	TX
MIERS A 15- 1	SUTTON	TX
MIERS A 15- 5	SUTTON	TX
MIERS A 15-10	SUTTON	TX
MIERS A 15-11	SUTTON	TX
MIERS A 15-12	SUTTON	TX
MIERS A 15-14	SUTTON	TX
MIERS A 15-15	SUTTON	TX
MIERS A 15-16	SUTTON	TX
MIERS A 15-17	SUTTON	TX
MIERS A 15-18	SUTTON	TX
MIERS A 15-19	SUTTON	TX
MIERS A 15-20	SUTTON	TX
MIERS A 15-21	SUTTON	TX
MIERS A 80-17	SUTTON	TX
MIERS A 82- 2	SUTTON	TX
MIERS A 82- 6	SUTTON	TX
MIERS A 82- 8	SUTTON	TX
MIERS A 82- 9	SUTTON	TX
MIERS A 82-13	SUTTON	TX
MIERS A 82-15	SUTTON	TX
MIERS A 82-16	SUTTON	TX
MIERS A 82-18	SUTTON	TX
MIERS A 82-19	SUTTON	TX
REED, FRANK 117- 1	SUTTON	TX
REED, FRANK 117- 2	SUTTON	TX
REED, FRANK 117- 3	SUTTON	TX
REED, FRANK 117- 5	SUTTON	TX
REED, FRANK 117- 6	SUTTON	TX
REED, FRANK 117- 7	SUTTON	TX
REED, FRANK 117- 8	SUTTON	TX
REED, FRANK 117- 9	SUTTON	TX
REED, FRANK 117-10	SUTTON	TX
REED, FRANK 117-11	SUTTON	TX
REED, FRANK 117-12	SUTTON	TX
REED, FRANK 117-13	SUTTON	TX
REED, FRANK 117-14	SUTTON	TX
REED, FRANK 117-15	SUTTON	TX
REED, FRANK 117-16	SUTTON	TX
REED, FRANK 117-17	SUTTON	TX
REED, FRANK 117-19	SUTTON	TX
SAWYER 113- 2	SUTTON	TX
SAWYER 113- 3	SUTTON	TX
SAWYER 113- 4	SUTTON	TX
SAWYER 113- 5	SUTTON	TX
SAWYER 113- 6	SUTTON	TX
SAWYER 113- 7	SUTTON	TX
SAWYER 113- 8	SUTTON	TX
SAWYER 113- 9	SUTTON	TX
SAWYER 113-11	SUTTON	TX
SAWYER 113-12	SUTTON	TX

WELL	COUNTY	STATE
SAWYER 113-13	SUTTON	TX
SAWYER 113-15	SUTTON	TX
SAWYER 113-16	SUTTON	TX
SAWYER 113-18 (113-F)	SUTTON	TX
SAWYER 113-19 (113-I)	SUTTON	TX
SAWYER 113-20 (113-14 M)	SUTTON	TX
SAWYER 129- 3	SUTTON	TX
SAWYER 129- 4	SUTTON	TX
SAWYER 129- 5	SUTTON	TX
SAWYER 129- 6	SUTTON	TX
SAWYER 129- 7	SUTTON	TX
SAWYER 129- 8	SUTTON	TX
SAWYER 129- 9	SUTTON	TX
SAWYER 129-10	SUTTON	TX
SAWYER 129-11	SUTTON	TX
SAWYER 129-12	SUTTON	TX
SAWYER 129-13	SUTTON	TX
SAWYER 129-15	SUTTON	TX
SAWYER 129-16	SUTTON	TX
SAWYER 129-17	SUTTON	TX
SAWYER 129-18	SUTTON	TX
SAWYER 129-19	SUTTON	TX
SAWYER 143- 1	SUTTON	TX
SAWYER 143- 2	SUTTON	TX
SAWYER 143- 4	SUTTON	TX
SAWYER 143- 5	SUTTON	TX
SAWYER 143- 6	SUTTON	TX
SAWYER 143- 7	SUTTON	TX
SAWYER 143- 8	SUTTON	TX
SAWYER 143- 9	SUTTON	TX
SAWYER 143-10	SUTTON	TX
SAWYER 143-11	SUTTON	TX
SAWYER 143-12	SUTTON	TX
SAWYER 143-13	SUTTON	TX
SAWYER 143-14	SUTTON	TX
SAWYER 143-15	SUTTON	TX
SAWYER 143-16	SUTTON	TX
SAWYER 143-17	SUTTON	TX
SAWYER 143-18	SUTTON	TX
SAWYER 144-05-1	SUTTON	TX
SAWYER 145-01	SUTTON	TX
SAWYER 145-03	SUTTON	TX
SAWYER 145-04	SUTTON	TX
SAWYER 145-05	SUTTON	TX
SAWYER 145-06	SUTTON	TX
SAWYER 145-07	SUTTON	TX
SAWYER 145-08	SUTTON	TX
SAWYER 145-09	SUTTON	TX
SAWYER 145-10	SUTTON	TX
SAWYER 145-11	SUTTON	TX
SAWYER 145-12	SUTTON	TX
SAWYER 145-13	SUTTON	TX
SAWYER 145-14	SUTTON	TX
SAWYER 145-15	SUTTON	TX
SAWYER 145-16	SUTTON	TX
SAWYER 145-17	SUTTON	TX
SAWYER 145-18	SUTTON	TX
SAWYER 145-19	SUTTON	TX
SAWYER 145-20	SUTTON	TX
SAWYER 146- 1	SUTTON	TX
SAWYER 146- 2	SUTTON	TX
SAWYER 146- 3	SUTTON	TX
SAWYER 146- 4	SUTTON	TX
SAWYER 146- 5	SUTTON	TX
SAWYER 146- 6	SUTTON	TX
SAWYER 146- 7	SUTTON	TX
SAWYER 146- 8	SUTTON	TX
SAWYER 146- 9	SUTTON	TX
SAWYER 146-10	SUTTON	TX
SAWYER 146-11	SUTTON	TX
SAWYER 146-12	SUTTON	TX
SAWYER 146-13	SUTTON	TX
SAWYER 146-14	SUTTON	TX

WELL	COUNTY	STATE
SAWYER 146-15	SUTTON	TX
SAWYER 146-16	SUTTON	TX
SAWYER 146-17	SUTTON	TX
SAWYER 146-19	SUTTON	TX
SAWYER 167- 1	SUTTON	TX
SAWYER 167- 2	SUTTON	TX
SAWYER 167- 3	SUTTON	TX
SAWYER 167- 4	SUTTON	TX
SAWYER 167- 5	SUTTON	TX
SAWYER 167- 8	SUTTON	TX
SAWYER 167- 9	SUTTON	TX
SAWYER 167-10	SUTTON	TX
SAWYER 167-11	SUTTON	TX
SAWYER 167-12	SUTTON	TX
SAWYER 167-13	SUTTON	TX
SAWYER 167-14	SUTTON	TX
SAWYER 167-15	SUTTON	TX
SAWYER 167-16	SUTTON	TX
SAWYER 167-17	SUTTON	TX
SAWYER 167-18	SUTTON	TX
SAWYER 169- 3	SUTTON	TX
SAWYER 169- 4	SUTTON	TX
SAWYER 169- 5	SUTTON	TX
SAWYER 169- 6	SUTTON	TX
SAWYER 169- 7	SUTTON	TX
SAWYER 169- 8	SUTTON	TX
SAWYER 169- 9	SUTTON	TX
SAWYER 169-11	SUTTON	TX
SAWYER 169-12	SUTTON	TX
SAWYER 169-13	SUTTON	TX
SAWYER 169-14	SUTTON	TX
SAWYER 169-16	SUTTON	TX
SAWYER 170- 1	SUTTON	TX
SAWYER 170- 2	SUTTON	TX
SAWYER 170- 3	SUTTON	TX
SAWYER 170- 4	SUTTON	TX
SAWYER 170- 5	SUTTON	TX
SAWYER 170- 6	SUTTON	TX
SAWYER 170- 7	SUTTON	TX
SAWYER 170- 8	SUTTON	TX
SAWYER 170- 9	SUTTON	TX
SAWYER 170-10	SUTTON	TX
SAWYER 170-11	SUTTON	TX
SAWYER 170-12	SUTTON	TX
SAWYER 170-13	SUTTON	TX
SAWYER 170-14	SUTTON	TX
SAWYER A 144- 1	SUTTON	TX
SAWYER A 144- 2	SUTTON	TX
SAWYER A 144- 4	SUTTON	TX
SAWYER A 144- 5	SUTTON	TX
SAWYER A 144- 6	SUTTON	TX
SAWYER A 144- 7	SUTTON	TX
SAWYER A 144- 8	SUTTON	TX
SAWYER A 144- 9	SUTTON	TX
SAWYER A 144-10	SUTTON	TX
SAWYER A 144-11	SUTTON	TX
SAWYER A 144-12	SUTTON	TX
SAWYER A 144-13	SUTTON	TX
SAWYER A 144-14	SUTTON	TX
SAWYER A 144-15	SUTTON	TX
SAWYER A 144-16	SUTTON	TX
SAWYER A 144-17	SUTTON	TX
SAWYER A 144-19	SUTTON	TX
SHURLEY 98- 1	SUTTON	TX
SHURLEY 98- 2	SUTTON	TX
SHURLEY 98- 3	SUTTON	TX
SHURLEY 98- 5	SUTTON	TX
SHURLEY 98- 6	SUTTON	TX
SHURLEY 98- 7	SUTTON	TX
SHURLEY 98- 8	SUTTON	TX
SHURLEY 98- 9	SUTTON	TX
SHURLEY 98-10	SUTTON	TX
SHURLEY 98-11	SUTTON	TX

WELL	COUNTY	STATE
SHURLEY 98-12	SUTTON	TX
SHURLEY 98-14	SUTTON	TX
SHURLEY 98-15	SUTTON	TX
SHURLEY 98-16	SUTTON	TX
SHURLEY A 99- 1	SUTTON	TX
SHURLEY A 99- 2	SUTTON	TX
SHURLEY A 99- 3	SUTTON	TX
SHURLEY A 99- 4	SUTTON	TX
SHURLEY A 99- 5	SUTTON	TX
SHURLEY A 99- 6	SUTTON	TX
SHURLEY A 99- 7	SUTTON	TX
SHURLEY A 99- 8	SUTTON	TX
SHURLEY A 99- 9	SUTTON	TX
SHURLEY A 99-10	SUTTON	TX
SHURLEY A 99-11	SUTTON	TX
SHURLEY A 99-12	SUTTON	TX
SHURLEY A 99-14	SUTTON	TX
SHURLEY A 99-16	SUTTON	TX
SHURLEY B 97- 1	SUTTON	TX
SHURLEY B 97- 2	SUTTON	TX
SHURLEY B 97- 3	SUTTON	TX
SHURLEY B 97- 4	SUTTON	TX
SHURLEY B 97- 5	SUTTON	TX
SHURLEY B 97- 6	SUTTON	TX
SHURLEY B 97- 7	SUTTON	TX
SHURLEY B 97- 8	SUTTON	TX
SHURLEY B 97- 9	SUTTON	TX
SHURLEY B 97-10	SUTTON	TX
SHURLEY B 97-11	SUTTON	TX
SHURLEY B 97-12	SUTTON	TX
SHURLEY B 97-13	SUTTON	TX
SHURLEY B 97-14	SUTTON	TX
SHURLEY B 97-15	SUTTON	TX
SHURLEY B 97-16	SUTTON	TX
SHURLEY C 98- 2	SUTTON	TX
SHURLEY C 99- 1	SUTTON	TX
SHURLEY D 98- 2	SUTTON	TX
SHURLEY D 99- 1	SUTTON	TX
SHURLEY, DAVID 1A	SUTTON	TX
WARD C 109- 1	SUTTON	TX
WARD C 109- 7	SUTTON	TX
WARD C 109-11	SUTTON	TX
WARD C 109-16	SUTTON	TX
WARD C 109-21	SUTTON	TX
WARD C 109-22	SUTTON	TX
WARD C 109-23	SUTTON	TX
WARD C 109-27	SUTTON	TX
WARD C 109-37	SUTTON	TX
WARD C 115- 2	SUTTON	TX
WARD C 115- 6	SUTTON	TX
WARD C 115-12	SUTTON	TX
WARD C 115-13	SUTTON	TX
WARD C 115-25	SUTTON	TX
WARD C 115-32	SUTTON	TX
WARD C 115-33	SUTTON	TX
WARD C 116- 3	SUTTON	TX
WARD C 116- 8	SUTTON	TX
WARD C 116-14	SUTTON	TX
WARD C 116-15	SUTTON	TX
WARD C 116-24	SUTTON	TX
WARD C 116-28	SUTTON	TX
WARD C 116-29	SUTTON	TX
WARD C 116-34	SUTTON	TX
WARD C 125- 4	SUTTON	TX
WARD C 125-10	SUTTON	TX
WARD C 125-19	SUTTON	TX
WARD C 125-20	SUTTON	TX
WARD C 125-30	SUTTON	TX
WARD C 126- 9	SUTTON	TX
WARD C 126-17	SUTTON	TX
WARD C 126-18	SUTTON	TX
WARD C 126-26	SUTTON	TX
WARD C 126-31	SUTTON	TX

WELL	COUNTY	STATE
WARD C-41	SUTTON	TX
WARD C-42	SUTTON	TX
WARD, RIP 92-5	SUTTON	TX
WARD, RIP 92-6	SUTTON	TX
WARD, RIP 100-6	SUTTON	TX
WARD, RIP 100-7	SUTTON	TX
WARD, RIP 101-4	SUTTON	TX
CLOUDT 62-1	EDWARDS	TX
CLOUDT BRTHRS 69-1	EDWARDS	TX
CLOUDT, RH 4-1	EDWARDS	TX
STATE MTS 2	LEA	NM
STATE MTS 3	LEA	NM
SCOTT F H 31-1	WARD	TX
SCOTT F H 31-2	WARD	TX
SCOTT F H 33-2	WARD	TX
SCOTT F H STATE A 1	WARD	TX
WATSON L M STATE 1U ST	WARD	TX
SHAFTER LAKE SAN ANDRES UNIT 3	ANDREWS	TX
BLACKSTONE SLAUGHTER 2-19H	PECOS	TX
BLACKSTONE SLAUGHTER 3-19H	PECOS	TX
BLACKSTONE SLAUGHTER 4-19H	PECOS	TX
FED 19- 1	EDDY	NM
FED 19- 1 BP1	EDDY	NM
FED 19- 3	EDDY	NM
FED 19- 3 BP1	EDDY	NM
FED 19- 4	EDDY	NM
FED 19- 4 BP1	EDDY	NM
FED 19- 4 BP2	EDDY	NM
FED 19- 5	EDDY	NM
FED 19- 6	EDDY	NM
FED 19- 6 BP1	EDDY	NM
FED 19- 7	EDDY	NM
FED 19- 7 BP1	EDDY	NM
FED 19- 8	EDDY	NM
FED 19- 9	EDDY	NM
FED 19- 9 BP1	EDDY	NM
FED 19-10	EDDY	NM
FED 19-10 BP1	EDDY	NM
FED 24- 1	EDDY	NM
FED 24A- 4	EDDY	NM
FED 24A- 4 BP1	EDDY	NM
FED 24B- 5	EDDY	NM
FED 24G- 2	EDDY	NM
FED 24G- 2 BP1	EDDY	NM
FED 24J- 3	EDDY	NM
FED 30C-1	EDDY	NM
GREENWOOD FED 2	EDDY	NM
SMYER EAST CLEARFORK UNIT 1	HOCKLEY	TX
DRIVER J W 1	GLASSCOCK	TX
MCKASKLE M 1	MARTIN	TX
MEINERS 1	UPTON	TX
PEMBROOK UNIT	UPTON	TX
SYNATSCHK 1	MIDLAND	TX
STORIE S C 1 GLO	GARZA	TX
STORIE S C 2C & 4	GARZA	TX
T X L NU PDP WELLS	ECTOR	TX
TXLN 1001	ECTOR	TX
TXLN 1002	ECTOR	TX
TXLN 1003	ECTOR	TX
TXLN 1004	ECTOR	TX
TXLN 1005	ECTOR	TX
TXLN 1006	ECTOR	TX
TXLN 1007	ECTOR	TX
TXLN 1008	ECTOR	TX
TXLN 1009	ECTOR	TX
TXLN 1010	ECTOR	TX
TXLN 1012	ECTOR	TX
TXLN 1014	ECTOR	TX
FANNING A 1	LEA	NM
FANNING A PUD	LEA	NM
FANNING B 1BL	LEA	NM
FANNING B 1TD	LEA	NM
FANNING B PUD	LEA	NM

WELL	COUNTY	STATE
TRAVIS, G G 21-2	LEA	NM
TRAVIS, G G 21-3	LEA	NM
TRAVIS, G G 21-4	LEA	NM
TRAVIS, G G 21-5	LEA	NM
TODD CRINOIDAL UNIT 1	CROCKETT	TX
KUDU FED COM 9-2	LEA	NM
KUDU FED COM 9-4	LEA	NM
KUDU FED COM 9-6	LEA	NM
EAST VERMEJO 1	WARD	TX
1984 TUBB	CRANE	TX
1985 TUBB	CRANE	TX
B21-S11-0194 BP	CRANE	TX
B21-S12-0191 BP	CRANE	TX
B21-S12-0297 BP	CRANE	TX
B21-S12-0653 BP	CRANE	TX
B21-S12-I 1999	CRANE	TX
B21-S15-0299 RTP	CRANE	TX
B21-S17-0418 BP	CRANE	TX
B21-S18-0558 BP	CRANE	TX
B21-S18-0559 RTP	CRANE	TX
B21-S19-0791 BP	CRANE	TX
B21-S19-21	CRANE	TX
B21-S19-24	CRANE	TX
B21-S20-0775 BP	CRANE	TX
B21-S21-0514 BP	CRANE	TX
B21-S21-0786 BP	CRANE	TX
B21-S21-0795 BP	CRANE	TX
B21-S21-0923 BP	CRANE	TX
B26-S16-0003	CRANE	TX
B26-S16-0005	CRANE	TX
B26-S16-0006	CRANE	TX
B26-S16-0765 BP	CRANE	TX
B26-S17-0225 BP	CRANE	TX
B26-S17-0585 BP	CRANE	TX
B26-S17-1113 BP	CRANE	TX
B26-S17-1343 BP	CRANE	TX
B26-S17-1402 BP	CRANE	TX
B26-S17-1423 BP	CRANE	TX
B26-S17-1481 BP	CRANE	TX
B26-S17-A	CRANE	TX
B26-S17-B	CRANE	TX
B26-S18-0059 BP	CRANE	TX
B26-S18-0278 BP	CRANE	TX
B26-S18-0387 BP	CRANE	TX
B26-S18-0701 BP	CRANE	TX
B26-S18-1066 AP	CRANE	TX
B26-S18-1544 BP	CRANE	TX
B26-S19-0001 BP	CRANE	TX
B26-S19-0009 BP	CRANE	TX
B26-S19-0011 BP	CRANE	TX
B26-S19-0014 BP	CRANE	TX
B26-S19-0015 BP	CRANE	TX
B26-S19-0019 BP	CRANE	TX
B26-S19-0157 BP	CRANE	TX
B26-S19-0372 AP	CRANE	TX
B26-S19-0487 BP	CRANE	TX
B26-S19-0977 BP	CRANE	TX
B26-S20-0008	CRANE	TX
B26-S20-0009	CRANE	TX
B26-S20-0011	CRANE	TX
B26-S20-0012	CRANE	TX
B26-S20-0121 BP	CRANE	TX
B26-S20-0577 BP	CRANE	TX
B26-S20-1282 BP	CRANE	TX
B26-S21-0001	CRANE	TX
B26-S21-0002	CRANE	TX
B26-S21-0006	CRANE	TX
B26-S21-0044 BP	CRANE	TX
B26-S21-0660 BP	CRANE	TX
B26-S21-1447 BP	CRANE	TX
B26-S21-1465 BP	CRANE	TX
B26-S21-1483 BP	CRANE	TX
B26-S21-1501 BP	CRANE	TX

WELL	COUNTY	STATE
B26-S21-1541 BP	CRANE	TX
B26-S21I-4	CRANE	TX
B26-S21K-1	CRANE	TX
B26-S21P-3	CRANE	TX
B26-S28-0086 BP	CRANE	TX
B26-S28-1487 BP	CRANE	TX
B26-S28C-1	CRANE	TX
B26-S28C-4	CRANE	TX
B26-S28G-3	CRANE	TX
B26-S28K-2	CRANE	TX
B26-S29-0003	CRANE	TX
B26-S29-0007	CRANE	TX
B26-S29-0013	CRANE	TX
B26-S29-0015	CRANE	TX
B26-S29-0017 BP	CRANE	TX
B26-S29-0019	CRANE	TX
B26-S29-0020	CRANE	TX
B26-S29-0028 BP	CRANE	TX
B26-S29-0060 BP	CRANE	TX
B26-S29-0135 BP	CRANE	TX
B26-S29-015J BP	CRANE	TX
B26-S29-0437 BP	CRANE	TX
B26-S29-0461 BP	CRANE	TX
B26-S29-0496 BP	CRANE	TX
B26-S30-0004 BP	CRANE	TX
B26-S30-0005 BP	CRANE	TX
B26-S30-0007 BP	CRANE	TX
B26-S30-0009 BP	CRANE	TX
B26-S30-0340 BP	CRANE	TX
B26-S30-0366 BP	CRANE	TX
B27-S04-0054 BP	CRANE	TX
B27-S07-1139 BP	CRANE	TX
B27-S07-1140 BP	CRANE	TX
SA O AP 2010	CRANE	TX
SA O AP 2011	CRANE	TX
TB B26S16 PUD 2011	CRANE	TX
TB B26S20 PUD 2010	CRANE	TX
TB B26S21 PUD 2011	CRANE	TX
TB B26S28 PUD 2013	CRANE	TX
TB B26S29 PUD 2011	CRANE	TX
EXXON MILLS 39-1	VAL VERDE	TX
BLACKSTONE SLAUGHTER 1L	PECOS	TX
BLACKSTONE SLAUGHTER 1U	PECOS	TX
Total Purchase Price

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6009-002-00	BLM NM-13641	JOHN L HADA JR	05/01/71			NO RECORDING	400.000 ACRES, MORE OR LESS, BEING S/2 SE/4 OF SECTION 10 AND NW/4, SE/4 OF SECTION 15: T23S-R34E, LEA COUNTY, NM

NM6009-003-00	BLM NM-15035	MYRIAL D MOLE	03/01/72			NO RECORDING	120.000 ACRES (OUT OF 520.00 ORIGINAL LEASE ACRES), MORE OR LESS, BEING N/2 SW/4 AND NW/4 SE/4 OF SECTION 10: T23S-R34E, LEA COUNTY, NM, LIMITED IN DEPTH TO THE BASE OF THE MORROW FORMATION

NM6009-004-00	BLM NM-35164	BETTY C CRAMER	12/01/78			NO RECORDING	40.000 ACRES (OUT OF 120.00 ORIGINAL LEASE ACRES), MORE OR LESS, BEING NE/4 SE/4 OF SECTION 10: T33S-R34E, LEA COUNTY, NM, LIMITED IN DEPTH FROM THE BASE OF THE BONE SPRINGS TO THE BASE OF THE MORROW FORMATION

State: Texas	County: ANDREWS

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
M-TX1501-001-01	ALLAN HARGRAVE	ARGO OIL CORPORATION	05/21/37	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1501-002-01	V L GRADY	ARGO ROYALTY COMPANY	06/08/36	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1501-003-01	J R MEEKER ET UX	ARGO ROYALTY COMPANY	12/15/34	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1501-003-02	J E PARKER ET UK	ATLANTIC OIL PRODUCING COMPANY	08/16/30	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1501-004-01	E RUSSELL FLOYD	ARGO OIL CORPORATION	03/25/37	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1501-005-01	ARGO OIL CORPORATION	ATLANTIC RICHFIELD COMPANY	12/15/61	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1501-006-01	ARGO OIL CORPORATION	ATLANTIC REFINING COMPANY	12/15/61	766	679	01-0993
	(MINERALS NOW OWNED BY PETROHAWK)

TX1501-001-01	C L LONIS ET UX	SINCLAIR OIL & GAS COMPANY	07/27/53	766	671	01-0992
				122	58	OIL & GAS LSE

TX1501-001-02	OREL BUSBY	SINCLAIR OIL & GAS COMPANY	07/28/53	121	35	OIL & GAS LSE
				766	671	01-0992

TX1501-002-01	W T WALSH	ARGO OIL CORPORATION	09/11/56	180	180	OIL & GAS LEASE
				766	671	01-0992

TX1501-003-01	W T WALSH	ARGO OIL CORPORATION	08/18/59	241	217	OIL & GAS LEASE
				766	671	01-0992

TX1501-004-01	W T WALSH	ARGO OIL CORPORATION	08/18/59	241	215	OIL & GAS LEASE
				766	671	01-0992

TX1501-004-02	JACKSON E PARKER ET AL	MONTEREY OIL COMPANY	12/22/55	258	8	OIL & GAS LEASE
				766	671	01-0992

State: New Mexico	County: SAN JUAN

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM8000002-01	STATE OF NEW MEXICO E-3149	THE TEXAS COMPANY	12/10/49	588	115		NE/4 NW/4; SW SW OF 16-29N-8W; INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE ABOVE DESCRIBED LANDS, AND ONLY INSOFAR AS TO THE DEPTHS BELOW THE FRUITLAND COAL FORMATION.

NM8000003-01	George F Bruington et ux	Wynn-Crosby 2000, Ltd.	11/25/58	423	50		20 ACRES IN THE N/2 NE/4 SW/4, SE/4 SE/4, LESS AND EXCEPT 1.0 ACRE, OF 15-29N-11W, SAN JUAN, NM; ONLY TO THOSE DEPTHS BELOW THE PICTURED CLIFFS FORMATION, SAVE AND EXCEPT THE MESAVERDE FORMATION

NM8000004-01	R A Killian et al	Wynn-Crosby 2000, Ltd.	10/03/58	423	49		59 ACRES IN THE S/2 NE/4 SE/4 OF 15-29N-11W, SAN JUAN, NM; ONLY TO THOSE DEPTHS BELOW THE PICTURED CLIFFS FORMATION, SAVE AND EXCEPT THE MESAVERDE FORMATION

NM8000005-01	D J PALMER ET UX	CASWELL SILVER	10/03/58	432	86		1 AC IN THE SW/4 SE/4 SE/4 OF 15-29N-11W, SAN JUAN, NM; SAVE AND EXCEPT THE MESAVERDE FORMATION

NM8000006-01	ST OF NM E- 5382	WYNN-CROSBY 2000 LTD	07/10/51			134999	164.10 ACRES, MORE OR LESS, OUT OF 1008.40 ACRES BEING LOT 3 (42.08 ACRES), LOT 4 (24.02 ACRES), W/2 SW/4 OF SECTION 2, T30N-R8W, SAN JUAN COUNTY, NEW MEXICO, BELOW FRUITLAND COAL LESS AND EXCEPT MESAVERDE FORMATION.

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
BUREAU OF LAND MANAGEMENT NM-03198	JACK W FROST	BASIN/ FULCHER	NM	SAN JUAN	2/1/1948				INSOFAR AND ONLY AS SAID LEASE COVERS: T-27-N, R-10-2, SE. 25: LOTS 1,2,3,AND 4, W/2 E/2, LESS AND ESCEPT THE DAKOTA FORMATION; S/2 SW/4, BELOW THE BAST OF THE PICTURED CLIFFS FORMATION, LESS & EXCEPT THE DAKOTA FORMATION.

BUREAU OF LAND MANAGEMENT NM-SF-077875-A	PEARL O PIPKEN	BASIN/ FULCHER	NM	SAN JUAN	5/1/1946				INSOFAR AND ONLY AS SAID LEASE COVERS: T-27-N, R-10-2, SEC. 7: LOTS 1,2,3, AND SEC. 18: LOTS 1,2,3 AND 4, E/2 W/2 LIMITED FROM THE SURFACE TO THE BASE OF THE PICTURED CLIFFS FORMATION AND ALL RIGHTS BELOW THE BASE OF THE DAKOTA FORMATION.

State: New Mexico	County: SAN JUAN

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6007-001-00	ST OF NM E-2526-18	CLINTON E SEYMOUR	03/10/49			NO RECORDING	80.000 ACRES, MORE OR LESS, OUT OF 479.57 ORIGINAL LEASE ACRES BEING THE NE/4 SW/4 AND SE/4 SW/4 OF SECTION 32: T30N-R10W, SAN JUAN COUNTY, NM; LIMITED TO THOSE DEPTHS BELOW THE BASE OF THE PICTURED CLIFFS

NM6007-002-00	ST OF NM E-5316-6	THE TEXAS COMPANY	06/11/51			134956 A	80.000 ACRES, MORE OR LESS, OUT OF 640.39 ORIGINAL LEASE ACRES BEING THE E/2 NW/4 OF SECTION 32: T30N-R10W, SAN JUAN COUNTY, NM; LIMITED TO DEPTHS BELOW THE PICTURED CLIFFS FORMATION

NM8000002-01	STATE OF NEW MEXICO E-3149	THE TEXAS COMPANY	12/10/49	588	115		NE/4 NW/4; SW SW OF 16-29N-8W; INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE ABOVE DESCRIBED LANDS, AND ONLY INSOFAR AS TO THE DEPTHS BELOW THE FRUITLAND COAL FORMATION.

State: Texas	County: Yoakum

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1153-001-00	NANCY SANDERSON MEALS ET AL	H P READ	10/20/51	115	161	T-30175

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6008-001-00	BLM NM-0375257	G BURKE AND H MCCALL	03/25/63			NO RECORDING	74.840 ACRES (OUT OF 1,039.21 ORIGINAL LEASE ACRES), MORE OR LESS BEING LOTS 1 & 2 OR THE W/2 NW/4 OF SECTION 19: T21S-R27E, EDDY COUNTY, NM INSOFAR AS SAID LEASE COVERS RIGHTS FROM THE SURFACE TO A DEPTH OF 11,550’ SAVE & EXCEPT STRAWN FORMATION.

NM6008-002-00	BLM NM-0354232	JOAN CHORNEY	04/01/63			NO RECORDING	240.000 ACRES (OUT OF 1840.00 ORIGINAL LEASE ACRES), MORE OR LESS, BEING THE NE/4 AND E/2 NW/4 OF SECTION 19: T21S-R27E, EDDY COUNTY, NM, LIMITED TO THE WELLBORE OF THE RGD #1 WELL LOCATED 660’ FNL & 840’ FEL OF SEC. 19, T21S-R27E, FROM THE SURFACE DOWN TO A DEPTH OF 11,600’, EXCLUDING THE STRATEGRAPHIC EQUIVALENT OF THE FORMATIONS LOCATED BETWEEN 10,078’ AND 10,610’ AS FOUND IN THE PIONEER FED. COM. #1.

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
CARLSBAD MUNICIPAL SCHOOLS DISTRICT NUMBER C	LEONARD T. MAY	BURTON FLATS	NM	EDDY	1/28/1971	77	732
LUTHER L. GREEN, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	3/10/1971	78	240
JAMES R. MASTERS, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	4/14/1971	78	936
DORA LUNSFORD PATE, ET AL	LEONARD T. MAY	BURTON FLATS	NM	EDDY	4/16/1971	79	10
JENSON G. SAVIS, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	4/27/1971	79	204
JACK L. SUTER, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	7/8/1971	80	782
JOSEPHINE T. EDDY, ET AL	CITIES SERVICE OIL COMPANY	BURTON FLATS	NM	EDDY	8/1/1971	82	843
SAMMIE E. TACHAPPLER, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	6/13/1972	87	185
CURTIS COX, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	6/13/1972	87	176
ROY ALBERT CHAPPLER, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	6/13/1972	87	178
RONALD M. KIVELS, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	6/19/1972	87	390
GEORGE N. LOMAN, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	1/22/1972	87	415
RONALD H. GECKLER, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	6/29/1972	87	721
HAZEL A. GERRELLS, ET AL	LEONARD T. MAY	BURTON FLATS	NM	EDDY	7/1/1972	87	562
CITY OF CARLSBAD	CITIES SERVICE OIL COMPANY	BURTON FLATS	NM	EDDY	6/30/1972	88	262
CITY OF CARLSBAD	CITIES SERVICE OIL COMPANY	BURTON FLATS	NM	EDDY	6/30/1972	88	431
W. T. PARKER, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	8/31/1972	89	227
THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY	CITIES SERVICE OIL COMPANY	BURTON FLATS	NM	EDDY	8/31/1972	90	183
ROY L. DAWDY, ET UX	LEONARD T. MAY	BURTON FLATS	NM	EDDY	3/5/1973	96	125
H. H. SCHULLS, ET UX	CITIES SERVICE OIL COMPANY	BURTON FLATS	NM	EDDY	9/25/1975	131	9
L. A. JOHNSON, ET UX	CITIES SERVICE OIL COMPANY	BURTON FLATS	NM	EDDY	3/3/1976	134	594

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
BUREAU OF LAND MANAGEMENT NM-90514	MARATHON OIL COMPANY	CARLSBAD S	NM	EDDY	3/1/1993	151	1044		SEC 4-24S-26E: LOTS 3, 4 S/2 NW/4 AND SW/4,LIMITED TO ALL DEPTHS FROM SURFACE TO THE BASE OF THE MORROW FORMATION
MARILYN O’DONNELL, ET AL	DAVID J. SORENSON	CARLSBAD S	NM	EDDY	2/10/1968	61	78		SEC 34-23S-26E: E/2 SE/2 TO A SUBSURFACE DEPTH OF 11,827’
JAKE D. PIKE, ET AL	DAVID J. SORENSON	CARLSBAD S	NM	EDDY	7/26/1967	55	179		SEC 34-23S-26E: E/2 SE/2 TO A SUBSURFACE DEPTH OF 11,827’
DAILEY D. PIKE	EXXON CORPORATION	CARLSBAD S	NM	EDDY	3/1/1973	735			SEC 34-23S-26E: E/2 SE/2 TO A SUBSURFACE DEPTH OF 11,827’
JAMES R. PIKE	EXXON CORPORATION	CARLSBAD S	NM	EDDY	3/1/1973	102	754		SEC 34-23S-26E: E/2 SE/2 TO A SUBSURFACE DEPTH OF 11,827’
NOLAN LEE PIKE	EXXON CORPORATION	CARLSBAD S	NM	EDDY	11/6/1973	113	720		SEC 34-23S-26E: E/2 SE/2 TO A SUBSURFACE DEPTH OF 11,827’
RUTH NOROWALD GRAHAM AND LEE NORWALD	DAVID J. SORENSON	CARLSBAD S	NM	EDDY	7/17/1967	56	56		SEC 34-23S-26E: E/2 SE/2 TO A SUBSURFACE DEPTH OF 11,827’
BUREAU OF LAND MANAGEMENT NM-17572	D. L. SIMASKO	CARLSBAD S	NM	EDDY	2/1/1973				SEC 34-23S-26E: SW/4 TO A SUBSURFACE DEPTH OF 11,827’

State: Texas	County: DAWSON

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1145-001-01	J F FOWLER ET AL	STANDARD OIL COMPANY OF TEXAS	06/19/48	20	312	OIL & GAS LEASE
				398	689	947
				20	312

TX1145-001-02	M D SELF	STANDARD OIL COMPANY OF TEXAS	06/25/48	22	535	OIL & GAS
				398	689	947
				20	312

TX1145-002-00	J HUDSON SMART ET AL	STANDARD OIL COMPANY OF TEXAS	06/18/48	22	539	OIL & GAS LEASE
				398	689	947

TX1145-003-00	WILLIAM R SANDIDGE ET AL	STANDARD OIL COMPANY OF TEXAS	06/19/48	20	319	OIL & GAS LEASE
				398	689	947

TX1145-004-01	EUSEBIA SCHARBAUER STONESTREET	STANDARD OIL COMPANY OF TEXAS	07/01/48	22	541	OIL & GAS LEASE
				398	689	947
				53	221	OIL & GAS LEASE

TX1145-004-02	ESTATE OF JOHN SCHARBAUER, ARNOLD P	STANDARD OIL COMPANY OF TEXAS	06/25/48	22	533	OIL & GAS LEASE
	SCHARBAUER ET AL EXECUTOR
				398	689	947
				53	213	OIL & GAS LEASE

TX1145-004-03	KARL CLAYTON	STANLEY WEINER	08/04/61	99	227	OIL & GAS LEASE
				398	689	947
				140	527	OIL & GAS LEASE

TX1145-004-04	WELDON A LINSEY ET AL	STANLEY WEINER	05/11/61	99	221	OIL & GAS LEASE
				398	689	947
				140	523	OIL & GAS LEASE

TX1145-004-05	DR W G WHITEHOUSE, ET AL	STANLEY WEINER	05/11/61	99	223	OIL & GAS LEASE
				398	689	947
				140	525	OIL & GAS LEASE

TX1145-004-06	WELDON LINDSEY, ET AL	ROBERT DIXIE KILGORE	07/06/48	22	611	OIL & GAS LEASE
				398	689	947
				53	450	OIL & GAS LEASE

TX1145-004-07	ANNIE LUCIELL WOOTEN	STANDARD OIL COMPANY OF TEXAS	07/07/48	20	328	OIL & GAS LEASE
				398	689	947
				53	225	OIL & GAS LEASE

TX1145-004-08	M D SELF	STANDARD OIL COMPANY OF TEXAS	06/25/48	22	537	OIL & GAS LEASE
				398	689	947
				53	218	OIL & GAS LEASE

TX1145-004-09	E H DUNLAP	STANDARD OIL COMPANY OF TEXAS	07/01/48	20	388	OIL & GAS LEASE
				398	689	947

State: Texas	County: DAWSON

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
				52	523	OIL & GAS LEASE
TX1145-004-10	PAT CORRIGAN TRUSTEE OF THE PAT	LEVINSON PARTNERS CORPORATION	10/12/88	319	263	OIL & GAS LEASE
	CORRIGAN TRUST
				398	689	947

TX1145-004-11	HUGH CORRIGAN III TRUST BY HUGH	LEVINSON PARTNERS CORPORATION	09/01/88	320	215	OIL & GAS LEASE
	CORRIGAN III, TRUSTEE ET AL
				398	689	947

TX1145-004-12	M C LINDSEY, ET AL	ROBERT DIXIE KILGORE	07/06/48	22	613	OIL & GAS LEASE
				398	689	947
				53	445	OIL & GAS LEASE

TX1145-005-00	GLEN F POOL ET AL	STANDARD OIL COMPANY OF TEXAS	06/18/48	20	395	OIL & GAS LEASE
				398	689	947
				52	532	OIL & GAS LEASE

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
NM6107-002-01	ALICE T DURBIN ET AL	PUBCO PETROLEUM CORPORATION	10/22/68	65	451

NM6107-002-02	1ST NATIONAL BANK IN ALBUQUERQUE TRUSTEE	PUBCO PETROLEUM CORPORATION	10/22/68	65	126

NM6107-002-03	W H MITCHELL JR TRUSTEE ET AL	PUBCO PETROLEUM CORPORATION	10/22/68	65	453

NM6107-002-04	CASWELL S NEAL ET AL	PUBCO PETROLEUM CORPORATION	10/22/68	65	455

NM6107-002-05	CARMEX INC	PUBCO PETROLEUM CORPORATION	10/22/68	65	457

NM6107-002-06	FELIX WILFRED GAUDIN & EVELYN BOND	PUBCO PETROLEUM CORPORATION	10/22/68	65	460

	GAUDIN

NM6107-002-07	W W MALONE JR ET AL	PUBCO PETROLEUM CORPORATION	10/22/68	65	128

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
MARY S EASTERWOOD	DANCIGER OIL & REFINING CO	CLAYTONVILLE	TX	FISHER	8/29/1947	148	82
RUSSELL W. GRIMES, ET UX, MOLLIE J. GRIMES	DANCIGER OIL & REFINING CO	CLAYTONVILLE	TX	FISHER	4/2/1948	154	162
BEN BLUBAUGH	DANCIGER OIL & REFINING CO	CLAYTONVILLE	TX	FISHER	4/6/1948	154	159
E. G. ALLEN	DANCIGER OIL & REFINING CO	CLAYTONVILLE	TX	FISHER	4/6/1948	154	180
K. S. MARR, ET VIR, JOHN D. MARR	DANCIGER OIL & REFINING CO	CLAYTONVILLE	TX	FISHER	4/8/1948	154	166
ARLINE SASSE, ET VIR, JEROME B. SASSE	DANCIGER OIL & REFINING CO	CLAYTONVILLE	TX	FISHER	4/14/1948	154	183

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
B. H. BLAKENEY, ET UX		COWDEN N	TX	ECTOR	8/27/2025	18	608

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
NM6126-001-00	SANTA FE PACIFIC GOLD	SANTA FE ENERGY RESOURCES INC 18711	10/02/95	523	481	81292

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
BUREAU OF LAND MANAGEMENT NM-19186	ALBERT W. RUTTER JR.	DUBLIN RANCH	NM	EDDY	10/1/1973				SEC 15-22S-28E: SW/4 SE/4
GERALD NATHAN, ET AL	EASTLAND OIL COMPANY	DUBLIN RANCH	NM	EDDY	12/8/1977	152	86		SEC 33-22S-28E: N/2 NW/4, SE/4 NW/4, NW/4 NE/4 AND SEC 28: SW/4 ALL BELOW 4,000’
D. S. HARROUN, ET UX, ELEANOR F. HARROUN	J. R. ROWAN	DUBLIN RANCH	NM	EDDY	5/2/1973	106	132		SEC 33-22S-28E: N/2 NW/4, SE/4 NW/4, NW/4 NE/4 AND SEC 28: SW/4 ALL BELOW 4,000’
BUREAU OF LAND MANAGEMENT NM-19842-A	DROEL H. LOONEY	DUBLIN RANCH	NM	EDDY	4/1/1974	183	1050		SEC 33-22S-28E: SW/4 NW/4 AND SEC 28: SE/4 ALL BELOW 4,000’

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
BUREAU OF LAND MANAGEMENT NM-0214624	PAUL T. WALTON, ET AL	EAGLE CREEK	NM	EDDY	7/1/1963				SEC 1-18S-25E: SW/4 DOWN TO A DEPTH OF 8,766’ BENEATH THE SURFACE

State: Texas	County: WINKLER

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1547-001-00	E W COWDEN ET UX	W J GRANT	10/18/24	001	133

State: Texas	County: SUTTON

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1437-001-00	HATTIE C EPPS	GULF OIL CORPORATION	01/20/66	78	336

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
BUREAU OF LAND MANAGEMENT NM-03198	JACK W FROST	BASIN/FULCHER	NM	SAN JUAN	2/1/1948				INSOFAR AND ONLY AS SAID LEASE COVERS: T-27-N, R-10-2, SE. 25: LOTS 1,2,3,AND 4, W/2 E/2, LESS AND ESCEPT THE DAKOTA FORMATION; S/2 SW/4, BELOW THE BAST OF THE PICTURED CLIFFS FORMATION, LESS & EXCEPT THE DAKOTA FORMATION.
BUREAU OF LAND MANAGEMENT NM-SF-077875-A	PEARL O PIPKEN	BASIN/FULCHER	NM	SAN JUAN	5/1/1946				INSOFAR AND ONLY AS SAID LEASE COVERS: T-27-N, R-10-2, SEC. 7: LOTS 1,2,3, AND SEC. 18: LOTS 1,2,3 AND 4, E/2 W/2 LIMITED FROM THE SURFACE TO THE BASE OF THE PICTURED CLIFFS FORMATION AND ALL RIGHTS BELOW THE BASE OF THE DAKOTA FORMATION.

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
F. M. TRAMMELL, ET UX, JODIE G. TRAMMELL	PAN AMERICAN PETROLEUM CORPORAITON	GIN	TX	DAWSON	4/30/1962	106	195
MYRTLE BARROW, INDIVIDUAL AND AS INDEPENDENT EXECUTRIX OF THE ESTATE OF JOE JACK BARROW	TEXACO EXPLORATION AND PRODUCTION INC.	GIN	TX	DAWSON	11/4/1991	341	363

State: Texas	County: ECTOR

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
06143000	NEWMONT OIL COMPANY	TEXACO EXPLORATION & PRODUCTION	07/16/53	196	556
				1528	406

State: Texas	County: REAGAN

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
TX1503-001-00	ST OF TX 82887	TERRA RESOURCES INC	09/17/80	170	501		319.750 ACRES, MORE OR LESS, BEING THE W/2 OF SECTION 5, BLK 7, UNIVERSITY LANDS, REAGAN COUNTY, TX

State: Texas	County: LOVING

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1404-001-00	ALICIA L BOWDLE TRUST ET AL	ROCA RESOURCE CO INC	08/15/96	097	274
				098	738

State: Texas	County: LOVING

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1423-001-01	FLORENCE T HALEY ET AL	RON W BOERM	11/24/80	59	878	553

TX1423-001-02	HALEY W AYCOCK INDIV & AS TRUSTEE	CAYMON OIL COMPANY	03/01/81	60	477	704

State: Texas	County: REEVES

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1544-001-01	GULF OIL CORPORATION	W W MEEKER	09/23/63	241	210	4544

TX1544-001-02	J W KINCAID ET AL	SUN OIL COMPANY	10/27/59	191	609	4802

TX1544-002-00	ROBERTA M REGAN ET AL	W W MEEKER	05/24/63	233	006	5073

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
A J HOOKS	O T LACEY	HOWARD-GLASSCOCK	TX	HOWARD	6/5/2022	53	89		SEC 140: N/2 NW/4

OTIS CHALK, ET UX, ET	F W MERRICK INC & LAMB DRILLING CO	HOWARD-GLASSCOCK	TX	HOWARD	6/4/1938	102	344		SEC 95 BLOCK 29: NE/4 ONLY INSOFAR AS IT COVERS DEPTHS FROM SURFACE TO 7,500’ OR THE BASE OF THE WOLFCAMP, WHICHEVER IS LESSER

OTIS CHALK, ET UX	LLOYD NOBLE	HOWARD-GLASSCOCK	TX	HOWARD	9/20/1937	99	183		SEC 94 BLOCK 29: SE/4 AND N/2 SE/4 ONLY INSOFAR AS IT COVERS DEPTHS FROM SURFACE TO 7,500’ OR THE BASE OF THE WOLFCAMP, WHICHEVER IS LESSER

OTIS CHALK, ET UX	THE TEXAS COMPANY	HOWARD-GLASSCOCK	TX	HOWARD	10/11/2021	48	183		SEC 94 BLOCK 29: S/2 NW/4 ONLY INSOFAR AS IT COVERS DEPTHS FROM SURFACE TO 7,500’ OR THE BASE OF THE WOLFCAMP, WHICHEVER IS LESSER

KERR MCGEE NORTH AMERICAN ON SHORE CORPORATION	DEVON ENERGY CORPORATION	HOWARD-GLASSCOCK	TX	HOWARD	12/31/1996				SEC 24-2S BLOCK 33: E/2
KERR MCGEE NORTH AMERICAN ON SHORE CORPORATION	DEVON ENERGY CORPORATION	HOWARD-GLASSCOCK	TX	HOWARD	12/31/1996				SEC 8-2S BLOCK 32: WEST 200 ACRES

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6003-001-00	ST OF NM A-983-3	TEXAS PACIFIC COAL & OIL CO	07/27/28			NO RECORDING	8360.760 ACRES, MORE OR LESS, LOCATED IN SECTIONS 5, 7-9 & 11: T23S-R36E AND SECTIONS 3, 4, 9-11, 13-15, 17, 20-24: T23S-R36E, LEA COUNTY, NM INSOFAR AS SAID LEASE IS LIMITED IN DEPTH FROM THE SURFACE TO THE BASE OF THE QUEEN & SAN ANDRES FORMATIONS

NM6003-002-00	ST OF NM B-1484-9	EMPIRE GAS & FUEL CO	12/19/32			NO RECORDING	120.00 ACRES, MORE OR LESS, BEING THE NW/4 NE/4, NW/4 SE/4 & THE SW/4 NE/4 SITUATED IN SECTION 10: 23S-R36E, LEA COUNTY, NM INSOFAR AS SAID LEASE IS LIMITED IN DEPTH FROM THE SURFACE TO THE BASE OF THE QUEEN FORMATION

NM6003-003-00	ST OF NM B-1506 (157-F)	REPOLLO OIL COMPANY	12/20/32	24	499		160.00 ACRES, MORE OR LESS, BEING THE NE/4 OF SECTION 17: 23S-R36E, LEA COUNTY, NM INSOFAR AS SAID LEASE IS LIMITED IN DEPTH FROM THE SURFACE TO THE BASE OF THE QUEEN FORMATION

NM6003-004-00	ST OF NM B-1506 (157-G)	REPOLLO OIL COMPANY	12/20/32			NO RECORDING	160.00 ACRES, MORE OR LESS, BEING THE NE/4 OF SECTION 5: 22S-R36E, LEA COUNTY, NM INSOFAR AS SAID LEASE IS LIMITED IN DEPTH FROM THE SURFACE TO 3900’

NM6003-005-00	B DAVIS & OCTAV DAVIS	F E VOSBURG	10/22/27	8	212		120.000 ACRES, MORE OR LESS, BEING THE S/2 SW/4 & NE/4 SW/4 SITUATED IN SECTION 34: T23S-R36E, LEA COUNTY, NM INSOFAR AS SAID ACREAGE FALLS WITHIN THE B DAVIS ARC UNIT FROM THE SURFACE DOWN TO THE BASE OF THE QUEEN FORMATION

NM6003-006-00	A F RAWLINGS RECEIVER	HUGH CORRIGAN	05/09/28	11	124		320.000 ACRES, MORE OR LESS, BEING THE SW/4 OF SECTION 14 AND THE SE/4 OF SECTION 15: T23S-R36E, LEA COUNTY, NM INSOFAR AS SAID ACREAGE LIES FROM THE SURFACE DOWN TO 3710’

NM6003-007-00	ST OF NM B-1431	AMERADA PETROLEUM CORPORATION	12/05/32			NO RECORDING	160.00 ACRES, MORE OR LESS, BEING THE NE/4 OF SECTION 16: 23S-R36E, LEA COUNTY, NM INSOFAR AS SAID LEASE IS LIMITED IN DEPTH FROM THE SURFACE TO 4000’

NM6003-008-01	EMERY F KING & ROWENA KING	F J DANGLADE	09/16/37	28	631		80.000 ACRES, MORE OR LESS, BEING THE W/2 SE/4 OF SECTION 12: T23S-R36E, LEA COUNTY, NM

NM6003-008-02	H R RANDALL	F J DANGLADE	09/16/37	35	21		80.000 ACRES, MORE OR LESS, BEING THE W/2 SE/4 OF SECTION 12: T23S-R36E, LEA COUNTY, NM

NM6003-008-03	UNITED NORTH & SOUTH DEVELOPMENT CO	MAGNOLIA PETROLEUM COMPANY	05/27/47	63	455		80.000 ACRES, MORE OR LESS, BEING THE W/2 SE/4 OF SECTION 12: T23S-R36E, LEA COUNTY, NM

NM6003-008-04	ELIZABETH HUDSON PENN	F J DANGLADE	09/16/37	34	61		80.000 ACRES, MORE OR LESS, BEING THE W/2 SE/4 OF SECTION 12: T23S-R36E, LEA COUNTY, NM

NM6003-008-05	C J DAVIDSON & EDYTHE L DAVIDSON	F J DANGLADE	09/16/37	28	642		80.000 ACRES, MORE OR LESS, BEING THE W/2 SE/4 OF SECTION 12: T23S-R36E, LEA COUNTY, NM

NM6003-008-06	K L WICKETT ET AL	F J DANGLADE	09/16/37	34	113		80.000 ACRES, MORE OR LESS, BEING THE W/2 SE/4 OF SECTION

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
12: T23S-R36E, LEA COUNTY, NM

NM6003-008-07	C D LOCKWOOD & EARLINE ALLEN LOCKWOOD	MAGNOLIA PETROLEUM COMPANY	08/27/47	65	219		160.00 ACRES, MORE OR LESS, BEING THE SE/4 OF SECTION 12: T23S-R36E, LEA COUNTY, NM

NM6003-009-00	BLM LC-030556B	MAXINE STEVENS HARRIS ET AL	12/01/61			NO RECORDING	160.00 ACRES, MORE OR LESS, BEING THE SW/4 OF SECTION 15: 23S-R36E, LEA COUNTY, NM INSOFAR AS SAID LEASE IS LIMITED IN DEPTH FROM THE SURFACE TO THE BASE OF THE QUEEN FORMATION

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6002-001-00	ST OF NM L-3393	ROBERT H HANNIFIN	08/19/69			NO RECORDING	320.000 ACRES, MORE OR LESS, BEING THE E/2 OF SECTION 35: T16S-R34E, LEA COUNTY, NM LIMITED IN DEPTH FROM 9,003’ TO 12,850’

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6012-001-00	ST OF NM LG-2750	THE SUPERIOR OIL COMPANY	05/01/75			NO RECORDING	60.000 ACRES (OUT OF ORIGINAL 320.00 LEASE ACRES), MORE OR LESS, BEING THE N/2 SE/4 OF SECTION 2: T20S-R34E, LEA COUNTY, NM LIMITED IN DEPTH FROM THE SURFACE TO 10,900’

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
RUTH LONDON	DAN P. COLWELL	LOVING E	NM	EDDY	7/24/1978	161	699		SEC 15-23S-28E: W/2 SE/4 NE/4
MARIE D. PENTICUFF AND RUBY MARIE GUY	KEN E. MOORE	LOVING E	NM	EDDY	9/26/1978	166	93		SEC 15-23S-28E: E/2 SE/4 NE/4 NE/4 AND N/2 NE/4 SE/4 NE/4
GENE K. TARVIN, ET UX, VERNA RUTH TARVIN	KEN E. MOORE	LOVING E	NM	EDDY	9/26/1978	166	90		SEC 15-23S-28E: N/2 NE/4 SE/4 NE/4
JOE E. TRACHTA, ET UX, WANDA S. TRACHTA	EARL WHISNAND	LOVING E	NM	EDDY	7/26/1978	165	156		SEC 15-23S-28E: SE/4 SE/4 NE/4 AND S/2 NE/4 SE/4 NE/4

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
BUREAU OF LAND MANAGEMENT NM LG 5417	EL PASO NATURAL GAS	MOSLEY CANYON	NM	EDDY	6/1/1978	160	28		SEC 7-24S-25E: LOTS 3, 4 N/2 SE/4, SURFACE TO BASE OF THE MORROW SANDSTONE OR 100’ BELOW TOTAL DEPTH DRILLED IN TEST WELL, WHICHEVER IS LESSER
BUREAU OF LAND MANAGEMENT NM LG 4501	JAMES A O’NEAL	MOSLEY CANYON	NM	EDDY	5/19/1970	73	407		SEC 7-24S-25E: E/2 SE/4 AND S/2 SE/4, LIMITED TO AND INCLUDING 11,700’ BELOW THE SURFACE

State: Texas	County: GAINES

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1146-001-01	BESSIE LARUE NORMAN ET AL	ALLIED CHEMICAL CORPORATION	06/08/69	193	613	14022

TX1146-001-02	R R HERRELL ET UX	ALLIED CHEMICAL CORPORATION	08/18/69	366	595	ANDREWS CO
				194	27	GAINES CO
				381	699	ANDREWS CO
				203	538	GAINES CO

TX1146-001-03	J C WILLIAMSON ET UX	ALLIED CHEMICAL CORPORATION	08/18/69	366	593	ANDREWS CO
				194	30	GAINES CO

TX1146-001-04	FRED C ROHRBACH ET UX	JIMMY C MARKHAM	02/16/59	121	605	48093

TX1146-001-05	VEVA ARCHER	JIMMY C MARKHAM	03/10/59	122	581	GAINES CO

TX1146-001-06	GERTRUDE ARCHER	J C WILLIAMSON	08/11/61	140	266	GAINES COUNTY
				271	521	ANDREWS COUNTY

TX1146-001-07	ROY G BARTON ET UX	ALLIED CHEMICAL CORPORATION	02/24/69	366	115	ANDREWS CO
				192	359	GAINES CO

TX1146-001-08	MAGDALENE MARKHAM ET UX	ALLIED CHEMICAL CORPORATION	02/24/69	366	113	ANDREWS CO
				192	361	GAINES CO

TX1146-002-00	T O STARK ET AL	HUNT OIL COMPANY	08/12/48	94	34
				56	146

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
MAYNARD OIL COMPANY	MID-CONTINENT ENERGY	NORMAN	TX	GAINES	3/1/1994	665	442

State: Texas	County: CROCKETT

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
TX1574-001	HONDO OIL & GAS COMPANY	CHEROKEE RESOURCES INC	04/01/88	431	761		EAST 627.3 ACRES OF SEC. 23, BLOCK QR, CROCKETT, TX, LIMITED TO DEPTHS BETWEEN 7,000 AND 9,200 FEET SUBSURFACE.

TX1574-002	CHEROKEE RESOURCES INC	ENRON OIL AND GAS COMPANY	10/08/92				WEST 307.3 ACRES OF THE EAST 627.3 ACRES OF SEC. 23, BLOCK QR, CROCKETT, TX, LIMITED TO DEPTHS BETWEEN 7,000 AND 9,200 FEET SUBSURFACE.

TX1574-003	ATLANTIC RICHFIELD COMPANY	CAL-MON OIL COMPANY	02/01/69	244	73		E/2 OF SEC 23, BLK QR, CROCKETT, TX, LIMITED TO DEPTHS BETWEEN 7,000 AND 9,200 FEET SUBSURFACE.

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6001-001-00	ST OF NM L-3099	BELL PETROLEUM COMPANY	07/15/69			NO RECORDING	320.000 ACRES, MORE OR LESS, BEING THE N2NE, SENW, NESW, S2S2 OF SECTION 22: T19S-R29E, EDDY COUNTY, NM
NM6001-002-00	ST OF NM K-6949	CHARLES B READ	05/16/67			NO RECORDING	360.000 ACRES, MORE OR LESS, BEING NW/4 NE/4; E/2 NW/4; N/2 SW/4; SE/4 SW/4; NE/4 SE/4 & S/2 SE/4 OF SECTION 27: T19S-R29E, EDDY COUNTY, NM

State: Texas	County: CRANE

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1103-006-00	HATTIE E CONNELL ET AL	AMERADA PETROLEUM CORPORATION	11/03/43	38	532

State: Texas	County: ECTOR

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
05488000	B. W. MCKENZIE	TEXACO EXPLORATION & PRODUCTION	03/25/26	19	346

05711000	SCHARBAUER, JOHN ET UX	INDEPENDENT OIL & GAS COMPANY	11/14/25	19	42

TX1103-001-00	W E CONNELL	TEXACO EXPLORATION & PRODUCTION	10/22/25	19	195	ECTOR COUNTY TEXAS

				11	574	CRANE COUNTY TEXAS

TX1103-002-00	W E CONNELL	TEXACO EXPLORATION & PRODUCTION	10/22/25	19	195

TX1103-003-01	IDA MCDONALD ET AL	TEXACO EXPLORATION & PRODUCTION	02/08/35	43	73

TX1103-003-02	ESTATE OF BILLIE YATES	TEXACO EXPLORATION & PRODUCTION	02/08/35	44	412

TX1103-004-00	IDA MCDONALD ET AL	TEXACO EXPLORATION & PRODUCTION	02/08/35	43	73

TX1103-005-00	W E CONNELL ESTATE	TEXACO EXPLORATION & PRODUCTION	10/09/37	50	447

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
NEWETTA CLEVELAND LOYD	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	534		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

WAYNE CLEVELAND	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	538		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

GLEN DALE CLEVELAND TRUST	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	542		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

SUE ANN POWELL TRUST	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	547		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

JULIE FITE COOPER	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	552		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

JOYCE CRAFT	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	530		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

POLLY FARRAR	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	557		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

JEAN JONES	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	589		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

GEORGE R. LOYD	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	562		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

KAREN WILLIAMS SLINKARD	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	584		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

JACKIE FITE SPENKE	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	567		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

KATRINA WILLIAMS STEINER	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	572		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

FRANCES CLEVELAND WILLIAMS	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	577		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

MARY ELLIOTT	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	12/18/1997	180	597		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

FATINE CLEVELAND FITE	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	9/19/1997	180	525		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

DAVID W. CLEVELAND	PETROGULF CORPORATION	PLATANG S	TX	YOAKUM	12/9/1997	180	593		SEC 665 BLOCK D: 80 ACRE PRORATION UNIT SURROUNDING THE WAYNE #1 WELL

State: Texas	County: PECOS

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
M-TX1135-001-01	LEWIS JONES	ARGO OIL CORPORATION	07/08/39	85	114		SW/4 SECTION 123, BLOCK 11, H & GN RY CO SVY, PECOS COUNTY, TEXAS

TX1135-001-00	ROY MCDONALD GUARDIAN ET AL	FLAG-REDFERN OIL COMPANY	10/20/70	398	110	64826	THE EAST 81.97 ACRES OF SECTION SIX (6), BLOCK F, ABSTRACT NO. 3438, T C RY CO SURVEY, PECOS COUNTY, TEXAS, COVERING ALL DEPTHS BELOW 1000 FEET.

	INDIV AND AS AGENT FOR THE ST OF TEXAS

State: Texas	County: WARD

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
TX1490-001-00	STATE OF TEXAS 64125	STANDARD OIL COMPANY OF TEXAS	12/16/69	332	226	142	N2 OF SECTION 29, BLOCK 18, UNIVERSITY LANDS, WARD CO., TEXAS
TX1490-002-00	STATE OF TEXAS 64126	GETTY OIL COMPANY	12/16/69	332	331	168	S/2 OF SECTION 31, BLOCK 18, UNIVERSITY LANDS, WARD COUNTY, TEXAS.
TX1490-003-00	STATE OF TEXAS 64127	GETTY OIL COMPANY	12/16/69	332	316		NW/4 OF SECTION 31, BLOCK 18, UNIVERSITY LANDS, WARD COUNTY, TEXAS

State: Texas	County: WARD

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1496-001-01	S CAPRITO	T A FISCHER	08/08/58	206	379	2640

TX1496-001-02	AMOCO PRODUCTION COMPANY	RODEN OIL COMPANY	08/28/70	347	362	2456

TX1496-001-03	SOUTHLAND ROYALTY COMPANY	TEXAS AMERICAN OIL CORPORATION	07/08/68	326	223	2235

TX1496-001-04	PAN AMERICAN PETROLEUM CORPORATION	RODEN OIL COMPANY	08/18/70	337	547	2300

TX1496-002-01	ELIZABETH PRATT PRICE ET AL	JACK E BLAKE	05/27/65	284	273	2293

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
WYNN-CROSBY 1999, LTD	PURE RESOURCES, L.P.	ROJO CABALLOS	TX	REEVES	9/9/2003				ALL OF SECTION 20, 27 AND 34, BLOCK 50, T-8, T&P RR CO SURVEY

State: Texas	County: GAINES

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1497-001-00	MARGARET M WOOD	WILLIAM F SMITH	06/11/96	402	37

TX1497-002-01	FRANCES ROYALL SIDFORD, INDIVIDUALLY AND AS TRUSTEE OF THE FRANCES ROYALL SIDFORD TRUST	MRL PARTNERS LP	06/23/98	660	709

TX1497-002-02	GOURLEY-BARTON BROS. PARTNERSHIP	MRL PARTNERS LP	03/28/95	395	545

TX1497-002-03	HEIDI C BARTON	MRL PARTNERS LP	03/28/95	393	105
				395	545

TX1497-002-04	REBECCA ROYALL	MRL PARTNERS LP	06/23/98	659	543

TX1497-002-05	TUCKER B ROYALL, IND AND TRUSTEE OF TUCKER B ROYALL TRUST	MRL PARTNERS LP	06/23/98	660	706

TX1497-002-06	THE J E & L E MABEE FOUNDATION INC	MRL PARTNERS LP	02/23/95	393	236

TX1497-002-07	NATIONSBANK , NA SUCCESSOR/TRUSTEE u/w/o ALTON WILBURN CHERRY f/b/o JOANN CHERRY HOLMAN	MRL PARTNERS LP	07/06/98	663	609

TX1497-003-01	OPAL BARTON	MRL PARTNERS LP	03/28/95	393	232

TX1497-003-02	ROY G BARTON	MRL PARTNERS LP	03/28/95	393	226

State: Texas	County: GAINES

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1498-001-01	HAROLD D CUNNINGHAM	TEXACO EXPLORATION & PRODUCTION	12/21/95	398	335	R0000507

TX1498-001-02	BETTE D. MITCHELL	TEXACO EXPLORATION & PRODUCTION	06/21/97	398	405	R0000530

TX1498-001-03	JANE DAVIS	TEXACO EXPLORATION & PRODUCTION	12/21/95	398	361	R0000516

TX1498-001-04	BETTY L SIMMONS LIVING TR	TEXACO EXPLORATION & PRODUCTION	12/21/95	398	405	R0000530

State: Texas	County: GAINES

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1499-001-01	BOARD OF TRSTE, TRINITY U	ENERGY DEVELOPMENT CORPORATION	01/05/96	399	10	R0001006

TX1499-001-02	STEVEN E ESMOND AND TOM GRAY, TRUSTEES OF THE M C LINDSEY TRUST	ENERGY DEVELOPMENT	12/01/95	398 408	845 822	R0001000 R0003626

TX1499-001-03	MARK C LINDSEY III ET UX	ENERGY DEVELOPMENT	12/01/95	398	845	R0001000
				408	822	R0003626

TX1499-002-01	BRAILLE INSTITUTE OF AMERICA	TEXACO EXPLORATION & PRODUCTION	06/26/97	410	215	R0004635

TX1499-002-02	SELMA E ANDREWS TRUSTS	TEXACO EXPLORATION & PRODUCTION	06/26/97	408	810	R003623

State: Texas	County: GAINES

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1189-001-01	LUCY LANE STRAUCH	ENERGY DEVELOPMENT CORPORATION	10/25/95	398	407	R0000531

TX1189-003-01	EVINE LANE HAMMOND	TEXACO EXPLORATION & PRODUCTION	10/25/95	398	363	R0000517

TX1189-004-01	THE ALLAR COMPANY	TEXACO EXPLORATION & PRODUCTION	02/24/95	392	488	R0001547

State: Texas	County: EDWARDS

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1393-043-01	CHESTER R. CLOUDT, FRANK O. CLOUDT AND DENMAN L. CLOUDT, SR., IND. AND AS INDEPENDENT EXECUTORS OF THE ESTATE OF FRANK T. CLOUDT	NORTH AMERICAN ROYALTIES, INC.	05/03/72	Z-17	859

TX1393-044-01	R.H. CLOUDT, ET UX, INEZ L. CLOUDT	NORTH AMERICAN ROYALTIES, INC.	04/28/72	Z-17	212

State: Texas	County: SUTTON

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1393-005-00	W A MIERS	STANOLIND OIL AND GAS COMPANY	05/20/44	039	209

TX1393-006-00	E E SAWYER JR & LURA W SAWYER	W M HOLLAND	07/07/53	053	194	191585

TX1393-007-00	RUTH TURK ESPY ET AL	GULF OIL CORP C/O CHEVRON USA INC	02/19/71	089	345	7557

TX1393-008-00	W R CUSENBARY & ELIZABETH CUSENBARY	GULF OIL CORPORATION C/P CHEVRON USA INC	07/30/63	074	202	2366

TX1393-009-00	ALICE L JONES	W M HOLLAND	06/06/63	074	041

TX1393-010-00	W B MCMILLAN & LUCILLE MCMILLAN	GULF OIL CORPORATION C/P CHEVRON USA INC	02/11/66	078	512	4154

TX1393-011-00	B B DUNBAR	STANOLIND OIL AND GAS COMPANY	01/12/56	058	282

TX1393-012-00	E E SAWYER JR & LURA W SAWYER	HUMBLE OIL & REFINING COMPANY	06/06/63	074	043	2244

TX1393-013-00	COLLIER SHURLEY & MARY L SHURLEY	MAGNOLIA PETROLEUM COMPANY	02/26/54	054	639	T32142
				263	530	037645

TX1393-014-00	COLLIER SHURLEY & MARY L SHURLEY	W M HOLLAND	09/11/53	053	535
				263	539	037647

TX1393-015-00	COLLIER SHURLEY & MARY L SHURLEY	W M HOLLAND	09/11/53	053	531
				263	535	037646

TX1393-016-00	THELMA JOHNSON ET AL	BYRON WILLIAMS	04/04/77	115	719	14822

TX1393-018-00	EDWIN S MAYER JR ET AL	THE STRINGER CORPORATION	11/01/72	098	190

TX1393-019-00	W R CUSENBARY & ELIZABETH CUSENBARY	GULF OIL CORPORATION C/P CHEVRON USA INC	07/30/63	074	204	2367

TX1393-020-00	W R CUSENBARY & ELIZABETH CUSENBARY	GULF OIL CORPORATION C/P CHEVRON USA INC	03/11/71	089	225	7499

TX1393-021-00	W R CUSENBARY & ELIZABETH CUSENBARY	GULF OIL CORPORATION C/P CHEVRON USA INC	03/11/71	089	221	7498

TX1393-023-00	JOHN A WARD JR ET AL	STANOLIND OIL AND GAS COMPANY	06/06/44	039	512

TX1393-024-01	H O POLSTON	ENRON OIL & GAS COMPANY	01/02/93	265	612	038141

TX1393-024-02	MYRLE GREATHOUSE	ENRON OIL & GAS COMPANY	01/02/93	265	604	038137

TX1393-024-03	STAR PRODUCTION INC	ENRON OIL & GAS COMPANY	01/02/93	265	598	038137

TX1393-024-04	COCKRELL PRODUCTION COMPANY INC	ENRON OIL & GAS COMPANY	01/02/93	265	594	038132

State: Texas	County: SUTTON

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1393-024-05	WES-TEX DRILLING COMPANY	ENRON OIL & GAS COMPANY	01/02/93	265	596	038133

TX1393-024-06	ELIZABETH ANN CUMMINS	ENRON OIL & GAS COMPANY	01/02/93	265	600	038135

TX1393-024-07	NANCY BERGER BLOODWORTH ET AL	ENRON OIL & GAS COMPANY	01/02/93	265	608	038139

TX1393-024-08	LARRY JOE BERGER	ENRON OIL & GAS COMPANY	01/02/93	265	610	038140

TX1393-024-09	CHRISTIE D BERGER	ENRON OIL & GAS COMPANY	01/02/93	265	616	038138

TX1393-024-10	LOSS N STORY ESTATE	ENRON OIL & GAS COMPANY	01/02/93	265	602	038136

TX1393-025-01	H O POLSTON	ENRON OIL & GAS COMPANY	01/02/93	265	592	038131

TX1393-025-02	MYRLE GREATHOUSE	ENRON OIL & GAS COMPANY	01/02/93	265	584	038127

TX1393-025-03	STAR PRODUCTION INC	ENRON OIL & GAS COMPANY	01/02/93	265	578	038124

TX1393-025-04	COCKRELL PRODUCTION COMPANY INC	ENRON OIL & GAS COMPANY	01/02/93	265	574	038122

TX1393-025-05	WES-TEX DRILLING COMPANY	ENRON OIL & GAS COMPANY	01/02/93	265	576	038123

TX1393-025-06	ELIZABETH ANN CUMMINS	ENRON OIL & GAS COMPANY	01/02/93	265	580	038125

TX1393-025-07	NANCY BERGER BLOODWORTH ET AL	ENRON OIL & GAS COMPANY	01/02/93	265	590	038130

TX1393-025-08	LARRY JOE BERGER	ENRON OIL & GAS COMPANY	01/02/93	265	588	038129

TX1393-025-09	CHRISTIE D BERGER	ENRON OIL & GAS COMPANY	01/02/93	265	586	038128

TX1393-025-10	LOSS N STORY ESTATE	ENRON OIL & GAS COMPANY	01/02/93	265	582	038126

TX1393-026-01	H O POLSTON	ENRON OIL & GAS COMPANY	01/07/93	265	572	038121

TX1393-026-02	MYRLE GREATHOUSE	ENRON OIL & GAS COMPANY	01/07/93	265	566	038118

TX1393-026-03	STAR PRODUCTION INC	ENRON OIL & GAS COMPANY	01/07/93	265	558	038114

TX1393-026-04	COCKRELL PRODUCTION COMPANY INC	ENRON OIL & GAS COMPANY	01/07/93	265	554	038112

TX1393-026-05	WES-TEX DRILLING COMPANY	ENRON OIL & GAS COMPANY	01/07/93	265	556	038113

TX1393-026-06	ELIZABETH ANN CUMMINS	ENRON OIL & GAS COMPANY	01/07/93	265	570	038120

TX1393-026-07	NANCY BERGER BLOODWORTH ET AL	ENRON OIL & GAS COMPANY	01/07/93	265	560	038115

TX1393-026-08	LARRY JOE BERGER	ENRON OIL & GAS COMPANY	01/07/93	265	562	038116

State: Texas	County: SUTTON

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1393-026-09	CHRISTIE D BERGER	ENRON OIL & GAS COMPANY	01/07/93	265	564	038117

TX1393-026-10	LOSS N STORY ESTATE	ENRON OIL & GAS COMPANY	01/07/93	265	568	038119

TX1393-027-00	DAN A CAUTHORN	BYRON WILLIAMS	04/11/77	116	064	14902

TX1393-028-00	H T ESPY AND RUTH ESPY	GULF OIL CORP C/O CHEVRON U S A INC	08/05/63	074	242	2386

TX1393-029-00	H T ESPY AND RUTH ESPY	GULF OIL CORP C/O CHEVRON U S A INC	08/05/63	074	240	2385

TX1393-030-00	H T ESPY AND RUTH ESPY	GULF OIL CORP C/O CHEVRON U S A INC	08/05/63	074	238	2384

TX1393-031-00	MARY GAYLE DAVIS	ANDERSON PETROLEUM INC	02/20/80	125	531

TX1393-034-00	GUY WYATT ASKEW	ANDERSON PETROLEUM INC	02/20/80	125	549	18449

TX1393-035-00	LIBB WALLACE & EVELYNE WALLACE	W H WORTHHAM	05/17/44	39	398

TX1393-036-00	LURA WARD SAWYER ET AL	MEADOR LAND CO	07/10/90	247	056	035541

TX1393-037-00	E S MAYER & MINNIE H MAYER	STANDARD OIL COMPANY OF TEXAS	10/14/53	054	313

TX1393-038-00	MARGARET S GALBREATH	REPUBLIC ENGINEERS INC	07/24/80	127	401

TX1393-039-00	GUY WYATT ASKEW & MARY WYATT	ANDERSON PETROLEUM INC	02/20/80	125	524

TX1393-040-00	DIXIE LOUISE GENINI ET AL	AMERICAN QUASAR PETROLEUM CO OF NM	03/03/80	125	651	18479

TX1393-041-00	DIXIE L GENINI ET AL	KCS RESOURCES INC	10/29/01	315	323	047917

TX1393-042-00	MARVIN F SHURLEY & MASON DAVID SHURLEY	INTERCOAST OIL AND GAS CO	12/23/96	290	594	042917

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref	Legal
STATE OF NEW MEXICO L-5467		SCHARB	NM	LEA	10/1/1972	280	100		SEC 10-19S-35W: NW/4

State: Texas	County: WARD

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
TX1151-001-00	F H SCOTT	CONTINENTAL OIL COMPANY	11/01/43	113	69		40.000 ACRES (OUT OF ORIGINAL 640.00 LEASE ACRES) BEING 40 ACRE TRACT AROUNT THE F H SCOTT#1 WELL LOCATED IN SEC 31 BLK 33 H&TC RR CO SVY, WARD COUNTY TX, LIMITED IN DEPTH FROM THE SURFACE DOWN TO 6500’

TX1151-002-00	JOSEPH A STUMP ET AL	F H SCOTT	07/14/43	105	1	27314	41.100 ACRES, MORE OR LESS, BEING THE SW/4 SW/2 SW/2, WATER LOT 9, SEC 30 BLK 33 H&TC RR CO SVY, WARD COUNTY, TX, LIMITED IN DEPTH FROM THE SURFACE TO 5,783’

TX1151-003-00	ONA L SCOTT ET AL	H V BECK JR	04/17/76	407	41	1667	200.00 ACRES, MORE OR LESS, BEING ALL OF WATER TRACTS 1, 2, 14, 15 AND 16 SEC 33 BLK 33 H&TC RR CO SVY, WARD COUNTY, TX

TX1151-005-00	LEWIS M WATSON & MARION W WATSON	F H SCOTT	07/16/43	105	347		80.00 ACRES (OUT OF ORIGINAL 640.00 LEASE ACRES) BEING A 40 ACRE TRACT AROUND THE L M WATSON#1 WELL AND A 40 ACRE TRACT AROUNT THE L M WATSON#2 WELL LOCATED IN SEC 32 BLK 33 H&TC RR CO SVY, WARD COUNTY, TX, LIMITED FROM THE SURFACE DOWN TO 6500’

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
SHAFTER LAKE SAN ANDRES UNIT		SHAFTER LAKE	TX	ANDREWS				ORRI ONLY

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
BROWN ROYALTIES	HUMBLE REFINING COMPANY	SHEFFIELD, SE	TX	PECOS	5/3/1951	181	195
J. E. SMITH, ET UX, BERTHA N. SMITH, ET AL	HUMBLE REFINING COMPANY	SHEFFIELD, SE	TX	PECOS	12/22/1958	258	279

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6122-001-00	BLM NM-93772	CANADIAN KENWOOD COMPANY	11/01/91			NO RECORDING	150.300 ACRES (OUT OF ORIGINAL 301.30 LEASE ACRES), MORE OR LESS, SECTION 19: T18S-R31E, EDDY COUNTY, NM, LOT 3, SE/4 SW/4 FROM BELOW 3,900’ TO BASE OF WOLFCAMP FORMATION, WHICHEVER IS DEEPER AND LOT 3, NE/2 SW/4 FROM BELOW 3,900’ TO THE S.E. OF 10,275’ IN THE SHUGART WEST FEDERAL 19 WELL NO. 1.

NM6122-002-00	BLM NM-LC 029387-B	18-31 INC	11/01/91			NO RECORDING	114.890 ACRES (OUT OF 660.58 ORIGINAL LEASE ACS), MORE OR LESS, BEING NE/4 NW/4 OF SECTION 30: T18S-R31E; NW/4 NW/4 (LOT 1) & SE/4 NW/4 OF SECTION 19: T18S-R31E, EDDY COUNTY, NM LIMITED IN DEPTH FROM 4,500’ TO BASE OF WOLFCAMP OR 10,500’, WHICHEVER IS THE DEEPER DEPTH

NM6122-003-00	BLM NM- 067896	CHEVRON USA INC	11/01/91			NO RECORDING	160.000 ACRES (OUT OF 320.00 ORIGINAL LEASE ACRES), MORE OR LESS, SECTION 19: T18S-R31E, EDDY COUNTY, NM, NW/4 NE/4 AND SW/4 NE/4 FROM SURFACE TO 8,172’ AS FOUND IN SHURGART WEST 19 FEDERAL NO. 8 WELL, NW/4 SE/4 FROM BELOW 4,000’ TO 8,228’ AS FOUND IN SHUGART WEST 19 FEDERAL NO. 9 WELL, SE/4 SE/3 FROM SUFACE TO 4,000’.

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6138-001-00	BLM NM-93771	B B GINSBERG	08/01/56			NO RECORDING	160.000 ACRES (OUT OF 800.000 ORIGINAL LEASE ACS), MORE OR LESS, SEGREGATED FROM BASE LEASE BEING THE N/2 NE/4 AND N/2 SE/4 OF SECTION 24: T18S-R30E, EDDY COUNTY, NM LIMITED TO DEPTHS FROM 4,100’ DOWN TO AND INCLUDING THE BASE OF THE BONE SPRINGS FORMATION

NM6138-002-00	BLM NM-LC 028990-A	RAY E HUBBARD JR ET AL	12/01/99			NO RECORDING	40.000 ACRES (OUT OF 640.00 ORIGINAL LEASE ACS), MORE OR LESS BEING THE SW/4 NE/4 OF SECTION 24: T18S-R30E, EDDY COUNTY, NM LIMITED IN DEPTH FROM THE SURFACE TO THE BASE OF THE BONE SPRINGS FORMATION

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6125-001-00	BLM LC-029392-B	CLARENCE E HINKLE	12/29/39			NO RECORDING	320.000 ACRES, MORE OR LESS BEING THE W/2 OF SECTION 27: T18S-R31E, EDDY COUNTY, NM LIMITED IN DEPTH TO COVER ONLY THE MORROW AND ATOKA FORMATIONS LESS THE PRODUCTION FROM THE WELLBORE OF THE GREENWOOD PRE-GRAYBURG UNIT FED “C” COM #1 WELL

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref

SMYER EAST CLEARFORK UNIT		SMYER	TX	HOCKLEY				ORRI ONLY

COUNTY & STATE:	MARTIN, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2056-00	MONCUE MCKASKLE AND WIFE VERGIE MCKASKLE	J E JONES DRILLING CO	APRIL 3, 1951	MARTIN, TEXAS	33	451

DESCRIPTION:	INSOFAR ONLY AS SAID LEASE COVERS: BLK 35 T&P RR CO SURVEY T1N SECTION 12:N/2

TYPE:	FEE

COUNTY & STATE:	MIDLAND, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-04	WM K WARREN FOUNDATION	DISCOVERY ENERGY, INC	MAY 1, 1982	MIDLAND, TEXAS	744	446

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-05	GARY B. LAUGHLIN	DISCOVERY ENERGY, INC	MAY 1, 1982	MIDLAND, TEXAS	745	55

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-06	JOSEPHINE LAUGHLIN	DISCOVERY OPERATING, INC.	JULY 1, 1982	MIDLAND, TEXAS	757	337

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-07	HOMER BRINSON ET AL	DISCOVERY OPERATING, INC.	JULY 1, 1982	MIDLAND, TEXAS	757	339

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	MIDLAND, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-01	EDWARD G. SYNATACHKETUX	MONTY MCLANE ET AL	SEPTEMBER 20, 1981	MIDLAND, TEXAS	757	401

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-02	SUSIE DAVIS & FAY FURMAN	DISCOVERY ENERGY, INC	JANUARY 1, 1982	MIDLAND, TEXAS	740	250

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3220-03	YALE H. LEWIS	DISCOVERY ENERGY, INC	MAY 4, 1982	MIDLAND, TEXAS	744	231

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC. 1: S/2 OF N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	MIDLAND, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3222-01	MILTON L. NICKEL	DISCOVERY ENERGY INC.	JANUARY 1, 1982	MIDLAND, TEXAS	740	236

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC, 1: N/2 N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3222-02	CARL B & FLORENCE E KING	DISCOVERY ENERGY INC.	FEBRUARY 1, 1982	MIDLAND, TEXAS	740	244

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC, 1: N/2 N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3222-03	J.E. WARREN	DISCOVERY ENERGY INC.	FEBRUARY 1, 1982	MIDLAND, TEXAS	740	248

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC, 1: N/2 N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3222-04	AIF FOR BESSIE A DYE	DISCOVERY ENERGY INC.	FEBRUARY 1, 1982	MIDLAND, TEXAS	744	545

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC, 1: N/2 N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3222-05	J E & L E MABEE FND	DISCOVERY ENERGY INC.	FEBRUARY 1, 1982	MIDLAND, TEXAS	740	242

DESCRIPTION:	H.P. HILLIARD SURVEY, BLK. X. A-11, SEC, 1: N/2 N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC. 1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	MIDLAND, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-3222-06	OLA BRYSON ET AL	DISCOVERY ENERGY INC.	JANUARY 1, 1982	MIDLAND, TEXAS	740	240

DESCRIPTION:

H.P. HILLIARD SURVEY, BLK. X. A-11 SEC. 1: N/2 N/2

FROC ONLY RECEIVED ASSIGNMENT OF E/80 ACRES OF N/2 OF SEC.1

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION

TYPE:	FEE OIL & GAS

COUNTY & STATE:	GLASSCOCK, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-01	HENRY T WILSON, ET UX ANNA MAE WILSON	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	66	382

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-02	CHARLOTTE M POWELL	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	66	391

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-03	PATIA H DAVIDSON, ET VIR EARLE M DAVIDSON	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	66	385

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-04	BESSIE ROSS MCCRAY	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	71	498

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-05	MARY H COSTELLO, A WIDOW	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	66	491

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-06	PETER J SONNEVILLE, ET UXMARY SONNEVILLE	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	67	471

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

COUNTY & STATE:	GLASSCOCK, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-07	GRACE A ROSA, IND & HEIR D G ROSA	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	67	468

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-08	THERON L TERRELL	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	67	465

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-09	FRANK A ELLIOTT, JR	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	67	458

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-10	ELIZABETH L MITCHELL	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	68	186

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-11	JAMES W HEYWORTH	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	68	465

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-12	TOKLAN ROYALTY CORPORATIONS& J G CATLETT, INC.	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	72	14

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

COUNTY & STATE:	GLASSCOCK, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-13	IAN R PRIOR	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	72	45

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-14	J G CATLETT, INC	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	72	138

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-15	ALBERT L TRENCH	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	71	584

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-16	JOANA NATINO, ET VIR ARNALDO NATINO	TOKLAN PRODUCTION COMPANY	MARCH 12, 1951	GLASSCOCK, TEXAS	71	560

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-17	EP DRIVER, IND & TRUSTEE	W B N OIL COMPANY	JUNE 16, 1952	GLASSCOCK, TEXAS	73	88

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-18	RW MCILLVAIN	EP DRIVER	JANUARY 22, 1951	GLASSCOCK, TEXAS	66	70

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	GLASSCOCK, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-25	EP DRIVER	TOKLAN PRODUCTION COMPANY	FEBRUARY 15, 1952	GLASSCOCK, TEXAS	73	144

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-26	WILLIAM E GIBSON R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	305

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-27	JUDSON R DAVIS R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	294

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-28	WEBSTER WAGNER R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	317

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-29	ANNIE M MAXWELL R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	320

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-30	WILLIAM B DAVIS R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	324

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	GLASSCOCK, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-31	DOMINICK SALVATORE R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	328

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-32	EDWARD THOMSON & LELA RV MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	298

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-33	CHARLES WHALEY R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	302

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-34	VICTOR A MOORE R V MIDDLETON, RECEIVER	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	309

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-35	JAMES B GOODRICH, ET UX ANNIE M GOODRICH	EP DRIVER	DECEMBER 12, 1951	GLASSCOCK, TEXAS	71	313

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-36	EDNA BENNETT	EP DRIVER	APRIL 20, 1951	GLASSCOCK, TEXAS	66	681

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	GLASSCOCK, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2273-37	HULDA A HOWES, ET VIR WALLACE M HOWES	EP DRIVER	MARCH 12, 1951	GLASSCOCK, TEXAS	77	260

DESCRIPTION:	INSORFAR ONLY AS SAID LEASE COVERS: T&P RR SURVEY, BLK 36 SEC 30: E/2 SE/4.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	“LEASE” NAME	GRANTOR	GRANTEE	DATED	BOOK	PAGE	ENTRY
42-3839-98	UNC TEXAS INC	KERR MCGEE NORTH AMERICAN ONSHORE CORPORATION	DEVON ENERGY CORPORATION (NEVADA)	DECEMBER 31,1996

DESCRIPTION:	T&P RR CO, A-562,BLK-38 5S SEC-38: ALL, (TRACT 39)

TYPE:	MINERAL DEED

LEASE ID	“LEASE” NAME	GRANTOR	GRANTEE	DATED	BOOK	PAGE	ENTRY
42-4815-98	TEXAS MINERALS	KERR MCGEE NORTH AMERICAN ONSHORE CORPORATION	DEVON ENERGY CORPORATION (NEVADA)	DECEMBER 31,1996

DESCRIPTION:

INSOFAR AS COVERS:

T&P RR CO. A-464. BLK 40

SEC. 25: AS TO THE NE/4 AND SW/4 T-5-S, AS DESCRIBED IN MINERAL DEED DATED 2/26/30 BETWEEN L. HELLER, GRANTOR, AND TEXAS OSAGE COOPERATIVE ROYALTY POOL AND FLAG OIL CO., GRANTEES, RECORDED IN VOLUME 36, PAGE 337, DEED RECORDS OF UPTON CO., TX.

ALL ABOVE INSOFAR AND ONLY AS THE SELLER PROPERTY IS LIMITED IN DEPTH FROM THE SURFACE OF THE EARTH DOWN TO 100’ BELOW THE BASE OF THE SPRABERRY DEAN FORMATION.

TYPE:	MINERAL DEED

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2010-00	FANNIE E BRYAN IND & EXEC	STANOLIND OIL & GAS CO.	MARCH 19, 1943	UPTON, TEXAS	63	209

DESCRIPTION:	BLK D, D&W RR COMPANY SURVEY, A-119, SEC. 29:SE/4 LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2013-00	GENERAL LAND OFFICE ST TX SF-15536	ANNA MYRTLE SIMMONS	JUNE 26, 1953	UPTON, TEXAS	1	113

DESCRIPTION:	HE&WT RR CO. A-1590, BLK-SF1553, SEC-18: 8.7 ACRES LOCATED ON THE SOUTH SIDE OF SECTION 18: LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION

TYPE:	STATE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2016-00	ROSA HALFF BARNETT, ET AL	ATLANTIC REFINING COMPANY	MAY 16, 1951	UPTON, TEXAS	142	230

DESCRIPTION:	BLK A CCSD&RGNG SECTION 6: NW/4 LIMITED FROM SURFACE TO 7800’.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2017-00	ROSA HALFF BARNETT, ET AL	ATLANTIC REFINING COMPANY	MAY 16, 1951	UPTON, TEXAS	142	234

DESCRIPTION:	BLK A CCSD&RGNG SECTION 6: SW/4 LIMITED FROM SURFACE TO 7800’.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2057-00	ROSA HALFF BARNETT, ET AL	ATLANTIC REFINING COMPANY	MAY 16, 1951	UPTON, TEXAS	144	61

DESCRIPTION:	BLK A CCSD&RGNG SURVEY SECTION 6: SE/4 LIMITED FROM SURFACE TO 7800’.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2061-01	EUNICE NOBLE, ET AL	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	573

DESCRIPTION:	INDIANOLA RY COMPANY SURVEY SEC. 2:WEST 202 ACRES CERTIFICATE 16/281, A-594 LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2061-02	W L PICKENS	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	570

DESCRIPTION:	INDIANOLA RY COMPANY SURVEY SECTION 2: THE WEST 202 ACRES CERTIFICATE 16/281, A-594 LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2061-03	CLARA E DOWNS	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	567

DESCRIPTION:	SECTION 2: THE WEST 202.00 ACRES CERTIFICATE 16/128, A-594 LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION INDIANOLA RY COMPANY SURVEY.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2075-00	J D CHRISTY, ET UX	HUMBLE OIL & REFINING CO.	MAY 1, 1944	UPTON, TEXAS	66	396

DESCRIPTION:

BLK A CCSD&RGNG RR CO SURVEY

SECTION 1: SE/4; TRACT 133

BLK D D&W RY CO SURVERYSECTION 30: ALL; TRACT 134

CERTIFICATE 52, ABSTRACT 723

BLK Y EL&RR RY CO SURVEY

SECTION 4: E/2; TRACT 142

CERTIFICATE 908, ABSTRACT 724

SECTION 4: NW/4; TRACT 140

CERTIFICATE 908, ABSTRACT 724

ALL OF THE ABOVE IS LIMITED FROM THE SURFACE TO THE LOWER SPRABERRY FORMATION BEING APPROXIMATELY 7875 FEET CERTIFICATE 74: ABSTRACT 11.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2076-01	HL BROWN & W R WHEELER	SOHIO PETROLEUM COMPANY	AUGUST 15, 1951	UPTON, TEXAS	154	212

DESCRIPTION:	BLK N. D&SE RY CO SURVEY SECTION 2: N/2 NW/4: LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2076-02	WILLIAM C PETERMAN	W M HOLLAND	FEBRUARY 26, 1948	UPTON, TEXAS	33	302

DESCRIPTION:	BLK N. D&SE RY CO SURVEY SECTION 2: N/2 NW/4 LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION.

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2076-03	PHILLIP MAVERICK	W L KISTLER, INC	FEBRUARY 18, 1948	UPTON, TEXAS	90	220

DESCRIPTION:	BLK N. D&SE RY CO SURVEY SECTION 2: N/2 NW/4 LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2076-04	JOHN C RYAN JR, TRUSTEE	M A SMITH	JUNE 15, 1943	UPTON, TEXAS	63	419

DESCRIPTION:	BLK N. D&SE RY CO SURVEY SECTION 2: N/2 NW/4 LIMITED FROM THE SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2076-05	R H CUMMINS AND W R BERGER	M A SMITH	JUNE 14, 1943	UPTON, TEXAS	63	422

DESCRIPTION:	BLK N. D&SE RY CO SURVEY SECTION 2: N/2 NW/4 LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2076-06	M E SINGLETON	HUMBLE OIL & REFINING CO.	NOVEMBER 4, 1944	UPTON, TEXAS	68	521

DESCRIPTION:	BLK N. D&SE RY CO SURVEY SECTION 2: N/2 NW/4 LIMITED FROM SURFACE DOWN TO BASE OF THE LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2096-01	R H VENABLE	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	492

DESCRIPTION:	INDIANOLA RY COMPANY SURVEY SECTION 2: EAST 438 ACRES CERTIFICATE NO. 16/1281, A-594 LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2096-02	C B YARBROUGH	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	494

DESCRIPTION:	INDIANOLA RY COMPANY SURVEY SEC. 2: EAST 438 ACRES, TRACT 137, CERTIFICATE 16/128, A-594, LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2096-03	THIRD HILLTOP INVESTMENT C	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	497

DESCRIPTION:	INDIANOLA RY COMPANY SURVEY SECTION 2: THE EAST 438 ACRES CERTIFICATE NO. 161281, A-594,TRACT 137 LIMITED FROM SURFACE TO THE BASE OF THE LOWER SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2096-04	HAL C PECK	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	500

DESCRIPTION:	INDIANOLA RY COMPANY SURVEY SECTION 2: THE EAST 438 ACRES CERTIFICATE 16/281, A-594 LIMITED FROM SURFACE TO BASE OF THE SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2096-05	CHAMBLISS GRESHAM, ET AL	HUMBLE OIL & REFINING CO.	JANUARY 10, 1946	UPTON, TEXAS	71	584

DESCRIPTION:	INDIANOLA RR CO, A-594, BLK-B SEC-2 THE EAST 438 ACRES, TRACT 137, A-594. LIMITED FROM SURFACE TO BASE OF LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2097-00	KITTIE ROSE MCBEE	ANNA MYRTLE SIMMONS	MAY 16, 1929	UPTON, TEXAS	34	586

DESCRIPTION:	BLK N, HE&WT RR COMPANY SURVEY SECTION 18: SOUTH 2/5 OF W/2 LIMITED FROM SURFACE TO & INCLUDING LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2098-01	DORIS WAY, ET VIR	JAMES H SNOWDEN	MARCH 8, 1951	UPTON, TEXAS	134	122

DESCRIPTION:	BLK N, HE&WT RR CO SURVEY INSOFAR ONLY AS SAID LEASE COVERS: SECTION 19: NW/4 NW/4; SE/4 NW/4; SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2098-02	J HUGH LIEDTKE & WM C LIED	EDWARD C LAWSON	MARCH 15, 1951	UPTON, TEXAS	142	244

DESCRIPTION:	BLK N, HE&WT RR CO SURVEY INSOFAR ONLY AS SAID LEASE COVERS SECTION 19: NW/4 NW/4; SE/4 NW/4; NW/4 SW/4; LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2098-03	TREBOL OIL COMPANY A CORPORATION	J HUGH LIEDTKE & WM C LIED	MARCH 15, 1951	UPTON, TEXAS	135	223

DESCRIPTION:	BLK N, HE&WT RR CO SURVEY INSOFAR ONLY AS SAID LEASE COVERS SECTION 19: NW/4 NW/4; SE/4 NW/4; NW/4 SW/4; LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION

TYPE:	FEE

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2098-04	CHARLES E MARSH, II	J HUGH LIEDTKE & WM C LIED	MARCH 15, 1951	UPTON, TEXAS	135	221

DESCRIPTION:	BLK N, HE&WT RR CO SURVEY INSOFAR ONLY AS SAID LEASE COVERS SECTION 19: NW/4 NW/4; SE/4 NW/4; NW/4 SW/4; LIMITED FROM SURFACE TO BASE OF THE LOWER SPRABERRY FORMATION

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2099-00	AMELIA KRIELOW, NEE ZIMDAET AL	R H DAUGHERTY	MARCH 15, 1945	UPTON, TEXAS	69	212

DESCRIPTION:	BLK O EL&RR COMPANY SURVEY SECTION 3: E/2 TRACT //66 LIMITED FROM SURFACE TO BASE OF SPRAYBERRY FORMATION PLUS 100 FT ESTIMATED TO BE 8140’

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2145-00	W S BELLOWS, ET AL	EDMOND L BROWN	MAY 27, 1949	UPTON, TEXAS	106	236

DESCRIPTION:	EL&RR CO, A-148, BLK-D SEC-25: NW/4, LIMITED FROM SURFACE TO 9000 FT

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-01	CAROL R. TROUSDELL, FORMECAROL ADELE RICHTER, ET V	RUTTER AND COMPANY, LTD	JULY 28, 1959	UPTON, TEXAS	284	239

DESCRIPTION:	D&W RY CO SURVEY, BLK D, SEC. 3: N/2 SEC. 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-02	JAMES L STINGILY AND RAE STINGILY HILL ET VIR	HUMBLE OIL & REFINING CO.	FEBRUARY 5, 1960	UPTON, TEXAS	292	209

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-03	ALICE R SHIELDS FORMERLY ALICE ELAINE RICHTER ET VI	RUTTER AND COMPANY, LTD	JULY 28, 1959	UPTON, TEXAS	293	111

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-04	RUTTER AND COMPANY, LTD	CLOVIS G CHAPPELL JR	JUNE 9, 1960	UPTON, TEXAS	293	481

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-05	WM H HAMMER	RUTTER AND COMPANY, LTD	APRIL 17, 1759	UPTON, TEXAS	282	86

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-06	LUCILLE W SMISER ET VIR	RUTTER AND COMPANY, LTD	APRIL 17, 1759	UPTON, TEXAS	282	142

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-07	TH OTSQUAGO CORPORATION	RUTTER AND COMPANY, LTD	MAY 4, 1959	UPTON, TEXAS	282	437

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-08	LULA MCKOWN, FEME SOLE	RUTTER AND COMPANY, LTD	APRIL 10, 1959	UPTON, TEXAS	282	339

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-09	WILL GLEASON	RUTTER AND COMPANY, LTD	APRIL 21, 1959	UPTON, TEXAS	282	342

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-10	H E DENYER	RUTTER AND COMPANY, LTD	APRIL 29, 1959	UPTON, TEXAS	282	344

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-11	R H WALKER AND L B MORROW	RUTTER AND COMPANY, LTD	APRIL 17, 1759	UPTON, TEXAS	282	346

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-12	C J GALLANT	RUTTER AND COMPANY, LTD	APRIL 21, 1959	UPTON, TEXAS	282	348

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-13	L B WORD	RUTTER AND COMPANY, LTD	APRIL 30, 1959	UPTON, TEXAS	282	416

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-14	ELLA M NEFF	HUMBLE OIL & REFINING CO.	JULY 24, 1959	UPTON, TEXAS	284	433

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-15	WARD S MERRICK, JR AND ELIZABETH MERRICK COE, ET	HUMBLE OIL & REFINING CO.	MAY 27, 1959	UPTON, TEXAS	284	32

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-16	FALCONER E CAMPBELL AND GLADYS CAMPBELL, T C	HUMBLE OIL & REFINING CO.	JUNE 12, 1959	UPTON, TEXAS	284	30

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-17	WICKS OIL INCORPORATED	HUMBLE OIL & REFINING CO.	JUNE 2, 1959	UPTON, TEXAS	283	339

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-18	RICHARD L ROBERTS	HUMBLE OIL & REFINING CO.	MAY 27, 1959	UPTON, TEXAS	283	341

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-19	ARNOLD S BUNTE	HUMBLE OIL & REFINING CO.	MAY 29, 1959	UPTON, TEXAS	283	187

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-20	CRAWFORD WHEELER	HUMBLE OIL & REFINING CO.	MAY 27, 1959	UPTON, TEXAS	283	185

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-21	LEO S CADE	RUTTER AND COMPANY, LTD	APRIL 22, 1959	UPTON, TEXAS	282	351

DESCRIPTION:	BLK D, D&W RY CO SURVEY INSOFAR ONLY AS SAID LEASE COVERS SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-22	ROY F MORGAN	RUTTER AND COMPANY, LTD	MAY 21, 1959	UPTON, TEXAS	283	139

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-23	THOMAS ARTHUR SMITH	HUMBLE OIL & REFINING CO.	JUNE 3, 1959	UPTON, TEXAS	283	345

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-24	R F BEAUCHAMP AND H B BROW	HUMBLE OIL & REFINING CO.	MAY 27, 1959	UPTON, TEXAS	283	343

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-25	HELEN ZIEGLER	RUTTER AND COMPANY, LTD	APRIL 15, 1959	UPTON, TEXAS	282	1

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-26	J S WILEY	HUMBLE OIL & REFINING CO.	JUNE 3, 1959	UPTON, TEXAS	283	348

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-27	C G WILSON	HUMBLE OIL & REFINING CO.	JUNE 3, 1959	UPTON, TEXAS	283	354

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-28	THERESA GRYDER	HUMBLE OIL & REFINING CO.	JUNE 3, 1959	UPTON, TEXAS	283	351

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-29	RUSHING ELROY SMITH	HUMBLE OIL & REFINING CO.	JUNE 3, 1959	UPTON, TEXAS	284	34

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-30	ELLA M NEFF	RUTTER AND COMPANY, LTD	AUGUST 26, 1959	UPTON, TEXAS	289	29

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-31	TORCH OIL & GAS COMPANY FORMERLY FELMONT OIL CORP	RUTTER AND COMPANY, LTD	MAY 25, 1959	UPTON, TEXAS	283	129

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-32	WILLETS AND CRAIG, A PARTNERSHIP	RUTTER AND COMPANY, LTD	MAY 14, 1959	UPTON, TEXAS	285	1

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 3: N/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2162-33	LYNN ADAMS	RUTTER AND COMPANY, LTD	APRIL 16, 1959	UPTON, TEXAS	278	498

DESCRIPTION:	BLK D, D&W RY CO SURVEY SECTION 5: S/2 LIMITED FROM SURFACE DOWN TO AND INCLUDING SPRABERRY FORMATION.

TYPE:	FEE OIL & GAS

COUNTY & STATE:	UPTON, TEXAS

LEASE ID	LESSOR	LESSEE	DATED	INSTR COUNTY, STATE	BOOK	PAGE	ENTRY
42-2165-00	COMM OF GENERAL LAND OFFICE UNIVERSITY OF TEXAS SYSTEM	ANNA AGNES	JUNE 26, 1953	UPTON, TEXAS	22-B	351

DESCRIPTION:

HE&WT RR CO, A-1537, BLK-N,

SEC-18: SURVEY NO SF 15535, ANNA AGNES WELLS, UPTON CO., TX, CONTAINING 9.0 ACRES DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE SW/CORNEROF THE E/2 OF SEC.18, BLK N, HE&WT RR CO., FOR THE NORTHWEST CORNER OF THIS SURVEY; THENCE WITH THE SOUTH LINE OF SAID SEC. 18, AND THE SOUTH LINE OF SEC. 19, BLK NNN, HE&WT RR CO,; NORTH 74 DEG. 50 MIN. 50 SEC. EAST 970.2 VARAS TO A POINT UNDER NORTH AND SOUTH FENCE; THENCE WITH FENCE SOUTH 14 DEG. 58 MIN. EAST 90.6 VARAS TO A POINT IN THE NORTH LINE OF SEC. 2; BLK O, EL&RR RR CO., AS PATENTED; THENCE WITH THE NORTH LINE OF SAID SEC. 2, AS PATENTED, SOUTH 74 DEG. 47 MIN. 15 SEC. WEST 19.0 VARAS TO A POINT IN THE EAST LINE OF SEC 3, BLK O, EL&RR RR CO; THENCE WITH THE EAST LINE OF SAID SEC. 3, NORTH 14 DEG. 58 MIN. WEST 39 SEC. VARAS TO ITS NORTHEAST CORNER; THENCE WITH THE NORTH LINE OF SAID SEC. 3 SOUTH 74 DEG. 50 MIN. 50 SEC. WEST 950.4 VARAS TO THE SOUTHWEST CORNER OF THIS SECTION; THENCE NORTH 14 DEG. 58 MIN. WEST 51.5 VARAS TO THE PLACE OF BEGINNING (PEMBROOK UNIT TRACT #42 - O.J. WEAVER).

TYPE:	STATE

State: Texas	County: GARZA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1147-001-00	S C STORIE ET AL	PHILIP R JOHNSON	03/03/54	23	386	1068

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
NM6010-001-01	WRIGHTSMAN INVESTMENT COMPANY	LEWIS B BURLESON & JACK HUFF	01/18/67	251	879

NM6010-001-02	R B MITCHELL	LEWIS B BURLESON & JACK HUFF	01/31/67	253	315

NM6010-001-03	W B TRAMMELL	LEWIS B BURLESON & JACK HUFF	01/31/67	253	325

NM6010-001-04	JOHN E MCCONNELL JR ESTATE	LEWIS B BURLESON & JACK HUFF	02/03/67	253	331

NM6010-001-05	NELL EVANS	LEWIS B BURLESON & JACK HUFF	01/31/67	253	309

NM6010-001-06	ROSE P FELTMAN	LEWIS B BURLESON & JACK HUFF	01/27/67	253	387

NM6010-001-07	CATHERINE A SHERIDAN	LEWIS B BURLESON & JACK HUFF	01/31/67	253	321

NM6010-001-08	ROBERT C EBLE	LEWIS B BURLESON & JACK HUFF	01/26/67	253	279

NM6010-001-09	DICKRAN M SARKISIAN ESTATE	LEWIS B BURLESON & JACK HUFF	01/31/67	253	319

NM6010-001-10	HARRY L JONES ET AL	LEWIS B BURLESON & JACK HUFF	01/27/67	253	297

NM6010-001-11	E M EDWARDS COMPANY	LEWIS B BURLESON & JACK HUFF	01/27/67	253	285

NM6010-001-12	JOSEPHINE RADUE	LEWIS B BURLESON & JACK HUFF	01/30/67	253	299

NM6010-001-13	MRS HYLAH G SULLIVAN	LEWIS B BURLESON & JACK HUFF	01/30/67	253	307

NM6010-001-14	EDWARD MITCHELL EDWARDS	LEWIS B BURLESON & JACK HUFF	01/27/67	253	283

NM6010-001-15	PRESIDENT & DIRECTORS OF MANHATTAN COMPANY	LEWIS B BURLESON & JACK HUFF	02/03/67	254	077

NM6010-001-16	ELLIS RUDY ET UX	LEWIS B BURLESON & JACK HUFF	04/01/67	257	020

NM6010-001-17	ROBERT G BRADSHAW	LEWIS B BURLESON & JACK HUFF	01/26/67	253	273

NM6010-001-18	HOWARD W BRADSHAW	LEWIS B BURLESON & JACK HUFF	01/26/67	253	271

NM6010-001-19	J FRANKLIN ZOUCK	LEWIS B BURLESON & JACK HUFF	01/31/67	253	327

NM6010-001-20	DELIA B EDWARDS	LEWIS B BURLESON & JACK HUFF	01/27/67	253	281

NM6010-001-21	ANNA GEBHART	LEWIS B BURLESON & JACK HUFF	01/31/67	253	311

NM6010-001-22	NORMARTH CORPORATION	LEWIS B BURLESON & JACK HUFF	02/03/67	253	333

NM6010-001-23	DAVID COHEN	LEWIS B BURLESON & JACK HUFF	01/26/67	253	277

NM6010-001-24	JOHN L BRADY	LEWIS B BURLESON & JACK HUFF	01/26/67	253	275

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
NM6010-001-25	GORDON G BERG	LEWIS B BURLESON & JACK HUFF	01/26/67	253	269

NM6010-001-26	ELLA MATTIMORE	LEWIS B BURLESON & JACK HUFF	01/31/67	253	313

NM6010-001-27	NORMA SANDERS	LEWIS B BURLESON & JACK HUFF	01/31/67	253	317

NM6010-001-28	ANDREW M TAYLOR	LEWIS B BURLESON & JACK HUFF	01/31/67	253	323

NM6010-001-29	JOSEPH H KNAPP ESTATE	LEWIS B BURLESON & JACK HUFF	02/03/67	253	330

NM6010-001-30	CHARLES T GALLAHER II	LEWIS B BURLESON & JACK HUFF	01/27/67	253	291

NM6010-001-31	JOSEPH WESLEY GALLAHER II	LEWIS B BURLESON & JACK HUFF	01/27/67	253	293

NM6010-001-32	CARRIE GIDWITZ	LEWIS B BURLESON & JACK HUFF	01/27/67	253	295

NM6010-001-33	ROBERT R MCKEE	LEWIS B BURLESON & JACK HUFF	01/30/67	253	299

NM6010-002-00	EDITH DAVIS FANNING & GEO A FANNING	GYPSY OIL COMPANY	09/27/33	024	519

NM6010-003-01	EDITH D FANNING	LEWIS B BURLESON & JACK HUFF	09/19/67	253	832

NM6010-003-02	W A YEAGER ET AL	LEWIS B BURLESON & JACK HUFF	09/19/67	253	835

State: Texas	County: CROCKETT

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
M-TX1502-001-01	ALBAH CORPORATION (MINERALS NOW OWNED BY PETROHAWK)	SINCLAIR OIL & GAS COMPANY	03/23/55	143	320

TX1502-001-01	SOUTHLAND ROYALTY COMPANY ET AL	STANOLIND OIL AND GAS COMPANY	10/15/36	594	193	DOC # 133666
				64	349
				64	349	OIL & GAS

TX1502-002-01	SOUTHLAND ROYALTY COMPANY	CONTINENTAL OIL COMPANY	10/15/36	594	193	133666
				64	483
				64	483	17145

TX1502-002-02	SALTMOUNT OIL COMPANY	CONOCO INC ET AL	10/15/36	64	497
				594	193	133666

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6011-001-00	BLM NMNM-101114	DANIEL E GONZALES	09/01/98	911	123		80.000 ACRES, MORE OR LESS, BEING THE W/2 SW/4 SECTION 9: T19S-R33E, LEA COUNTY, NM LIMITED FROM THE SURFACE DOWN TO THE TOP OF THE STRAWN FORMATION FOUND AT 12,088’ IN THE KUDU FEDERAL COM #9-1 WELL

NM6011-002-00	BLM NMNM-016357	DOROTHY LANGLEY	08/01/72			NO RECORDING	240.000 ACRES, MORE OR LESS, BEING THE E/2 SW/4 & THE SE/4 OF SECTION 9: T19S-R33E, LEA COUNTY, NM LIMITED FROM THE SURFACE DOWN TO THE TOP OF THE STRAWN FORMATION FOUND AT 12,088’ IN THE KUDU FEDERAL COM #9-1 WELL, SAVE AND EXCEPT THE LANGLEY A FEDERAL

State: Texas	County: ECTOR

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
M-TX1104-001-00	GEORGE C FRASER ET AL	THE TXL OIL CORPORATION	12/10/54	226	52
				408	29

M-TX1104-002-00	GEORGE C FRASER ET AL	CITIES SERVICE OIL COMPANY ET AL	04/06/44	226	52
				408	29

M-TX1104-003-00	GEORGE C FRASER ET AL	THE ATLANTIC REFINING COMPANY	09/01/42	226	52
				408	29

M-TX1104-004-00	GEORGE C FRASER ET AL	SHELL OIL COMPANY	08/20/43	226	52
				408	29

M-TX1104-005-00	GEORGE C FRASER ET AL	SHELL OIL COMPANY	08/20/43	226	52
				408	29

M-TX1104-006-00	GEORGE C FRASER ET AL	J C BARNES	03/24/44	226	52
				408	29

M-TX1104-007-00	GEORGE C FRASER ET AL	CITIES SERVICE OIL COMPANY ET AL	04/06/44	226	52
				408	29

M-TX1104-008-00	GEORGE C FRASER ET AL	AMERADA PETROLEUM CORPORATION	09/20/43	226	52
				408	29

M-TX1104-009-00	GEORGE C FRASER ET AL	MID-CONTINENT PETROLEUM CORPORATION	10/06/41	226	52
				408	29

M-TX1104-010-00	GEORGE C FRASER ET AL	PHILLIPS PETROLEUM COMPANY	10/16/44	226	52
				408	29

M-TX1104-011-00	GEORGE C FRASER ET AL	SHELL OIL COMPANY, INCORPORATED	11/10/41	226	52
				408	29

M-TX1104-012-00	GEORGE C FRASER ET AL	T R PARKER	12/12/41	226	52
				408	29

M-TX1104-013-00	GEORGE C FRASER ET AL	MID-CONTINENT PETROLEUM CORPORATION	04/25/41	226	52
				408	29

M-TX1104-014-00	GEORGE C FRASER ET AL	PHILLIPS PETROLEUM COMPANY	10/20/44	226	52
				408	29

M-TX1104-015-00	GEORGE C FRASER ET AL	ROWAN DRILLING COMPANY	12/04/39	226	52
				408	29

M-TX1104-016-00	GEORGE C FRASER ET AL	THE ATLANTIC REFINING COMPANY	04/14/42	226	52
				408	29

M-TX1104-017-00	GEORGE C FRASER ET AL	PHILLIPS PETROLEUM COMPANY	04/06/45	226	52

State: Texas	County: ECTOR

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
M-TX1104-018-00	GEORGE C FRASER ET AL	PHILLIPS PETROLEUM COMPANY	10/20/44	226	52
				408	29

M-TX1104-020-00	GEORGE C FRASER ET AL	THE ATLANTIC REFINING COMPANY	09/09/42	226	52
				408	29

M-TX1104-021-00	GEORGE C FRASER ET AL	RUSSELL C CONKLING	04/08/42	226	52
				408	29

M-TX1104-022-00	GEORGE C FRASER ET AL	MID-CONTINENT PETROLEUM CORPORATION	04/25/41	226	52
				408	29

M-TX1104-023-00	GEORGE C FRASER ET AL	J C BARNES	04/08/42	226	52
				408	29

M-TX1104-024-01	A.E. THOMAS, EXC. OF ESTATE OF E.R. THOMAS	SHELL PETROLEUM CORPORATION	08/20/36	46	45-47
	ALMA THOMAS, IND. AND AS EXEC. OF ESTATE OF E.R. THOMAS

M-TX1104-025-01	A.E. THOMAS, EXC. OF ESTATE OF E.R. THOMAS	OIL STATES EXPLORATION COMPANY	05/07/37	49	179-180
	ALMA THOMAS, IND. AND AS EXEC. OF ESTATE OF E.R. THOMAS
	J. LOUIS THOMAS
	THALBERT R. THOMAS

M-TX1104-027-01	A.E. THOMAS, EXC. OF ESTATE OF E.R. THOMAS	PRARIE OIL & GAS COMPANY	03/12/27	23	109-111
	ALMA THOMAS, IND. AND AS EXEC. OF ESTATE OF E.R. THOMAS

M-TX1104-027-02	A.E. THOMAS, EXC. OF ESTATE OF E.R. THOMAS	RUSSELL C. CONKLING	04/08/39	58	215-217
	ALMA THOMAS, IND. AND AS EXEC. OF ESTATE OF E.R. THOMAS
	J. LOUIS THOMAS
	THALBERT R. THOMAS

M-TX1104-028-01	A.E. THOMAS, EXC. OF ESTATE OF E.R. THOMAS	H.B. COLCORD	11/06/37	53	135-137
	ALMA THOMAS, IND. AND AS EXEC. OF ESTATE OF E.R. THOMAS
	J. LOUIS THOMAS
	THALBERT R. THOMAS

M-TX1104-031-01	A.E. THOMAS, EXC. OF ESTATE OF E.R.	THE SUPERIOR OIL COMPANY	12/14/36	49	112-114

State: Texas	County: ECTOR

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
				408	29

	THOMAS
	ALMA THOMAS, IND. AND AS EXEC. OF
	ESTATE OF E.R. THOMAS
	J. LOUIS THOMAS
	THALBERT R. THOMAS
	LELA HUMBLE THOMAS

TX1104-001-00	A E THOMAS ET AL	THE TEXAS COMPANY	11/26/38	56	329

TX1104-002-00	J E PARKER ET UX	R A MAY	04/09/37	56	593

TX1104-003-00	GEORGE C FRASER ET AL	SKELLY OIL COMPANY	04/03/40	63	420

TX1104-004-00	J E PARKER ET UX	THE TEXAS COMPANY	06/18/41	69	513

TX1104-005-00	J D SLATOR JR ET AL	J D BODKINS	06/24/41	69	256

TX1104-006-00	J D SLATOR JR ET AL	J D BODKINS	08/05/41	70	11

State: New Mexico	County: LEA

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6103-001-00	ST OF NM A0-1320	HUMBLE OIL & REFINING CO	11/22/28			NO RECORDING	160.000 ACRES, MORE OR LESS, BEING THE SE/4 OF SECTION 31: T16S-R35E LEA COUNTY, NM FROM SURFACE TO 12,850’ (ATOKA-MORROW)

NM6103-002-00	ST OF NM V0-3836	BTA OIL PRODUCERS	09/01/91			NO RECORDING	160.000 ACRES, MORE OR LESS, BEING THE SE/4 OF SECTION 31: T16S-R35E LEA COUNTY, NM FROM SURFACE TO 12,850’ (ATOKA-MORROW)

State: New Mexico	County: EDDY

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref	Legal desc
NM6013-001-00	BLM ROW NM-82199	FINA OIL AND CHEMICAL COMPANY	02/15/90			NO RECORDING	T18S-R29E SEC. 35: LOT 2, NWSE; CONTAINING A TOTAL LENGTH OF 0.265 MILES, EDDY, NM.

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
UNION PACIFIC OIL AND GAS	COLLINS & WARE INC	VERMEJO E	TX	WARD	1/1/1999	676	239
DAVIS BROS, L.L.C.	PLATINUM EXPLORATION INC	VERMEJO E	TX	WARD	12/15/1998	676	19

State: Texas	County: CRANE

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
M-TX1100-001-01	LUCILLE P MARKEY CHARITABLE TRUST	TORCH ENERGY ADVISORS INCORPORATED	09/01/92		211	57256
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-02	WARREN WRIGHT, DECEASED	GULF OIL CORPORATION	07/14/75	241	776	29261
	(MINERALS NOW OWNED BY PETROHAWK)			241	776	92961

M-TX1100-001-03	WARREN WRIGHT, DECEASED	GULF OIL CORPORATION	07/14/75	241	769	29260
	(MINERALS NOW OWNED BY PETROHAWK)			241	769	92960

M-TX1100-001-04	LOUISE Y BROWNE ESTATE	GULF OIL CORPORATION	07/14/75	247	486	30681
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-05	DOROTHY BRADFORD SHAPLEIGH	GULF OIL CORPORATION	07/14/75	247	483	30680
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-06	PRICILLA BRADFORD HOLLAND	GULF OIL CORPORATION	07/14/75	247	480	30679
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-07	L RANDOLPH MASON	GULF OIL CORPORATION	07/14/75	247	496	30684
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-08	SOPHY MASON BURNAM	GULF OIL CORPORATION	07/14/75	247	493	30683
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-09	PAULINE A MCLEOD	GULF OIL CORPORATION	07/14/75	247	490	30682
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-10	THE REMBRANDT CORPORATION	GULF OIL CORPORATION	07/14/75	247	473	30677
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-11	JEAN FERRY ESTATE	GULF OIL CORPORATION	07/14/75	247	476	30678
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-12	ROYALTY ROUNDUP INC ET AL	GULF OIL CORPORATION	08/01/70	220	384	24712
	(MINERALS NOW OWNED BY PETROHAWK)

M-TX1100-001-13	JACK STIEREN ESTATE	GULF OIL CORPORATION	08/07/70	220	379	24711
	(MINERALS NOW OWNED BY PETROHAWK)

TX1100-001-01	ALICE BAKER JONES	GULF OIL CORPORATION	12/15/75	247	307

TX1100-001-02	EMILY DAVIS COATES	GULF OIL CORPORATION	03/01/76	247	648

TX1100-001-03	ELIZABETH BRADLEY HUBBARD	GULF OIL CORPORATION	12/16/75	247	310

TX1100-001-04	HOMER L BRUCE JR & CAROLINE B VANDERHOEF	GULF OIL CORPORATION	07/15/75			30515

TX1100-001-05	THAD T HUTCHESON ET AL	GULF OIL CORPORATION	12/10/75			30516

State: Texas	County: CRANE

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1100-001-06	HELGA K SHEPHERD	GULF OIL CORPORATION	12/21/75	247	222

TX1100-001-07	SARAH SCURRY	GULF OIL CORPORATION	12/18/75	247	226

TX1100-001-08	H MALCOLM LOVETT	GULF OIL CORPORATION	12/15/76	247	220

TX1100-001-09	NICHOLAS WHARTON VAUGHAN	GULF OIL CORPORATION	08/04/76	249	375

TX1100-001-10	EDNA FEAGIN FOREMAN	GULF OIL CORPORATION	07/12/76	249	162

TX1100-001-11	MARK EDWIN ANDREWS	GULF OIL CORPORATION	04/19/76	248	351

TX1100-001-12	GRAEME BAKER VICKERY TRUST	GULF OIL CORPORATION	03/08/76	247	701

TX1100-001-13	LOVETT BAKER TRUST	GULF OIL CORPORATION	03/08/76	247	698

TX1100-001-14	W BROWNE BAKER JR TRUST	GULF OIL CORPORATION	03/08/76	247	704

TX1100-001-15	BRADY MARSHALL COLE	GULF OIL CORPORATION	01/06/76	248	774

TX1100-001-16	CLARENCE WHARTON COLE	GULF OIL CORPORATION	01/06/76	248	777

TX1100-001-17	RICHARD ROSSER COLE	GULF OIL CORPORATION	06/21/76	248	783

TX1100-001-18	FRANK W BRADLEY	GULF OIL CORPORATION	03/01/76	248	83

TX1100-001-19	WALTER BRADLEY ESTATE	GULF OIL CORPORATION	03/01/76	248	80

TX1100-001-20	ANN M COLE	GULF OIL CORPORATION	01/06/76	248	780

TX1100-001-21	LAVONE D ANDREWS GRANTOR TRUST	STEVEN H GENDLER	03/15/99	406	143	76989

TX1100-001-22	BEN BRANDON STONE	GULF OIL CORPORATION	07/14/25	10	397	204005
				237	312	27850

TX1100-001-23	B L AGERTON ESTATE	GULF OIL CORPORATION	07/14/25	10	397	204005
				237	307	27849

TX1100-001-24	DOROTHY BRYAN GALBREATH	GULF OIL CORPORATION	07/14/25	10	397	204005
				237	740	27991

TX1100-001-25	RUTH DAGGETT	GULF OIL CORPORATION	07/14/25	10	397	204005
				237	322	27852

TX1100-001-26	GEORGIA LEE	GULF OIL CORPORATION	07/14/25	10	397	204005
				237	317	27851

TX1100-001-27	ALONZO MONK BRYAN	GULF OIL CORPORATION	01/27/81	266	407	36707

State: Texas	County: CRANE

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1100-001-28	MARY ALICE WADE ESTATE	GULF OIL CORPORATION	11/21/80	265	559	36460

TX1100-001-29	GEORGIA LEE	GULF OIL CORPORATION	09/23/80	264	741	36217

TX1100-001-30	RUTH DAGGETT	GULF OIL CORPORATION	09/22/80	264	372	36125

TX1100-001-31	FORT WORTH NATIONAL BANK TRUSTEE	GULF OIL CORPORATION	02/26/80	263	436	35872

TX1100-001-32	JOHNNY BRYAN WALKER ET AL	GULF OIL CORPORATION	10/07/76	250	180	31534

State: Texas	County: Val Verde

Lease no	Lessor	Lessee	Lease date	Book	Page	Ref
TX1493-001-00	MILLS MINERAL TRUST	JOHN E HANSEN	07/28/67	193	181-188

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
R L YORK COMPANY	L W STIEREN	YORK	TX	ECTOR	9/28/2025	18	631

Lessor	Lessee	Prospect name	St	County name	Lease date	Rec book	Rec page	Ref
BROWN ROYALTIES	HUMBLE REFINING COMPANY	YUCCA BUTTE	TX	PECOS	5/3/1951	181	195
J. E. SMITH, ET UX, BERTHA N. SMITH, ET AL	HUMBLE REFINING COMPANY	YUCCA BUTTE	TX	PECOS	12/22/1958	258	279

SCHEDULE 7.05

LITIGATION

None.

Schedule 7.05 - 1

SCHEDULE 7.14

SUBSIDIARIES AND PARTNERSHIPS; UNRESTRICTED SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Principal Place of Business and Chief Executive Office
Bison Ranch LLC	Idaho	W-55188	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
Hawk Field Services, LLC	Oklahoma	3500620355	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
HK Energy Marketing, LLC	Delaware	4618598	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
HK Transportation, LLC	Oklahoma	3512133820	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
KCS Energy Services, Inc.	Delaware	2666373	76-0516389	1000 Louisiana Suite 5600 Houston, TX 77002
KCS Resources, LLC	Delaware	2353570	86-0876964 76-0413320 KCS Resources, Inc. ID # may be used for certain state regulatory filing	1000 Louisiana Suite 5600 Houston, TX 77002
Medallion California Properties Company	Texas	109992200	76-0267470	1000 Louisiana Suite 5600 Houston, TX 77002
One TEC Operating, LLC	Texas	800274901	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
One TEC, LLC	Texas	800156535	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
Petrohawk Holdings, LLC	Delaware	3990561	20-3066517	1000 Louisiana Suite 5600 Houston, TX 77002
Petrohawk Operating Company	Texas	01262202-00	75-2472880	1000 Louisiana Suite 5600 Houston, TX 77002
Petrohawk Properties, LP	Texas	9759210	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002

Schedule 7.14 - 1

Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Principal Place of Business and Chief Executive Office
P-H Energy, LLC	Texas	800414887	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
Proliq, Inc.	New Jersey	9081403000	22-1516527	1000 Louisiana Suite 5600 Houston, TX 77002
Winwell Resources, L.L.C.	Louisiana	34473413K	86-0876964 72-1277420 Winwell Resources, Inc. ID# may be used for certain state regulatory filing	1000 Louisiana Suite 5600 Houston, TX 77002
WSF, Inc.	Louisiana	34357779D	72-1169871	1000 Louisiana Suite 5600 Houston, TX 77002

Schedule 7.14 - 2

SCHEDULE 7.18

GAS IMBALANCES

As of June 30, 2009 the net overproduced balance was 606,590 Mcfe.

Schedule 7.18 - 1

SCHEDULE 7.19

MARKETING CONTRACTS

None.

Schedule 7.19 - 1

SCHEDULE 7.20

SWAP AGREEMENTS

This schedule has been omitted and filed separately with the Securities and Exchange Commission as Appendix A pursuant to an application for confidential treatment.

Schedule 7.20 - 1

SCHEDULE 7.23

TRANSPORTATION CONTRACTS

1.	Dedicated Interruptible Gas Gathering Agreement dated August 1, 2009 between Goodrich Petroleum Company, LLC (Shipper) and Hawk Field Services, LLC (Gatherer)

2.	Firm Gas Gathering Agreement effective January 1, 2009 between Petrohawk Operating Company (Shipper) and Hawk Field Services, LLC (Gatherer)

3.	Dedicated Interruptible Gas Gathering Agreement dated July 1, 2009 between Chesapeake Energy Marketing, Inc. (Shipper) and Hawk Field Services, LLC (Gatherer)

4.	Dedicated Interruptible Gas Gathering Agreement dated July 24, 2009 between Common Resources, L.L.C. (Shipper) and Hawk Field Services, LLC (Gatherer)

5.	Gas Gathering Agreement dated September 12, 2009 between Regency Field Services LLC (Gatherer) and Hawk Field Services, LLC (Shipper)

Schedule 7.23 - 1

SCHEDULE 9.05

INVESTMENTS

None.

Schedule 9.05 - 1